UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Structured Equity Funds
Balanced
Structured International Equity
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured U.S. Equity

Goldman Sachs Structured Equity Funds

■	BALANCED

■	STRUCTURED INTERNATIONAL EQUITY

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	39
Financial Statements	86
Notes to the Financial Statements	93
Financial Highlights	118
Report of Independent Registered Public Accounting Firm	130
Other Information	131

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured International Equity Fund The Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds

Fully invested, well-diversified portfolio that:

■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.

■ Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Balanced Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Balanced Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

For the one-year reporting period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -6.48%, -7.21%, -7.19%, -6.10% and -6.41%, respectively. These returns compare to the -11.11% and 5.84% average annual total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively.

The Fund generally allocates a portion of its assets to both equity and fixed income securities. As the benchmark returns indicate, the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, outperformed the equity market, as measured by the S&P 500 Index, over the one-year reporting period. As a result, the Fund’s allocation to equity securities caused it to lag the fixed income benchmark. Conversely, its allocation to fixed income helped it to outperform the equity benchmark.

Asset Allocation

■	Equities — As of August 31, 2008, the Fund was 56% invested in equities. The Goldman Sachs Quantitative Investment Strategies group manages the equity portion of the Fund’s portfolio. The group seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not take size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process also integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

■	Fixed Income — As of August 31, 2008, the Fund was 44% invested in fixed income securities. Relative to the Lehman Brothers Aggregate Bond Index, the fixed income portion of the portfolio moved from an underweight position in the collateralized and investment-grade corporate sectors to an overweight position. The Fund also maintained a modest exposure to the high yield and emerging market debt sectors. Early in 2008, we were positioned for the shape of the U.S. yield curve to steepen based upon the belief that the Federal Reserve Board would continue to lower the Federal Funds rate (i.e., shorter

PORTFOLIO RESULTS

maturity Treasury yields would fall), and that prolonged cuts would put upward pressure on long-term inflation (i.e., longer maturity Treasury yields would rise). Over the one-year reporting period, we had a preference for lower quality investment grade corporate and higher quality high yield securities as we believed select industries and securities in these segments offered more attractive risk/ reward opportunities. We also increased our residential mortgage-backed securities position, particularly our holdings of AAA-rated non-Agency-backed adjustable-rate mortgages, on what we believed to be solid fundamentals and attractive valuations.

QUANTITATIVE INVESTMENT STRATEGIES

The equity portion of the Fund continued to be broadly diversified and, at the end of the one-year period, its industry and sector weights were similar to those of the S&P 500 Index. Within each industry, the Quantitative Investment Strategies group generally favored stocks offering a high dividend yield. At the end of the reporting period, the dividend yield of the equity portion of the Fund was 2.33%, compared to 2.00% for the S&P 500 Index. In terms of individual stocks, the portfolio benefited from underweight positions in the financial company Bank of America and insurance giant American International Group (AIG), as well as an overweight position in industrial firm Norfolk Southern Corp. Among the detractors were overweight positions in the financial industry, including Washington Mutual and Citigroup, along with an underweight in information technology company Apple.

FIXED INCOME

The fixed income markets were characterized by increasing volatility over the period resulting from the meltdown in the subprime mortgage sector which led to a worldwide credit crunch. Concerns about the liquidity of both Fannie Mae and Freddie Mac, as well as financial institutions in general, also dominated headlines. Yields fell dramatically as risk aversion peaked and investors fled to quality. A global selloff led to a severe re-pricing of assets across the risk spectrum, with many high quality sectors trading at discounts not supported by their fundamentals. Although spreads widened across all segments of the fixed income market, the sectors — particularly high quality mortgage and asset-backed securities — were hit the hardest. Within the corporate sector, financial issuers underperformed the most; financials suffered disproportionately from the turmoil in the subprime market and mounting liquidity concerns.

By the end of the period, yields were lower across the Treasury yield curve. In the global flight to quality, demand for U.S. Treasuries soared to the detriment of all other asset classes. The yield curve steepened as short-term rates (i.e., three-month Treasuries) fell by more than 2.25% in response to several Federal Reserve Board rate cuts, bringing the Federal Funds rate to 2.00%. The yield on the 10-year Treasury Note fell by 0.85%, ending the period at 3.81%.

The most meaningful contributor to the Fund’s fixed income relative performance was its curve steepening position in the early part of 2008, which expressed our expectation that the shape of the U.S. yield curve would steepen. Its cross-sector positioning also added

PORTFOLIO RESULTS

modestly to results. As housing-related and credit-sensitive sectors underperformed Treasuries, the Fund’s underweight exposures to residential mortgages and investment grade corporate bonds in late 2007 contributed positively to relative results.

The primary detractor from performance was security selection within the mortgage sector. Spillover from the subprime meltdown forced hedge funds and levered investors to liquidate their highest quality assets to meet margin calls. The selloff caused non-Agency mortgages to sell off significantly, particularly adjustable rate mortgages and asset-backed securities. Our holdings of senior and super senior non-Agency adjustable rate mortgages and asset-backed securities significantly detracted from returns over the period as these securities suffered from continued deterioration in the U.S. housing market, illiquidity in the fixed income market, negative headlines surrounding Fannie Mae and Freddie Mac and fears of continued asset liquidations by financial firms. Security selection within the corporate sector also detracted from relative results. In addition, the Fund’s exposure to financial companies was a drag on returns as risk-averse global investors sold off their holdings in the industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Group and
Goldman Sachs Fixed Income Investment Group

New York, September 12, 2008

FUND BASICS

Balanced Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-	Fund Total Return		Lehman Brothers
August 31, 2008	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	-6.48%	-11.11%	5.84%
Class B	-7.21	-11.11	5.84
Class C	-7.19	-11.11	5.84
Institutional	-6.10	-11.11	5.84
Service	-6.41	-11.11	5.84

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 6/30/08	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-12.41%	4.43%	2.18%		6.35%		10/12/94
Class B	-12.65	4.43	1.99		4.53		5/1/96
Class C	-8.96	4.83	2.00		2.41		8/15/97
Institutional	-7.02	6.25	3.28		3.68		8/15/97
Service	-7.28	5.53	2.65	[5]	6.69	[5]	10/12/94

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.30%
Class B	1.80	2.05
Class C	1.80	2.05
Institutional	0.65	0.90
Service	1.15	1.40

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/087

Holding	% of Net Assets	Line of Business

Chevron Corp.	1.7%	Oil, Gas & Consumable Fuels
Wal-Mart Stores, Inc.	1.4	Food & Staples Retailing
Bank of America Corp.	1.4	Diversified Financial Services
General Electric Co.	1.2	Industrial Conglomerates
Microsoft Corp.	1.2	Software
Pfizer, Inc.	1.2	Pharmaceuticals
Anheuser-Busch Cos., Inc.	1.1	Beverages
ConocoPhillips	1.1	Oil, Gas & Consumable Fuels
Abbott Laboratories	1.1	Pharmaceuticals
Schlumberger Ltd.	1.0	Energy Equipment & Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

EQUITY SECTOR ALLOCATIONS AS OF 8/31/088

Percentage of Equity Investments

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the fund reflects the value of investments in that category as a percentage of the Fund’s equity investments’ market value (excluding securities lending collateral, if any). Securities lending collateral represents 2.9% of the Fund’s net assets at August 31, 2008.

FIXED INCOME SECTOR ALLOCATIONS9

Percentage of Fixed Income Investments

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments market value (excluding repurchase agreement, if any). Repurchase agreements represents 1.7% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS BALANCED FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Balanced Fund’s 10 Year Performance

Performance of a $10,000 Investment, Distributions Reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced October 12, 1994)
Excluding sales charges	–6.48%	5.67%	4.06%	6.76%
Including sales charges	–11.60%	4.48%	3.47%	6.33%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–7.21%	4.89%	3.29%	4.52%
Including contingent deferred sales charges	–11.84%	4.48%	3.29%	4.52%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–7.19%	4.88%	3.29%	2.44%
Including contingent deferred sales charges	–8.11%	4.88%	3.29%	2.44%

Institutional (commenced August 15, 1997)	–6.10%	6.31%	4.60%	3.70%

Service (commenced August 15, 1997)	–6.41%	5.57%	3.95%	3.08%

GOLDMAN SACHS STRUCTURED INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’
Structured International Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more Traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from Traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions. The Goldman Sachs Structured International Equity Fund is designed to invest in international markets and seeks to add value from sources diversified based on country selection and individual stock positions.

■ Comprehensive – We forecast returns on over 5,000 stocks, 21 countries and 9 currencies on a daily basis.
■ Rigorous – We evaluate stocks, countries, and currencies based on fundamental investment criteria that have outperformed historically.
■ Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.
■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■ Blend top-down market views with bottom-up stock selection.
■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.
■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

PORTFOLIO RESULTS

Structured International Equity Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Structured International Equity Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year reporting period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -16.33%, -16.99%, -16.99%, -15.99%, and -16.50%, respectively. These returns compare to the -13.93% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R shares generated cumulative total returns of -19.67% and -19.92%, respectively. These returns compare to the -18.79% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same period.

The Fund incorporates two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. Both strategies tend to perform differently from each other over time, which enables us to greater diversify the Fund. The stock selection strategy utilizes proprietary models that are based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The country/currency selection strategy utilizes proprietary models that are based on five investment themes — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

PORTFOLIO RESULTS

Portfolio Positioning and Highlights

The stock selection strategy detracted from results over the 12-month reporting period. Small exposures to several industries offset much of the upside. For example, modest underweights in Telecommunication Services and Utilities throughout Europe detracted from relative performance. Our exposure to these and other industries was not unusual, but the volatility of sector returns had a greater impact on the Fund’s relative performance than what we might have expected over a given 12-month period.

The country/currency selection strategy was much more successful and contributed positively to relative returns. Overweight positions in Hong Kong and Japan contributed the most; an underweight position in Spain and an overweight position in Belgium detracted the most.

The Fund’s performance was disappointing over the past 12 months, a period that has been very challenging for quantitative strategies. In fact, as a general matter, the market environment over the last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowdedness” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the period. Volatility has remained high so far in 2008, creating an environment similar to what we saw in 2007: managers (particularly hedge funds) across the industry were reducing risk and selling off positions not based on fundamentals, but because they needed to raise cash.

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities. In fact, over the last several quarters, our newer factors have generated relatively stronger performance than some of our existing factors. Although it is a short time period in which to judge effectiveness, these results appear promising.

PORTFOLIO RESULTS

In addition, we have recently enhanced our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, September 12, 2008

FUND BASICS

Structured International Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007–August 31, 2008	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]

Class A	-16.33%	-13.93%
Class B	-16.99	-13.93
Class C	-16.99	-13.93
Institutional	-15.99	-13.93
Service	-16.50	-13.93

November 30, 2007–August 31, 2008

Class IR	-19.67%	-18.79%
Class R	-19.92	-18.79

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-17.40%	15.61%	5.14%	4.73%	8/15/97
Class B	-17.61	15.86	5.12	4.67	8/15/97
Class C	-14.07	16.13	5.12	4.68	8/15/97
Institutional	-12.28	17.44	6.33	5.86	8/15/97
Service	-12.73	16.89	5.81	5.35	8/15/97
Class IR	N/A	N/A	N/A	-12.90	11/30/07
Class R	N/A	N/A	N/A	-13.15	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns for periods less than a year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.21%	1.25%
Class B	1.96	2.00
Class C	1.96	2.00
Institutional	0.81	0.85
Service	1.31	1.35
Class IR	0.96	1.00
Class R	1.46	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

	% of Net
Holding	Assets	Line of Business	Country

Total SA	3.8%	Oil, Gas & Consumable Fuels	France
Vivendi SA	3.2	Media	France
Sanofi-Aventis	2.8	Pharmaceuticals	France
Honda Motor Co. Ltd.	2.4	Automobiles	Japan
BP PLC ADR	2.3	Oil, Gas & Consumable Fuels	United Kingdom
France Telecom SA	2.2	Diversified Telecommunication	France
		Services
Koninklijke (Royal) Philips Electronics NV	2.2	Industrial Conglomerates	Netherlands
Astellas Pharma, Inc.	2.1	Pharmaceuticals	Japan
HSBC Holdings PLC	1.9	Commercial Banks	United Kingdom
ING Groep NV	1.7	Diversified Financial Services	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 4.4% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Institutional Shares at NAV of the Goldman Sachs Structured International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 15, 1997)
Excluding sales charges	–16.33%	13.86%	6.42%	4.42%
Including sales charges	–20.94%	12.57%	5.83%	3.89%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	–16.99%	13.07%	5.79%	3.82%
Including contingent deferred sales charges	–21.13%	12.77%	5.79%	3.82%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–16.99%	13.05%	5.79%	3.82%
Including contingent deferred sales charges	–17.82%	13.05%	5.79%	3.82%

Institutional (commenced August 15, 1997)	–15.99%	14.36%	7.02%	5.00%

Service (commenced August 15, 1997)	–16.50%	13.79%	6.48%	4.49%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–19.67%	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–19.92%	*

*	Total returns for periods of less than one year represents cumulative total return.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

What Differentiates Goldman Sachs’
Domestic Structured Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more Traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from Traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■ Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■ Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offer broad access to a clearly defined equity universe.

■ Generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS

Domestic Structured Equity Funds

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Domestic Structured Equity Funds (individually, the “Fund,” and collectively, the “Funds”) for the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Funds will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Funds’ investment philosophy, investment process and objective.

Investment Approach

The Funds use a model that is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Overview

The Funds’ performance was disappointing over the past 12 months, a period that had been very challenging for quantitative strategies. In fact, as a general matter, the market environment over the last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowding” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter of 2007 (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Funds. Any news that increased market volatility seemed to have a disproportionately negative impact on the Funds and our quantitative factors. Volatility has remained high so far in 2008, creating an environment similar to what we saw in 2007; managers (particularly hedge funds) across the industry are reducing risk and selling off positions not based on fundamentals, but because they need to raise cash. The crowding issue has abated somewhat, but we continue to monitor its level and impact closely.

Although the Funds have experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a

PORTFOLIO RESULTS

series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities.

In addition, we have recently enhanced our trading methodology to allow for more frequent rebalancing, which should help us incorporate fresher financial data into our models while continuing to seek to keep transaction costs low. We believe that by rebalancing our portfolios on a more frequent basis, we should be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, which we believe should improve long-term results.

Performance Highlights

Please note that both absolute and relative performance among the Funds will vary due to each Fund adopting a different U.S. strategy and having a different benchmark composition (the Goldman Sachs Structured Large Cap Growth Fund targets the Russell 1000 Growth Index, the Goldman Sachs Structured Large Cap Value Fund targets the Russell 1000 Value Index, the Goldman Sachs Structured Small Cap Equity Fund targets the Russell 2000 Index and the Goldman Sachs Structured U.S. Equity Fund targets the S&P 500 Index). The stocks, industries and economic sectors comprising each index differ widely, and thus performance may be substantially different from one index to the next. In addition, these characteristics as well as other such as liquidity means each portfolio’s ability to gain exposure to the factors mentioned above will vary, and this can mean some factors will have differential impact across the portfolios.

■	Goldman Sachs Structured Large Cap Growth Fund — Over the one-year reporting period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -12.96%, -13.71%, -13.63%, -12.71% and -13.11%, respectively. These returns compare to the -6.75% average annual total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R shares generated cumulative total returns of -13.86% and -14.18%, respectively. These returns compare to the -10.15% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same period.

Among our six investment criteria, Momentum was the biggest detractor from relative performance for the period. Valuation and Profitability also fared poorly. Among sectors, stock selection was weakest in the Consumer Staples and Information Technology sectors.

■	Goldman Sachs Structured Large Cap Value Fund — Over the one-year reporting period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -18.65%, -19.22%,

PORTFOLIO RESULTS

-19.21%, -18.30% and -18.73%, respectively. These returns compare to the -14.63% average annual total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R shares generated cumulative total returns of -15.18% and -15.44%, respectively. These returns compare to the -13.27% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same period.

Among our six investment criteria, Profitability, Momentum and Valuation were the biggest detractors from relative performance. Among sectors, stock selection was weakest in the Energy and Telecommunication Services sectors. On the upside, stock selection was most positive in the Financials sector.

■	Goldman Sachs Structured Small Cap Equity Fund — Over the one-year reporting period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -9.73%, -10.39%, -10.35%, -9.29% and -9.80%, respectively. These returns compare to the -5.47% average annual total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R shares generated cumulative total returns of -4.14% and -4.40%, respectively. These returns compare to the -2.68% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same period.

Among our six investment criteria, Quality was the biggest detractor from relative performance for the period. Momentum and Sentiment contributed the most. Despite respectable overall returns from our investment themes, however, small exposures to several industries offset much of the upside. For example, modest underweights in Metals & Mining and Capital Markets detracted from relative performance. Our exposure to these and other industries was not unusual, but the volatility of sector returns had a greater impact on the Fund’s relative performance than we might have expected over a given 12-month period.

■	Goldman Sachs Structured U.S. Equity Fund — Over the one-year reporting period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -15.39%, -16.04%, -16.01, -15.09% and -15.43%, respectively. These returns compare to the -11.11% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R shares generated cumulative total returns of -14.61% and -14.89%, respectively. These returns compare to the -12.01% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same period.

Among our six investment criteria, Momentum and Valuation were the biggest detractors from relative performance for the period. Among sectors, stock selection was weakest in

PORTFOLIO RESULTS

the Energy and Telecommunication Services sectors. On the upside, stock selection was most positive in the Financials sector.

Quantitative investing has been more popular than we or many market participants anticipated. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, September 12, 2008

FUND BASICS

Structured Large Cap Growth Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-12.96%	-6.75%
Class B	-13.71	-6.75
Class C	-13.63	-6.75
Institutional	-12.71	-6.75
Service	-13.11	-6.75

November 30, 2007-August 31, 2008

Class IR	-13.86%	-10.15%
Class R	-14.18	-10.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-18.05%	4.42%	-0.84%		7.93%		11/11/91
Class B	-18.25	4.46	-1.03		2.47		5/1/97
Class C	-14.81	4.79	-1.02		1.00		8/15/97
Institutional	-12.99	6.04	0.14	[4]	8.58	[4]	11/11/91
Service	-13.34	5.56	-0.34	[4]	8.23	[4]	11/11/91
Class IR	N/A	N/A	N/A		-11.28		11/30/07
Class R	N/A	N/A	N/A		-11.53		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns for periods less than a year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the Structured Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940, as amended (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.09%
Class B	1.70	1.84
Class C	1.70	1.84
Institutional	0.55	0.69
Service	1.05	1.19
Class IR	0.70	0.84
Class R	1.20	1.34

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.9%	Software
Apple, Inc.	2.5	Computers & Peripherals
Halliburton Co.	2.4	Energy Equipment & Services
Gilead Sciences, Inc.	2.3	Biotechnology
Cisco Systems, Inc.	2.1	Communications Equipment
Hewlett-Packard Co.	2.0	Computers & Peripherals
McDonald’s Corp.	2.0	Hotels, Restaurants & Leisure
Pfizer, Inc.	1.9	Pharmaceuticals
Texas Instruments, Inc.	1.8	Semiconductors & Semiconductor Equipment
Altria Group, Inc.	1.5	Tobacco

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 18.4% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Institutional Shares at NAV of the Goldman Sachs Structured Large Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Large Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 1, 1997)
Excluding sales charges	–12.96%	3.89%	1.53%	2.92%
Including sales charges	–17.76%	2.73%	0.96%	2.41%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	–13.71%	3.07%	0.75%	2.15%
Including contingent deferred sales charges	–18.01%	2.71%	0.75%	2.15%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–13.63%	3.08%	0.77%	0.70%
Including contingent deferred sales charges	–14.50%	3.08%	0.77%	0.70%

Institutional (commenced May 1, 1997)	–12.71%	4.32%	1.95%	3.32%

Service (commenced May 1, 1997)	–13.11%	3.82%	1.46%	2.82%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–13.86%*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–14.18%*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured Large Cap Value Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	-18.65%	-14.63%
Class B	-19.22	-14.63
Class C	-19.21	-14.63
Institutional	-18.30	-14.63
Service	-18.73	-14.63

November 30, 2007-August 31, 2008

Class IR	-15.18%	-13.27%
Class R	-15.44	-13.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-25.91%	6.87%	3.17%	12/31/98
Class B	-26.10	6.92	2.99	12/31/98
Class C	-22.98	7.26	3.01	12/31/98
Institutional	-21.29	8.51	4.18	12/31/98
Service	-21.73	7.96	3.68	12/31/98
Class IR	N/A	N/A	-14.12	11/30/07
Class R	N/A	N/A	-14.31	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns for periods less than a year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.04%
Class B	1.70	1.79
Class C	1.70	1.79
Institutional	0.55	0.64
Service	1.05	1.14
Class IR	0.70	0.79
Class R	1.20	1.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.3%	Oil, Gas & Consumable Fuels
Bank of America Corp.	3.6	Diversified Financial Services
Pfizer, Inc.	3.3	Pharmaceuticals
AT&T, Inc.	3.2	Diversified Telecommunication Services
General Electric Co.	3.1	Industrial Conglomerates
JPMorgan Chase & Co.	2.7	Diversified Financial Services
Time Warner, Inc.	2.2	Media
Wells Fargo & Co.	2.0	Commercial Banks
Verizon Communications, Inc.	1.8	Diversified Telecommunication Services
Johnson & Johnson	1.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 14.5% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs Structured Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment with distributions reinvested from December 31, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Since Inception

Class A (commenced December 31, 1998)
Excluding sales charges	–18.65%	6.94%	3.57%
Including sales charges	–23.09%	5.74%	2.97%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	–19.22%	6.15%	2.79%
Including contingent deferred sales charges	–23.25%	5.79%	2.79%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	–19.21%	6.15%	2.81%
Including contingent deferred sales charges	–20.01%	6.15%	2.81%

Institutional (commenced December 31, 1998)	–18.30%	7.38%	3.97%

Service (commenced December 31, 1998)	–18.73%	6.84%	3.47%

Class IR (commenced November 30, 2007)	n/a	n/a	–15.18%*

Class R (commenced November 30, 2007)	n/a	n/a	–15.44%*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured Small Cap Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	-9.73%	-5.47%
Class B	-10.39	-5.47
Class C	-10.35	-5.47
Institutional	-9.29	-5.47
Service	-9.80	-5.47

November 30, 2007-August 31, 2008

Class IR	-4.14	-2.68
Class R	-4.40	-2.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-27.60%	4.98%	2.86%	4.14%	8/15/97
Class B	-27.73	4.97	2.67	3.91	8/15/97
Class C	-24.69	5.39	2.69	3.93	8/15/97
Institutional	-22.99	6.63	3.86	5.10	8/15/97
Service	-23.46	6.07	3.34	4.58	8/15/97
Class IR	N/A	N/A	N/A	-8.85	11/30/07
Class R	N/A	N/A	N/A	-9.11	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns for periods less than a year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.33%
Class B	2.00	2.08
Class C	2.00	2.08
Institutional	0.85	0.93
Service	1.35	1.43
Class IR	1.00	1.08
Class R	1.50	1.58

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Aeropostale, Inc.	1.3%	Specialty Retail
Aspen Insurance Holdings Ltd.	1.3	Insurance
Invacare Corp.	0.8	Health Care Equipment & Supplies
Advent Software, Inc.	0.8	Software
DCT Industrial Trust, Inc.	0.8	Real Estate Investment Trusts
Owens & Minor, Inc.	0.8	Health Care Providers & Services
PDL BioPharma, Inc.	0.8	Biotechnology
Nash Finch Co.	0.8	Food & Staples Retailing
Umpqua Holdings Corp.	0.8	Commercial Banks
Koppers Holdings, Inc.	0.7	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 25.7% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Institutional Shares at NAV of the Goldman Sachs Structured Small Cap Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 15, 1997)
Excluding sales charges	–9.73%	5.09%	7.32%	5.08%
Including sales charges	–14.68%	3.90%	6.72%	4.55%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	–10.39%	4.32%	6.52%	4.31%
Including contingent deferred sales charges	–14.86%	3.90%	6.52%	4.31%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–10.35%	4.35%	6.55%	4.34%
Including contingent deferred sales charges	–11.24%	4.35%	6.55%	4.34%

Institutional (commenced August 15, 1997)	–9.29%	5.54%	7.76%	5.50%

Service (commenced August 15, 1997)	–9.80%	5.01%	7.22%	4.99%

Class IR (commenced operations November 30, 2007)	n/a	n/a	n/a	–4.14%*

Class R (commenced operations November 30, 2007)	n/a	n/a	n/a	–4.40%*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured U.S. Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	-15.39%	-11.11%
Class B	-16.04	-11.11
Class C	-16.01	-11.11
Institutional	-15.09	-11.11
Service	-15.43	-11.11

November 30, 2007-August 31, 2008

Class IR	-14.61%	-12.01%
Class R	-14.89	-12.01

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-21.33%	5.79%	1.62%	8.00%		5/24/91
Class B	-21.54	5.82	1.43	5.76		5/1/96
Class C	-18.23	6.20	1.44	3.19		8/15/97
Institutional	-16.46	7.42	2.61	8.35		6/15/95
Service	-16.83	6.90	2.10	8.31	[4]	5/24/91
Class IR	N/A	N/A	N/A	-12.96		11/30/07
Class R	N/A	N/A	N/A	-13.20		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns for periods less than a year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Structured U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.10%
Class B	1.70	1.85
Class C	1.70	1.85
Institutional	0.55	0.70
Service	1.05	1.20
Class IR	0.70	0.85
Class R	1.20	1.35

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.5%	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.5	Pharmaceuticals
Microsoft Corp.	2.5	Software
Bank of America Corp.	2.3	Diversified Financial Services
Time Warner, Inc.	2.2	Media
Halliburton Co.	1.9	Energy Equipment & Services
JPMorgan Chase & Co.	1.7	Diversified Financial Services
Verizon Communications, Inc.	1.7	Diversified Telecommunication Services
Wells Fargo & Co.	1.7	Commercial Banks
Merck & Co., Inc.	1.7	Pharmaceuticals

6The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represent 18.7% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Structured U.S. Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 24, 1991)
Excluding sales charges	–15.39%	5.68%	4.13%	8.15%
Including sales charges	–20.04%	4.50%	3.54%	7.79%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–16.04%	4.88%	3.35%	5.50%
Including contingent deferred sales charges	–20.23%	4.49%	3.35%	5.50%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–16.01%	4.89%	3.36%	2.95%
Including contingent deferred sales charges	–16.85%	4.89%	3.36%	2.95%

Institutional (commenced June 15, 1995)	–15.09%	6.10%	4.55%	8.09%

Service (commenced June 7, 1996)	–15.43%	5.58%	4.03%	6.01%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–14.61%	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–14.89%	*

*	Total returns for periods of less than one year represents cumulative total return.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 55.9%

Aerospace & Defense – 1.7%
14,800	Honeywell International, Inc.	$742,516
5,200	Lockheed Martin Corp.	605,488
4,100	Northrop Grumman Corp.	282,285
19,562	United Technologies Corp.	1,283,072

		2,913,361

Auto Components – 0.3%
8,366	Autoliv, Inc.	321,171
4,000	Johnson Controls, Inc.	123,680
3,740	Modine Manufacturing Co.	59,167

		504,018

Automobiles – 0.4%
52,800	General Motors Corp.(a)	528,000
3,300	Harley-Davidson, Inc.	131,274

		659,274

Beverages – 1.1%
29,022	Anheuser-Busch Cos., Inc.	1,969,433

Biotechnology – 0.8%
11,100	Amgen, Inc.*	697,635
1,600	Biogen Idec, Inc.*	81,488
4,700	Celgene Corp.*	325,710
2,000	Genentech, Inc.*	197,500

		1,302,333

Capital Markets – 1.7%
2,100	Ameriprise Financial, Inc.	94,395
15,555	Bank of New York Mellon Corp.	538,358
800	BlackRock, Inc.	173,800
4,100	Franklin Resources, Inc.	428,450
1,200	Invesco Ltd.	30,756
500	Janus Capital Group, Inc.	13,485
18,000	Merrill Lynch & Co., Inc.	510,300
3,000	Northern Trust Corp.	241,170
6,810	State Street Corp.	460,833
5,300	T. Rowe Price Group, Inc.	314,608
2,200	TD Ameritrade Holding Corp.*	44,946

		2,851,101

Chemicals – 1.2%
6,300	Monsanto Co.	719,775
8,100	PPG Industries, Inc.	509,166
6,000	Praxair, Inc.	539,040
1,300	Rohm and Haas Co.	97,565
1,100	The Mosaic Co.	117,414

		1,982,960

Commercial Banks – 1.4%
1,100	Fifth Third Bancorp	17,358
1,800	PNC Financial Services Group, Inc.	129,510
700	SunTrust Banks, Inc.	29,323

29,800	Wachovia Corp.	473,522
56,350	Wells Fargo & Co.(a)	1,705,714

		2,355,427

Commercial Services & Supplies – 0.4%
2,300	Avery Dennison Corp.	110,952
3,200	Deluxe Corp.	52,832
15,350	Waste Management, Inc.	540,013

		703,797

Communications Equipment – 1.5%
71,007	Cisco Systems, Inc.*	1,707,718
16,400	Corning, Inc.	336,856
3,300	Juniper Networks, Inc.*	84,810
46,500	Motorola, Inc.	438,030

		2,567,414

Computers & Peripherals – 2.0%
9,805	Apple, Inc.*(b)	1,662,242
33,300	Dell, Inc.*	723,609
11,450	Diebold, Inc.	453,992
28,800	EMC Corp.*	440,064
350	Hewlett-Packard Co.	16,422
1,000	Imation Corp.	21,240
1,700	NetApp, Inc.*	43,316
1,600	SanDisk Corp.*	23,136
1,600	Sun Microsystems, Inc.*	14,400
1,600	Western Digital Corp.*	43,616

		3,442,037

Construction & Engineering – 0.1%
2,000	Fluor Corp.	160,260

Construction Materials – 0.2%
3,400	Vulcan Materials Co.(a)	254,456

Consumer Finance – 0.5%
18,700	American Express Co.	742,016
2,900	SLM Corp.*	47,879

		789,895

Containers & Packaging – 0.1%
6,000	Packaging Corp. of America	154,500

Distributors – 0.1%
2,800	Genuine Parts Co.	118,776

Diversified Consumer Services – 0.0%
2,700	H&R Block, Inc.	68,958

Diversified Financial Services – 2.2%
75,575	Bank of America Corp.	2,353,405
1,000	CME Group, Inc.	335,399
1,300	IntercontinentalExchange, Inc.*	114,439
8,261	JPMorgan Chase & Co.	317,966
3,200	Leucadia National Corp.	148,128
3,800	Moody’s Corp.	154,508

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Diversified Financial Services – (continued)

700	MSCI, Inc.*	$20,895
6,200	NYSE Euronext	251,658
2,600	The Nasdaq OMX Group, Inc.*	84,994

		3,781,392

Diversified Telecommunication Services – 1.1%
17,050	AT&T, Inc.	545,430
40,760	Verizon Communications, Inc.(a)	1,431,491

		1,976,921

Electric Utilities – 1.5%
9,300	American Electric Power Co., Inc.	363,072
8,540	Duke Energy Corp.	148,938
900	Entergy Corp.	93,051
8,700	Exelon Corp.	660,852
2,600	FirstEnergy Corp.	188,864
3,600	FPL Group, Inc.	216,216
2,600	Great Plains Energy, Inc.	60,970
23,910	Southern Co.	896,864

		2,628,827

Electrical Equipment – 0.3%
500	Cooper Industries Ltd.	23,820
10,230	Emerson Electric Co.	478,764
200	First Solar, Inc.*	55,330
600	Rockwell Automation, Inc.	28,326

		586,240

Energy Equipment & Services – 1.9%
2,700	Diamond Offshore Drilling, Inc.	296,757
6,900	Halliburton Co.	303,186
4,000	National-Oilwell Varco, Inc.*	294,920
3,430	Patterson-UTI Energy, Inc.	97,481
18,150	Schlumberger Ltd.	1,710,093
2,600	Transocean, Inc.*	330,720
4,900	Weatherford International Ltd.*	189,042

		3,222,199

Food & Staples Retailing – 1.8%
3,600	Costco Wholesale Corp.	241,416
8,200	CVS Caremark Corp.	300,120
1,700	The Kroger Co.	46,954
40,081	Wal-Mart Stores, Inc.	2,367,585
4,200	Walgreen Co.	153,006

		3,109,081

Food Products – 1.0%
5,800	Archer-Daniels-Midland Co.	147,668
2,180	Campbell Soup Co.	80,246

22,290	General Mills, Inc.	1,475,152
600	Kellogg Co.	32,664

		1,735,730

Health Care Equipment & Supplies – 0.9%
5,200	Baxter International, Inc.	352,352
1,300	Boston Scientific Corp.*	16,328
4,870	Covidien Ltd.	263,321
500	Intuitive Surgical, Inc.*	147,635
12,990	Medtronic, Inc.	709,254

		1,488,890

Health Care Providers & Services – 0.6%
300	Aetna, Inc.	12,942
3,680	Express Scripts, Inc.*	270,149
2,600	McKesson Corp.	150,228
4,800	Medco Health Solutions, Inc.*	224,880
8,500	UnitedHealth Group, Inc.	258,825
3,100	WellPoint, Inc.*	163,649

		1,080,673

Hotels, Restaurants & Leisure – 0.9%
9,200	Boyd Gaming Corp.	112,148
39,600	Carnival Corp.	1,467,576
600	International Game Technology	12,858

		1,592,582

Household Durables – 0.4%
12,400	Leggett & Platt, Inc.	276,644
9,200	Lennar Corp.	120,980
12,800	Newell Rubbermaid, Inc.	231,680

		629,304

Household Products – 0.7%
1,890	Colgate-Palmolive Co.	143,697
17,900	Kimberly-Clark Corp.	1,104,072

		1,247,769

Industrial Conglomerates – 1.7%
11,790	3M Co.	844,164
76,198	General Electric Co.	2,141,164

		2,985,328

Insurance – 2.1%
2,820	Aflac, Inc.	159,894
36,100	American International Group, Inc.(a)	775,789
7,950	Arthur J. Gallagher & Co.	210,516
2,900	Loews Corp.	125,947
15,250	Marsh & McLennan Cos., Inc.	486,932
12,400	MetLife, Inc.	672,080
5,900	Prudential Financial, Inc.	434,889
2,120	SAFECO Corp.	143,312

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

2,400	The Hartford Financial Services Group, Inc.	$151,392
20,180	The Progressive Corp.	372,725

		3,533,476

Internet & Catalog Retail – 0.1%
3,000	Amazon.com, Inc.*	242,430

Internet Software & Services – 1.0%
9,700	eBay, Inc.*	241,821
2,710	Google, Inc.*	1,255,516
12,720	Yahoo!, Inc.*	246,513

		1,743,850

IT Services – 0.6%
13,830	Automatic Data Processing, Inc.	613,775
200	MasterCard, Inc.	48,510
3,370	Paychex, Inc.	114,850
2,900	Visa, Inc.	220,110
500	Western Union Co.	13,810

		1,011,055

Leisure Equipment & Products – 0.0%
1,440	Hasbro, Inc.	53,856

Life Sciences Tools & Services – 0.1%
3,100	Thermo Fisher Scientific, Inc.*	187,736

Machinery – 0.7%
3,500	Cummins, Inc.	228,060
300	Dover Corp.	14,814
5,080	Eaton Corp.	371,754
4,500	Ingersoll-Rand Co. Ltd.	166,185
300	ITT Corp.	19,125
8,350	PACCAR, Inc.	359,551
1,400	Parker Hannifin Corp.	89,698

		1,249,187

Media – 1.4%
27,400	Comcast Corp.	580,332
1,100	Comcast Corp. Special Class A	23,254
32,100	Gannett Co., Inc.(a)	571,059
112,100	Lee Enterprises, Inc.(a)	420,375
4,600	Media General, Inc.(a)	56,580
3,300	News Corp.	46,728
2,300	The DIRECTV Group, Inc.*	64,883
4,400	The McGraw-Hill Cos., Inc.	188,496
7,200	The Walt Disney Co.	232,920
12,900	Time Warner, Inc.	211,173

		2,395,800

Metals & Mining – 0.8%
15,400	Alcoa, Inc.	494,802
300	Allegheny Technologies, Inc.	14,700

100	Cleveland-Cliffs, Inc.	10,122
4,890	Freeport-McMoRan Copper & Gold, Inc. Class B	436,775
4,200	Newmont Mining Corp.	189,420
1,600	United States Steel Corp.	212,912

		1,358,731

Multi-Utilities – 1.2%
15,700	Ameren Corp.	657,202
1,200	CenterPoint Energy, Inc.	19,056
3,670	Consolidated Edison, Inc.	150,103
9,200	Dominion Resources, Inc.	400,476
1,900	DTE Energy Co.	80,104
3,800	NiSource, Inc.	62,624
29,310	PNM Resources, Inc.	345,565
5,700	Public Service Enterprise Group, Inc.	232,389
6,350	TECO Energy, Inc.	113,284

		2,060,803

Multiline Retail – 0.4%
6,700	Macy’s, Inc.	139,494
1,400	Nordstrom, Inc.	43,540
9,400	Target Corp.	498,388

		681,422

Oil, Gas & Consumable Fuels – 5.9%
3,500	Anadarko Petroleum Corp.	216,055
2,900	Apache Corp.	331,702
3,400	Chesapeake Energy Corp.	164,560
33,114	Chevron Corp.	2,858,400
23,476	ConocoPhillips	1,937,005
1,600	CONSOL Energy, Inc.	108,336
4,800	Devon Energy Corp.	489,840
1,500	EOG Resources, Inc.	156,630
2,900	Hess Corp.	303,819
19,900	Occidental Petroleum Corp.	1,579,264
2,400	Peabody Energy Corp.	151,080
600	Southwestern Energy Co.*	23,022
51,300	Spectra Energy Corp.(a)	1,357,398
2,300	Sunoco, Inc.	102,074
2,000	The Williams Cos., Inc.	61,780
6,700	Valero Energy Corp.	232,892
2,200	XTO Energy, Inc.	110,902

		10,184,759

Paper & Forest Products – 0.3%
18,270	International Paper Co.	494,203
3,700	MeadWestvaco Corp.	97,976

		592,179

Personal Products – 0.1%
5,800	Avon Products, Inc.	248,414

Pharmaceuticals – 4.1%
31,640	Abbott Laboratories	1,817,085
23,500	Johnson & Johnson	1,655,105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)

22,100	Merck & Co., Inc.	$788,307
109,678	Pfizer, Inc.	2,095,947
6,800	Schering-Plough Corp.	131,920
12,240	Wyeth	529,747

		7,018,111

Real Estate Investment Trusts – 0.7%
10,354	Apartment Investment & Management Co.	366,946
1,000	Boston Properties, Inc.	102,470
1,700	Equity Residential	71,740
2,900	General Growth Properties, Inc.	75,197
2,320	ProLogis	99,899
3,650	Simon Property Group, Inc.	346,312
1,100	Vornado Realty Trust	109,406

		1,171,970

Road & Rail – 1.4%
1,400	Burlington Northern Santa Fe Corp.	150,360
4,000	CSX Corp.	258,720
22,930	Norfolk Southern Corp.	1,686,043
4,400	Union Pacific Corp.	369,160

		2,464,283

Semiconductors & Semiconductor Equipment – 1.9%
1,500	Analog Devices, Inc.	41,940
1,900	Broadcom Corp.*	45,714
72,100	Intel Corp.	1,648,927
27,930	Linear Technology Corp.(a)	911,635
1,400	MEMC Electronic Materials, Inc.*	68,726
1,200	NVIDIA Corp.*	15,168
18,000	Texas Instruments, Inc.	441,180
1,300	Xilinx, Inc.	33,774

		3,207,064

Software – 1.9%
1,900	Adobe Systems, Inc.*	81,377
78,340	Microsoft Corp.	2,137,899
50,500	Oracle Corp.*	1,107,465
300	VMware, Inc.*	11,910

		3,338,651

Specialty Retail – 1.2%
38,700	Foot Locker, Inc.	630,423
3,500	Limited Brands, Inc.	72,800
9,800	Lowe’s Cos., Inc.	241,472
43,700	The Home Depot, Inc.	1,185,144

		2,129,839

Textiles, Apparel & Luxury Goods – 0.1%
2,900	NIKE, Inc. Class B	175,769
900	VF Corp.	71,325

		247,094

Thrifts & Mortgage Finance – 0.1%
2,890	Capitol Federal Financial	126,351
2,300	Sovereign Bancorp, Inc.	22,218
18,500	Washington Mutual, Inc.(a)	74,925

		223,494

Tobacco – 1.1%
41,600	Altria Group, Inc.	874,848
9,300	Philip Morris International, Inc.	499,410
8,200	Reynolds American, Inc.	434,436

		1,808,694

Wireless Telecommunication Services – 0.2%
1,900	American Tower Corp.*	78,527
300	Millicom International Cellular SA*	23,811
24,100	Sprint Nextel Corp.	210,152

		312,490

TOTAL COMMON STOCKS
(Cost $87,519,733)		$96,328,324

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – 9.8%

Aerospace/Defense(c) – 0.1%
Alliant Techsystems, Inc.
$62,000	6.750%		04/01/16	$60,140
Bombardier, Inc.(d)
50,000	6.300		05/01/14	48,000
L-3 Communications Corp.
125,000	6.375		10/15/15	119,375

				227,515

Automotive – 0.1%
General Motors Acceptance Corp.
125,000	6.875		09/15/11	78,488

Banks – 2.0%
ANZ Capital Trust I(c)(d)
175,000	4.484		01/29/49	170,277
Astoria Financial Corp.(c)
150,000	5.750		10/15/12	137,980
Bank of America Corp.
125,000	5.750		12/01/17	116,608
275,000	8.000	(c)(e)	12/29/49	245,076
Citigroup, Inc.
200,000	5.500		04/11/13	192,876
300,000	5.850		07/02/13	292,341
50,000	8.400	(c)(e)	04/29/49	42,451

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Banks – (continued)

GreenPoint Bank
	$125,000	9.250%		10/01/10	$129,992
HBOS Capital Funding LP(c)(d)(e)
	225,000	6.071		06/29/49	179,725
JPMorgan Chase & Co.
	425,000	6.000		01/15/18	411,222
	225,000	7.900	(c)(e)	04/29/49	204,412
Popular North America Capital Trust I(c)
	25,000	6.564		09/15/34	16,041
Popular North America, Inc.
	150,000	5.650		04/15/09	148,627
Resona Bank Ltd.(c)(d)(e)
EUR	175,000	4.125		09/27/49	213,117
Resona Bank Ltd.(c)(d)(e)
	$175,000	5.850%		09/29/49	140,803
Royal Bank of Scotland Group PLC(c)
	125,000	9.118		03/31/49	125,355
	125,000	6.990	(d)(e)	10/29/49	104,409
VTB 24 Capital PLC(e)
	100,000	3.635		12/07/09	97,000
Wachovia Corp.
	50,000	5.500		05/01/13	45,908
Wells Fargo & Co.
	300,000	4.375		01/31/13	287,250
Wells Fargo Capital XIII(c)(e)
	225,000	7.700		12/29/49	213,663

					3,515,133

Brokerage – 0.9%
Lehman Brothers Capital Trust VII(c)(e)
	75,000	5.857		11/29/49	37,500
Lehman Brothers Holdings, Inc.
EUR	200,000	5.375		10/17/12	252,923
	$50,000	5.625		01/24/13	46,238
	175,000	6.200		09/26/14	162,468
Merrill Lynch & Co., Inc.
	150,000	5.450		02/05/13	138,210
	100,000	6.400		08/28/17	90,381
Morgan Stanley & Co.
	100,000	5.950		12/28/17	88,949
	400,000	6.625	(c)	04/01/18	369,530
The Bear Stearns Co., Inc.
	425,000	7.250		02/01/18	439,139

					1,625,338

Chemicals(c) – 0.1%
Ineos Group Holdings PLC
EUR	125,000	7.875		02/15/16	112,779

Electric(c) – 0.6%
Arizona Public Service Co.
	$100,000	5.800		06/30/14	96,108
	150,000	6.250		08/01/16	147,005
CenterPoint Energy, Inc. Series B
	25,000	7.250		09/01/10	25,714
Commonwealth Edison Co.
	175,000	5.400		12/15/11	175,660

FirstEnergy Corp. Series C
	110,000	7.375		11/15/31	117,906
MidAmerican Energy Holdings Co.
	125,000	6.125		04/01/36	120,472
	25,000	5.950		05/15/37	23,509
Nevada Power Co. Series L
	100,000	5.875		01/15/15	98,682
Progress Energy, Inc.
	100,000	5.625		01/15/16	99,159
	75,000	7.000		10/30/31	77,565
The AES Corp.
	125,000	9.500		06/01/09	127,813

					1,109,593

Energy(c) – 0.6%
Canadian Natural Resources Ltd.
	50,000	5.150		02/01/13	49,760
	100,000	5.700		05/15/17	96,240
	75,000	6.500		02/15/37	69,909
EnCana Corp.
	200,000	6.500		02/01/38	187,398
Kerr-McGee Corp.
	175,000	6.950		07/01/24	174,878
Transocean, Inc.
	125,000	6.800		03/15/38	124,900
Valero Energy Corp.
	175,000	6.625		06/15/37	154,411
XTO Energy, Inc.
	225,000	6.500		12/15/18	224,343

					1,081,839

Entertainment – 0.0%
Time Warner Entertainment Co.
	25,000	8.375		03/15/23	26,334

Financial – 0.1%
International Lease Finance Corp.
	100,000	4.950		02/01/11	90,726

Food & Beverage – 0.2%
Cargill, Inc.(c)(d)
	250,000	5.200		01/22/13	249,308
Kraft Foods, Inc.
	75,000	6.500		08/11/17	75,856

					325,164

Gaming(c) – 0.2%
Harrah’s Operating Co., Inc.
	175,000	5.500		07/01/10	147,000
MGM Mirage, Inc.
	50,000	8.500		09/15/10	48,375
Mohegan Tribal Gaming Authority
	125,000	8.000		04/01/12	106,250

					301,625

Health Care – Services(c) – 0.1%
HCA, Inc.
	125,000	9.125		11/15/14	128,437

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Life Insurance(c) – 0.3%
Americo Life, Inc.(d)
	$50,000	7.875%	05/01/13	$50,656
Lincoln National Corp.(e)
	275,000	7.000	05/17/66	237,748
Phoenix Life Insurance Co.(d)
	125,000	7.150	12/15/34	117,677
Reinsurance Group of America, Inc.(e)
	75,000	6.750	12/15/65	59,209

				465,290

Media – Cable – 0.6%
Comcast Cable Communications Holdings, Inc.
	125,000	10.625	07/15/12	140,573
	40,000	8.375	03/15/13	44,245
	125,000	9.455	11/15/22	147,249
Cox Communications, Inc.(c)(d)
	275,000	6.250	06/01/18	273,782
Rogers Communications, Inc.(c)
	50,000	6.800	08/15/18	50,704
Time Warner Cable, Inc.(c)
	300,000	5.400	07/02/12	297,709
	50,000	6.550	05/01/37	46,097

				1,000,359

Media – Non Cable(c) – 0.4%
EchoStar DBS Corp.
	125,000	7.125	02/01/16	115,156
Idearc, Inc.
	125,000	8.000	11/15/16	56,875
News America, Inc.
	225,000	6.650	11/15/37	217,778
Rogers Wireless Communications, Inc.
	100,000	6.375	03/01/14	101,434
Thomson Reuters Corp.
	150,000	6.500	07/15/18	151,901

				643,144

Metals & Mining(c) – 0.3%
ArcelorMittal(d)
	225,000	6.125	06/01/18	216,383
GrafTech Finance, Inc.
	25,000	10.250	02/15/12	25,687
Inco Ltd.
	200,000	5.700	10/15/15	191,906
Xstrata Canada Corp.
	75,000	7.250	07/15/12	78,004

				511,980

Noncaptive-Financial – 0.4%
Countrywide Home Loans, Inc.
	25,000	6.250	04/15/09	24,781
	100,000	5.625	07/15/09	97,766
	100,000	4.125	09/15/09	95,500
Nelnet, Inc.(c)(e)
	150,000	7.400	09/29/36	100,480

SLM Corp.
	200,000	5.450	04/25/11	181,772
VTB Capital SA(d)
	110,000	6.609	10/31/12	105,196

				605,495

Packaging(c)(e) – 0.1%
Impress Holdings BV
EUR	125,000	8.088	09/15/13	164,126

Pipelines – 0.6%
Boardwalk Pipelines LP(c)
	$175,000	5.875%	11/15/16	167,295
El Paso Natural Gas Co.
	75,000	7.500	11/15/26	76,300
Energy Transfer Partners LP(c)
	75,000	5.650	08/01/12	74,570
	250,000	5.950	02/01/15	246,633
Enterprise Products Operating LP(c)(e)
	100,000	8.375	08/01/66	98,509
	100,000	7.034	01/15/68	86,094
ONEOK Partners LP(c)
	100,000	6.650	10/01/36	92,769
	100,000	6.850	10/15/37	95,096
Tennessee Gas Pipeline Co.(c)
	50,000	7.000	10/15/28	48,333

				985,599

Property/Casualty Insurance – 0.5%
Arch Capital Group Ltd.(c)
	100,000	7.350	05/01/34	99,346
Aspen Insurance Holdings Ltd.(c)
	100,000	6.000	08/15/14	92,493
Catlin Insurance Co. Ltd.(c)(d)(e)
	75,000	7.249	12/31/49	45,178
CNA Financial Corp.
	30,000	6.950	01/15/18	29,004
	50,000	7.250	11/15/23	46,987
Endurance Specialty Holdings Ltd.(c)
	100,000	6.150	10/15/15	93,698
PartnerRe Finance(c)(e)
	25,000	6.440	12/01/66	18,032
QBE Insurance Group Ltd.(c)(d)(e)
	225,000	5.647	07/01/23	223,344
Swiss Re Capital I LP(c)(d)(e)
	125,000	6.854	05/29/49	107,694
The Chubb Corp.(c)(e)
	100,000	6.375	03/29/67	88,213

				843,989

Real Estate Investment Trusts – 0.4%
Arden Realty, Inc.
	75,000	9.150	03/01/10	79,908
iStar Financial, Inc.(c)
	75,000	5.650	09/15/11	56,250
	50,000	6.500	12/15/13	36,625

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)

iStar Financial, Inc. Series B(c)
	$50,000	5.125%	04/01/11	$38,500
	75,000	5.700	03/01/14	54,000
Reckson Operating Partnership LP(c)
	25,000	7.750	03/15/09	24,791
	92,000	5.150	01/15/11	85,901
Simon Property Group LP(c)
	125,000	6.125	05/30/18	117,266
Westfield Capital Corp.(c)(d)
	125,000	5.125	11/15/14	115,721
Westfield Group(c)(d)
	150,000	5.400%	10/01/12	142,513

				751,475

Technology(c) – 0.1%
Fiserv, Inc.
	175,000	6.125	11/20/12	175,975

Tobacco – 0.1%
Philip Morris International, Inc.
	250,000	5.650	05/16/18	245,951

Transportation(c) – 0.0%
CSX Corp.
	25,000	6.250	03/15/18	23,612

Wireless Telecommunications(c) – 0.4%
America Movil SA de CV
	200,000	5.500	03/01/14	196,883
AT&T, Inc.
	225,000	6.400	05/15/38	214,985
Hellas Telecommunications Luxembourg V(e)
EUR	125,000	8.463	10/15/12	162,292
Sprint Capital Corp.
	$175,000	7.625	01/30/11	175,301

				749,461

Wirelines Telecommunications – 0.6%
Ameritech Capital Funding
	50,000	6.250	05/18/09	50,668
Deutsche Telekom International Finance BV
	125,000	8.750	06/15/30	138,650
Qwest Corp.(c)
	50,000	8.875	03/15/12	50,313
Telecom Italia Capital(c)
	225,000	4.950	09/30/14	202,818
	150,000	7.721	06/04/38	146,276
TPSA Finance BV(d)
	175,000	7.750	12/10/08	176,343
Verizon Communications, Inc.(c)
	100,000	6.100	04/15/18	99,664
	125,000	6.400	02/15/38	116,632

Windstream Corp.(c)
	125,000	8.625	08/01/16	123,750

				1,105,114

TOTAL CORPORATE BONDS
(Cost $17,913,185)				$16,894,541

Mortgage-Backed Obligations – 31.3%

Collateralized Mortgage Obligations – 9.5%
Adjustable Rate Non-Agency(e) – 6.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	$31,453	4.448%	04/25/34	$25,911
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
	58,253	5.075	06/25/35	45,721
Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
	881,652	6.246	09/25/47	566,229
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
	814,876	4.136	02/25/37	758,942
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	302,626	2.772	08/25/35	191,537
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	346,226	2.822	09/25/35	216,675
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
	31,108	4.544	11/20/34	20,720
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
	54,663	4.904	08/20/35	36,126
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	589,197	5.997	08/19/36	378,678
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
	647,032	6.572	09/25/35	442,694
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	472,538	2.732	01/25/36	316,946
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	763,147	4.738	07/25/35	711,889
Lehman XS Trust Series 2005-7N, Class 1A1A
	253,385	2.742	12/25/35	162,277
Lehman XS Trust Series 2007-16N, Class 2A2
	967,302	3.322	09/25/47	560,976
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
	15,409	2.852	11/25/34	10,410
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	562,594	4.079	01/25/46	355,695
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
	962,144	6.548	11/25/37	623,389
Structured Adjustable Rate Mortgage Loan Series 2004-05, Class 3A1
	34,300	4.380	05/25/34	27,687

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(e) – (continued)
Structured Adjustable Rate Mortgage Loan Series 2004-06, Class 3A2
$366,787	4.702%	06/25/34	$346,404
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
39,501	5.450	11/25/34	28,980
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
716,004	2.702	02/25/36	420,752
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
779,279	4.579	08/25/47	460,559
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
131,972	4.700	11/25/33	123,549
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
51,463	4.243%	06/25/34	46,635
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
383,458	2.762	07/25/45	247,800
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
595,191	2.792	08/25/45	383,595
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
338,555	2.742	12/25/45	216,471
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
734,974	3.999	09/25/46	425,815
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
861,329	6.599	12/28/37	588,934
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
297,271	5.360	10/25/35	271,484
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
720,493	5.000	10/25/35	642,393
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
704,717	5.034	04/25/35	639,898
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
670,567	5.595	07/25/36	514,276

			10,810,047

Interest Only(f) – 0.1%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
201,318	5.500	06/25/33	19,408
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(d)(e)
2,196,876	1.320	03/13/40	56,321
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
7,609	5.500	06/25/33	190

CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
281,195	5.250	07/25/33	30,188
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)(g)
90,760	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)(g)
108,308	0.000	08/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(d)(e)
1,257,346	1.878	05/15/38	32,818
FHLMC REMIC Series 2575, Class IB
128,463	5.500	08/15/30	11,991
FNMA REMIC Series 2004-47, Class EI(e)(g)
251,418	0.000	06/25/34	8,369
FNMA REMIC Series 2004-62, Class DI(e)(g)
145,916	0.000	07/25/33	4,647
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
92,109	0.123	08/25/33	456
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
35,520	0.320	07/25/33	326
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(d)(e)
2,728,044	1.615	02/11/36	78,185
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(e)
545,553	0.472	02/25/34	382

			243,281

Inverse Floaters(e) – 0.2%
FNMA REMIC Series 1993-248, Class SA
131,895	5.436	08/25/23	125,175
GNMA Series 2001-48, Class SA
24,044	18.474	10/16/31	27,583
GNMA Series 2001-51, Class SA
37,719	21.816	10/16/31	45,991
GNMA Series 2001-51, Class SB
47,334	18.474	10/16/31	54,452
GNMA Series 2001-59, Class SA
36,288	18.312	11/16/24	42,211
GNMA Series 2002-13, Class SB
15,327	26.060	02/16/32	20,335

			315,747

Regular Floater(e)(g) – 0.1%
FHLMC REMIC Series 3038, Class XA
70,548	0.000	09/15/35	61,436
FHLMC REMIC Series 3325, Class SX
89,968	0.000	06/15/37	88,015

			149,451

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 2.8%
Countrywide Alternative Loan Trust Series 2007-16-CB, Class 4A7
$531,877	6.000%	08/25/37	$368,054
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
578,127	7.202	10/15/32	594,135
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4(e)
1,000,000	5.512	11/10/45	936,163
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
1,000,000	6.278	11/15/39	1,013,936
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4(e)
1,000,000	5.197	11/15/30	941,558
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,000,000	5.156	02/15/31	929,554

			4,783,400

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $20,574,634)			$16,301,926

Federal Agencies – 21.8%
Adjustable Rate FHLMC(e) – 0.3%
577,303	4.576	08/01/35	579,600

Adjustable Rate FNMA(e)— 1.0%
20,754	7.290	09/01/32	20,955
253,624	4.332	12/01/33	256,675
411,938	4.214	01/01/34	416,866
559,550	4.250	02/01/34	566,121
444,876	4.597	01/01/35	449,094

			1,709,711

Adjustable Rate GNMA(e) – 0.6%
21,386	5.375	06/20/23	21,587
9,310	5.625	07/20/23	9,358
9,461	5.625	08/20/23	9,509
25,360	5.625	09/20/23	25,490
7,291	5.375	03/20/24	7,334
67,228	5.375	04/20/24	68,181
7,926	5.375	05/20/24	7,997
65,896	5.375	06/20/24	66,538
35,606	5.625	07/20/24	35,844
50,446	5.625	08/20/24	50,792
16,082	5.625	09/20/24	16,182
18,936	5.125	11/20/24	19,102
16,132	5.125	12/20/24	16,282
13,796	5.375	01/20/25	13,902
6,531	5.375	02/20/25	6,621
23,207	5.375	05/20/25	23,610
15,923	5.625	07/20/25	16,079
8,738	5.375	02/20/26	8,856
442	5.625	07/20/26	446
25,244	5.375	01/20/27	25,589
8,195	5.375	02/20/27	8,309
69,789	5.375	04/20/27	70,962

8,023	5.375	05/20/27	8,084
8,025	5.375	06/20/27	8,159
2,543	5.125	11/20/27	2,563
9,822	5.125	12/20/27	9,902
21,236	5.375	01/20/28	21,527
7,164	5.250	02/20/28	7,252
8,163	5.375	03/20/28	8,275
44,806	5.625	07/20/29	45,154
16,751	5.625	08/20/29	16,879
6,038	5.625	09/20/29	6,086
21,412	5.125	10/20/29	21,548
29,248	5.125	11/20/29	29,443
6,901	5.125	12/20/29	6,944
9,099	5.250	01/20/30	9,193
4,611	5.250	02/20/30	4,658
17,584	5.250	03/20/30	17,767
29,786	5.375	04/20/30	30,226
74,541	5.375	05/20/30	75,687
7,316	5.375	06/20/30	7,424
61,183	5.625	07/20/30	61,692
9,259	5.625	09/20/30	9,333
18,528	4.875	10/20/30	18,597

			954,963

FHLMC – 3.0%
66,581	8.000	07/01/15	70,552
16,226	7.000	12/01/15	16,988
74,493	6.500	07/01/16	76,613
32,121	7.500	03/01/27	34,693
117,119	6.500	12/01/29	121,641
145,093	7.000	04/01/31	153,142
175,293	7.000	07/01/32	184,529
987,617	6.500	01/01/33	1,022,741
605,342	6.500	04/01/34	625,060
159,223	5.500	05/01/37	157,138
1,551,132	5.500	02/01/38	1,531,714
193,156	5.500	03/01/38	190,628
992,019	5.500	06/01/38	979,031

			5,164,470

FNMA – 16.9%
25,654	7.000	01/01/16	26,893
729,020	4.500	06/01/18	720,355
1,362,225	4.500	08/01/18	1,346,033
731,637	4.000	09/01/18	704,766
656,759	5.000	06/01/19	659,892
416,722	6.000	09/01/19	428,982
524,701	6.000	12/01/20	540,137
59,459	7.000	11/01/30	62,373
116,306	7.500	03/01/31	122,560
77,688	7.000	10/01/35	81,321
3,172,323	5.000	01/01/36	3,060,061
4,487,223	7.000	03/01/37	4,696,763
2,133,287	7.000	04/01/37	2,232,882
90,713	7.000	06/01/37	94,946
1,527,983	7.500	10/01/37	1,609,311
67,178	5.500	01/01/38	66,410

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$134,741	5.500%	02/01/38		$133,187
	507,373	5.500	03/01/38		501,523
	1,228,881	5.500	04/01/38		1,214,850
	968,354	6.000	05/01/38		978,771
	3,990,975	5.000	06/01/38		3,839,766
	1,000,000	5.000	TBA-15yr	(h)	990,625
	4,000,000	6.000	TBA-15yr	(h)	4,038,752
	1,000,000	6.500	TBA-15yr	(h)	1,028,438

					29,179,597

TOTAL FEDERAL AGENCIES
(Cost $37,261,693)					37,588,341

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $57,836,327)					$53,890,267

Agency Debenture(b) – 0.4%

Tennessee Valley Authority
	$600,000	5.375%	04/01/56		$636,068
(Cost $596,627)

Asset-Backed Securities – 1.7%
Credit Card – 1.0%
Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
	$1,700,000	4.950%	08/15/12		$1,710,541

Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
	408,976	3.472	10/25/37		347,629
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
	120,000	3.722	10/25/37		64,800
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
	210,000	3.922	10/25/37		84,000
Countrywide Home Equity Loan Trust Series 2002-E, Class A(e)
	100,274	2.727	10/15/28		68,043
Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
	169,670	2.727	06/15/29		92,112
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
	189,186	2.747	02/15/34		115,526
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	82,623	7.000	09/25/37		53,072
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	83,940	7.000	09/25/37		51,953
Household Home Equity Loan Trust Series 2007-3, Class APT(e)
	381,447	3.671	11/20/36		288,529

					1,165,664

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
	165,045	8.330	04/01/30		138,644

TOTAL ASSET-BACKED SECURITIES
(Cost $3,645,997)					$3,014,849

Emerging Market Debt – 0.5%

Gazinvest Luxembourg SA
	$130,000	7.250%	10/30/08		$130,325
Hungary Government Bond
HUF	40,850,000	6.000	11/24/23		216,242
United Mexican States
MXN	4,260,000	10.000	12/05/24		469,565

TOTAL EMERGING MARKET DEBT
(Cost $825,432)					$816,132

Municipal Bond(e) – 0.1%

Michigan State University VRDN RB Series 2007 B (AMBAC)
	$240,000	2.509%	02/15/37		$173,316
(Cost $168,509)

U.S. Treasury Obligations – 0.8%

United States Treasury Inflation Protected Securities
	$771,477	2.000%	01/15/26		$755,324
	216,940	2.375	01/15/27		224,465
	208,828	1.750	01/15/28		195,678
	243,441	3.625	04/15/28		299,984

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,475,384)					$1,475,451

Repurchase Agreement(i) – 1.7%

Joint Repurchase Agreement Account II
	$2,900,000	2.134%	09/02/08		$2,900,000
Maturity Value: $2,900,688
(Cost $2,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $172,881,194)					$176,128,948

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

	Interest
Shares	Rate	Value

Securities Lending Collateral(e) – 2.9%

Boston Global Investment Trusts – Enhanced Portfolio
4,950,800	2.393%	$4,950,800
(Cost $4,950,800)

TOTAL INVESTMENTS – 105.1%
(Cost $177,831,994)		$181,079,748

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.1)%		(8,723,741)

NET ASSETS – 100.0%		$172,356,007

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 3,343,879, which represents approximately 1.9% of net assets as of August 31, 2008.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

(f)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $6,057,815 which represents approximately 3.5% of net assets as of August 31, 2008.

(i)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 85.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BP	—	British Pound Offered Rate
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At August 31, 2008, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Sale	11/04/08	$55,011	$53,613	$1,398
Euro	Sale	09/30/08	1,149,395	1,090,862	58,533
Hungarian Forint	Sale	10/16/08	229,209	226,164	3,045
Mexican Peso	Sale	10/17/08	428,870	421,326	7,544

TOTAL					$70,520

FORWARD SALES CONTRACTS — At August 31, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $3,122,813)	7.000%	TBA — 15yr	09/11/08	$3,000,000	$3,137,814

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(2)	September 2008	$(485,888)	$1,505
Eurodollars	(17)	December 2008	(4,123,562)	16,723
Eurodollars	(17)	March 2009	(4,124,200)	9,024
Eurodollars	(17)	June 2009	(4,118,888)	4,136
Eurodollars	(19)	September 2009	(4,593,725)	2,547
Eurodollars	(19)	December 2009	(4,580,425)	4,684
S & P Mini 500 Index	9	September 2008	577,170	(3,685)
U.S. Treasury Bonds	88	December 2008	10,323,500	4,711
2 Year U.S. Treasury Notes	55	December 2008	11,675,469	11,512
5 Year U.S. Treasury Notes	(61)	December 2008	(6,828,187)	(9,528)
10 Year U.S. Treasury Notes	(3)	December 2008	(346,500)	165

TOTAL				$41,794

SWAP CONTRACTS — At August 31, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$4,000	10/14/08	3.514%	3 month LIBOR	$—	$41,465
	4,000	10/06/10	4.703	3 month LIBOR	—	166,142
	4,000	04/06/12	4.736	3 month LIBOR	—	184,659
	5,000	04/19/12	4.547	3 month LIBOR	—	191,996
	1,900(a)	12/17/15	3 month LIBOR	4.500%	(221)	(15,180)
	1,400(a)	12/17/18	3 month LIBOR	4.750	17,904	(36,940)
	600(a)	12/17/18	4.750	3 month LIBOR	5,854	2,305
	1,100(a)	12/17/23	3 month LIBOR	4.750	42,059	(41,398)
	600(a)	12/17/28	3 month LIBOR	5.000	(9,123)	(3,858)
	1,400(a)	12/17/28	5.000	3 month LIBOR	(23,087)	53,373
Credit Suisse First Boston Corp.	2,100(a)	12/17/13	4.250	3 month LIBOR	12,922	(4,067)
	1,200(a)	12/17/23	3 month LIBOR	4.750	14,739	(14,018)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
		Notional		Payments	Payments	Upfront Payments
		Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty		(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	EUR	1,400(a)	12/17/10	4.500%	6 month EURO	$(1,339)	$(8,620)
		$1,270(a)	01/28/11	3 month LIBOR	3.161%	—	10,425
		1,100(a)	12/17/11	3.750	3 month LIBOR	(1,008)	(1,232)
					Brazilian Interbank
	BRL	300	01/02/12	13.950	Deposit Average	—	828
					Brazilian Interbank
		700	01/02/12	13.980	Deposit Average	—	1,932
	GBP	500(a)	12/17/13	6 month BP	5.250	17,170	(19,103)
		$1,900(a)	12/17/13	3 month LIBOR	4.250	(6,167)	(1,844)
		5,900(a)	12/17/13	4.250	3 month LIBOR	41,118	(16,241)
		2,600(a)	12/17/15	3 month LIBOR	4.500	27,401	(48,476)
		1,100(a)	01/28/16	4.224	3 month LIBOR	—	(11,548)
		100(a)	12/17/18	3 month LIBOR	4.750	(378)	(982)
		300(a)	12/17/18	4.750	3 month LIBOR	(4,797)	8,876
		1,700(a)	12/17/23	3 month LIBOR	4.750	47,970	(46,948)
		300(a)	12/17/28	3 month LIBOR	5.000	6,015	(12,505)
		100(a)	12/17/28	5.000	3 month LIBOR	455	1,709
	EUR	600(a)	12/17/38	6 month EURO	5.000	(7,268)	(38,925)
		900(a)	12/17/38	5.000	6 month EURO	38,688	30,602
		$800(a)	12/17/38	5.000	3 month LIBOR	(3,970)	20,525
		300(a)	01/28/39	3 month LIBOR	4.939	—	(2,734)
					Brazilian Interbank
JPMorgan Securities, Inc.	BRL	1,160	01/04/10	12.395	Deposit Average	—	(14,802)
					Brazilian Interbank
		800	01/03/11	14.170	Deposit Average	—	932
		$2,400(a)	12/17/11	3.750	3 month LIBOR	(2,105)	(2,783)
		7,800(a)	12/17/13	3 month LIBOR	4.250	56,683	(89,571)
		1,200(a)	12/17/13	4.250	3 month LIBOR	7,797	(2,737)
	GBP	500(a)	12/17/13	5.250	6 month BP	(19,689)	21,623
		$600(a)	12/17/15	3 month LIBOR	4.500	4,406	(9,269)
		16,800(a)	12/17/15	4.500	3 month LIBOR	26,720	109,457
		6,400(a)	12/17/18	3 month LIBOR	4.750	33,698	(120,721)
		1,300(a)	12/17/18	4.750	3 month LIBOR	6,104	11,572
		4,300(a)	12/17/23	3 month LIBOR	4.750	66,975	(64,391)
		900(a)	12/17/28	3 month LIBOR	5.000	(7,568)	(11,901)
		500(a)	12/17/28	5.000	3 month LIBOR	(2,070)	12,887
		100(a)	12/17/38	3 month LIBOR	5.000	1,040	(3,109)

TOTAL						$386,928	$227,405

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
August 31, 2008

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates (Paid)		Upfront Payments
	Referenced	Amount	Received by	Termination	received by	Unrealized
Swap Counterparty	Obligation	(000s)	Fund	Date	the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America
	Investment Grade Index	$15,000	(1.550)%	06/20/13	$(131,988)	$6,540
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	600	0.090	08/25/37	(137,682)	(168,015)
	ABX-HE-AAA 07-2 Index	500	0.760	01/25/38	(125,177)	(147,057)
Deutsche Bank Securities, Inc.	ABX-HE-AAA 06-2 Index	500	0.110	05/25/46	(63,976)	(104,677)

TOTAL					$(458,823)	$(413,209)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.2%

Australia – 2.8%
181,665	AGL Energy Ltd. (Multi-Utilities)	$2,383,256
190,060	Amcor Ltd. (Containers & Packaging)	892,030
189,771	Ansell Ltd. (Health Care Equipment & Supplies)	1,998,579
7,523	ASX Ltd. (Diversified Financial Services)	225,712
611,727	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	8,614,106
509,414	BHP Billiton Ltd. (Metals & Mining)	17,891,519
1,368,036	BlueScope Steel Ltd. (Metals & Mining)	10,756,917
502,161	Boral Ltd.(a) (Construction Materials)	2,758,918
140,753	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	1,505,553
653,493	CFS Retail Property Trust (REIT)	1,204,585
27,962	Commonwealth Bank of Australia (Commercial Banks)	1,006,327
1,858,191	Commonwealth Property Office Fund (REIT)	2,209,252
1,013	Computershare Ltd. (IT Services)	7,806
271,832	Fortescue Metals Group Ltd.*(a) (Metals & Mining)	1,766,001
1,866,307	Macquarie Infrastructure Group (Transportation Infrastructure)	3,478,032
87,796	Macquarie Office Trust (REIT)	77,781
208,637	National Australia Bank Ltd. (Commercial Banks)	4,329,238
21,152	OneSteel Ltd. (Metals & Mining)	123,584
189,036	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	2,607,739
977,183	Qantas Airways Ltd. (Airlines)	2,813,209
349,091	QBE Insurance Group Ltd. (Insurance)	7,099,826
47,153	Santos Ltd. (Oil, Gas & Consumable Fuels)	806,623
151,929	Stockland (REIT)	679,930
64,460	Suncorp-Metway Ltd. (Insurance)	625,838
33,532	TABCORP Holdings Ltd. (Hotels, Restaurants & Leisure)	244,952
1,286,952	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	2,880,976
37,599	Wesfarmers Ltd. (Food & Staples Retailing)	985,760
209,370	Westfield Group (REIT)	3,072,342
521,445	Westpac Banking Corp. (Commercial Banks)	10,420,928

130,038	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	6,984,717
253,287	Woolworths Ltd. (Food & Staples Retailing)	6,114,980

		106,567,016

Austria – 2.7%
72,612	Andritz AG (Machinery)	4,453,017
182,532	Erste Bank der oesterreichischen Sparkassen AG(a) (Commercial Banks)	10,908,126
21,350	Flughafen Wien AG (Transportation Infrastructure)	1,731,708
266,603	Immoeast AG* (Real Estate Management & Development)	1,707,981
857,149	Immofinanz Immobilien Anlagen AG (Real Estate Management & Development)	7,785,370
16,083	Mayr-Melnhof Karton AG(a) (Containers & Packaging)	1,266,736
72,210	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Electric Utilities)	5,444,604
815,936	OMV AG (Oil, Gas & Consumable Fuels)	52,274,167
43,185	Raiffeisen International Bank-Holding AG (Commercial Banks)	4,720,666
12,067	Strabag SE (Construction & Engineering)	743,463
168,495	voestalpine AG (Metals & Mining)	9,120,795
55,649	Wienerberger AG (Building Products)	1,460,317

		101,616,950

Belgium – 3.4%
83,351	Bekaert NV (Electrical Equipment)	14,534,997
12,609	Compagnie Nationale a Portefeuille (Diversified Financial Services)	918,949
80,922	Euronav SA (Oil, Gas & Consumable Fuels)	3,423,282
178,820	Fortis (Diversified Financial Services)	2,475,986
30,636	Groupe Bruxelles Lambert SA (Diversified Financial Services)	3,185,568
161,617	InBev NV (Beverages)	11,203,703
381,346	KBC GROEP NV (Commercial Banks)	36,231,024
334,211	Solvay SA(a) (Chemicals)	40,919,127
117,656	UCB SA (Pharmaceuticals)	4,600,918
302,413	Umicore(a) (Chemicals)	13,252,103

		130,745,657

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Finland – 1.2%
1,141,867	Nokia Oyj (Communications Equipment)	$28,589,345
636,693	Outokumpu Oyj (Metals & Mining)	15,246,078
37,409	TietoEnator Oyj(a) (IT Services)	734,493

		44,569,916

France – 18.8%
29,770	Accor SA (Hotels, Restaurants & Leisure)	1,968,723
224,893	Alstom SA (Electrical Equipment)	22,845,104
15,641	Atos Origin SA (IT Services)	840,593
576,395	Axa (Insurance)	18,391,289
644,049	BNP Paribas (Commercial Banks)	57,774,488
226,632	Casino Guichard-Perrachon SA (Food & Staples Retailing)	22,208,524
74,385	Christian Dior SA (Textiles, Apparel & Luxury Goods)	7,912,792
20,777	CNP Assurances (Insurance)	2,493,931
440,799	Compagnie de Saint-Gobain (Building Products)	26,931,015
5,368	Compagnie Generale des Etablissements Michelin Class B (Auto Components)	347,954
25,298	Eurazeo (Diversified Financial Services)	2,485,057
30,742	Eutelsat Communications (Media)	852,207
2,806,425	France Telecom SA (Diversified Telecommunication Services)	82,747,345
465,578	Gaz de France (Gas Utilities)	26,802,055
199,701	L’Oreal SA (Personal Products)	19,822,230
40,551	Legrand S.A. (Electrical Equipment)	1,036,705
2,838	LVMH Moet Hennessy Louis Vuitton SA (Textiles, Apparel & Luxury Goods)	301,390
5,397	Pernod Ricard SA (Beverages)	504,510
19,901	PSA Peugeot Citroen (Automobiles)	945,527
15	Publicis Groupe (Media)	503
56,009	Renault SA (Automobiles)	4,676,929
1,492,557	Sanofi-Aventis (Pharmaceuticals)	105,890,263
85,163	Schneider Electric SA (Electrical Equipment)	8,560,487
373,362	SCOR SE (Insurance)	8,601,713
97,802	SES (Media)	2,360,356
84,577	Societe BIC SA(a) (Commercial Services & Supplies)	5,102,729
35,627	Technip SA (Energy Equipment & Services)	2,923,902
2,006,840	Total SA (Oil, Gas & Consumable Fuels)	144,163,620
7,086	Unibail-Rodamco (REIT)	1,471,268

135,718	Valeo SA (Auto Components)	4,839,145
14,862	Vallourec SA (Machinery)	4,134,469
85	Vinci SA (Construction & Engineering)	4,827
3,114,640	Vivendi SA (Media)	120,327,850

		710,269,500

Germany – 5.4%
301,652	Adidas AG (Textiles, Apparel & Luxury Goods)	17,659,422
65,157	Bilfinger Berger AG (Construction & Engineering)	4,581,728
191,604	Commerzbank AG (Commercial Banks)	5,612,461
543,189	Daimler AG (Automobiles)	31,662,696
254,076	Deutsche Boerse AG (Diversified Financial Services)	24,003,692
1,444,756	Deutsche Lufthansa AG(a) (Airlines)	31,023,797
329,154	E.ON AG (Electric Utilities)	19,222,489
2,939	Fresenius Medical Care AG & Co. (Health Care Providers & Services)	157,599
7,060	Fresenius SE (Health Care Equipment & Supplies)	590,844
35,961	GEA Group AG (Machinery)	1,130,402
29,109	Hannover Rueckversicherung AG (Insurance)	1,242,003
6,594	Henkel KGaA (Household Products)	230,413
81,987	MAN AG (Machinery)	7,999,968
262,820	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	40,804,608
56,472	RWE AG (Multi-Utilities)	6,091,814
21,504	Siemens AG (Industrial Conglomerates)	2,334,207
146,721	Solarworld AG (Electrical Equipment)	7,605,996
61,841	Suedzucker AG(a) (Food Products)	1,048,215

		203,002,354

Greece – 0.5%
81,605	Alpha Bank A.E. (Commercial Banks)	2,076,512
72,618	Coca-Cola Hellenic Bottling Co. SA (Beverages)	1,788,428
16	Folli-Follie (Textiles, Apparel & Luxury Goods)	366

115,754	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	1,444,247
102,544	Marfin Investment Group SA* (Capital Markets)	647,444
147,737	National Bank of Greece SA (Commercial Banks)	6,512,385

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Greece – (continued)

73,199	OPAP SA (Hotels, Restaurants & Leisure)	$2,563,451
153,956	Public Power Corp. SA (Electric Utilities)	3,879,918

		18,912,751

Hong Kong – 7.3%
25,700	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	173,151
9,141,500	Boc Hong Kong Holdings Ltd. (Commercial Banks)	20,328,519
213,000	Cathay Pacific Airways Ltd. (Airlines)	394,985
2,147,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	30,517,341
687,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	2,979,523
931,000	Chinese Estates Holdings Ltd. (Real Estate Management & Development)	1,302,487
2,546,000	CITIC International Financial Holdings Ltd.* (Commercial Banks)	2,042,260
1,728,500	CLP Holdings Ltd. (Electric Utilities)	14,022,376
1,380,200	Esprit Holdings Ltd. (Specialty Retail)	11,393,917
304,000	Foxconn International Holdings Ltd.* (Communications Equipment)	225,607
1,214,000	Hang Lung Group Ltd. (Real Estate Management & Development)	5,171,377
831,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	2,630,383
717,200	Hang Seng Bank Ltd. (Commercial Banks)	14,145,531
72,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	434,017
3,185,100	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	7,146,329
2,485,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	15,777,864
935,600	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	12,085,608
76,000	Hopewell Holdings Ltd. (Real Estate Management & Development)	289,594
1,846,000	Hutchison Telecommunications International Ltd.* (Wireless Telecommunication Services)	2,303,774

3,824,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	35,499,858
643,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	1,757,185
537,739	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	2,419,837
1,342,000	Li & Fung Ltd. (Distributors)	4,080,725
1,279,000	Mongolia Energy Co. Ltd.* (Oil, Gas & Consumable Fuels)	1,181,406
1,172,000	MTR Corp. Ltd. (Road & Rail)	3,773,237
2,826,000	New World Development Co. Ltd. (Real Estate Management & Development)	4,289,173
32,000	NWS Holdings Ltd. (Industrial Conglomerates)	70,653
477,000	Orient Overseas International Ltd. (Marine)	1,633,842
4,588,000	Pacific Basin Shipping Ltd. (Marine)	6,219,781
554,000	Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	1,063,781
1,982,000	Sino Land Co. Ltd. (Real Estate Management & Development)	3,469,379
1,359,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	18,530,570
2,389,000	Swire Pacific Ltd. (Real Estate Management & Development)	23,862,906
69,000	Television Broadcasts Ltd. (Media)	385,133
212,800	Tencent Holdings Ltd. (Internet Software & Services)	1,805,888
1,289,311	The Bank of East Asia Ltd. (Commercial Banks)	5,096,585
2,635,893	The Link (REIT)	6,196,601
2,111,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	7,629,115
464,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	1,100,480
205,500	Wing Hang Bank Ltd. (Commercial Banks)	2,335,853
578,500	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	1,602,740

		277,369,371

Ireland – 0.6%
487,823	Allied Irish Banks PLC (Commercial Banks)	6,172,570
420,370	Kerry Group PLC (Food Products)	11,360,344

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Ireland – (continued)

158,848	Paddy Power PLC (Hotels, Restaurants & Leisure)	$3,703,994

		21,236,908

Italy – 0.4%
3,988,148	Parmalat SpA (Food Products)	10,973,702
6,720,887	Pirelli & C. SpA (Auto Components)	4,538,492

		15,512,194

Japan – 21.6%
837,100	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	7,565,719
1,953,000	AMADA Co. Ltd. (Machinery)	11,829,364
359,300	Aoyama Trading Co. Ltd. (Specialty Retail)	6,503,849
4,998,000	Asahi Kasei Corp. (Chemicals)	23,473,052
1,725,100	Astellas Pharma, Inc. (Pharmaceuticals)	77,701,554
38,800	Autobacs Seven Co. Ltd. (Specialty Retail)	1,078,224
309,000	Brother Industries Ltd. (Office Electronics)	3,458,814
327,000	Canon Marketing Japan, Inc.(a) (Distributors)	5,366,681
667,000	Central Glass Co. Ltd. (Building Products)	2,599,732
586	Central Japan Railway Co. (Road & Rail)	6,087,286
800	Chubu Electric Power Co., Inc. (Electric Utilities)	19,063
100,600	Circle K. Sunkus Co. Ltd.(a) (Food & Staples Retailing)	1,647,933
231,100	Coca-Cola West Holdings Co. Ltd. (Beverages)	5,344,624
1,218,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	17,196,327
45,500	Daifuku Co. Ltd. (Machinery)	372,421
3,500	Denso Corp. (Auto Components)	90,732
4,000	Electric Power Development Co. Ltd. (Independent Power Producers & Energy Traders)	147,058
16,000	Fuji Heavy Industries Ltd. (Automobiles)	91,466
743	Fuji Television Network, Inc. (Media)	1,066,453
243,600	FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components)	6,702,889
276,300	Glory Ltd. (Machinery)	5,894,523
661,000	Hankyu Department Stores, Inc. (Multiline Retail)	4,066,590
498,000	Hino Motors Ltd. (Machinery)	2,425,546
71,000	Hitachi Cable Ltd. (Electrical Equipment)	255,726

73,000	Hokuhoku Financial Group, Inc. (Commercial Banks)	174,521
2,767,200	Honda Motor Co. Ltd. (Automobiles)	89,872,148
372	Japan Prime Realty Investment Corp. (REIT)	805,590
115	Japan Real Estate Investment Corp. (REIT)	1,072,583
46	Japan Retail Fund Investment Corp. (REIT)	190,402
26,500	JFE Holdings, Inc. (Metals & Mining)	1,119,889
17,813	K.K. DaVinci Advisors*(a) (Real Estate Management & Development)	5,769,088
205,000	Kaneka Corp. (Chemicals)	1,287,500
240,000	Kobe Steel Ltd. (Metals & Mining)	573,969
390,100	Komori Corp. (Machinery)	5,692,034
225,000	Konica Minolta Holdings, Inc. (Office Electronics)	3,101,131
10,000	Kyocera Corp. (Electronic Equipment, Instruments & Components)	838,102
645,300	Leopalace21 Corp. (Real Estate Management & Development)	6,568,665
33,400	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	704,899
373,000	Matsushita Electric Industrial Co. Ltd. (Household Durables)	7,666,580
564,000	Millea Holdings, Inc. (Insurance)	19,129,305
15,000	Mitsubishi Chemical Holdings Corp. (Chemicals)	84,862
221,000	Mitsubishi Electric Corp. (Electrical Equipment)	1,874,277
1,817,000	Mitsubishi Materials Corp. (Metals & Mining)	6,447,601
18,780	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	657,530
350,000	Mitsui & Co. Ltd. (Trading Companies & Distributors)	5,967,269
2,227,000	Mitsui O.S.K. Lines Ltd. (Marine)	26,394,566
10,007	Mizuho Financial Group, Inc. (Commercial Banks)	42,598,863
1,506,000	NEC Corp. (Computers & Peripherals)	6,940,319

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

155,800	NEC Electronics Corp.*(a) (Semiconductors & Semiconductor Equipment)	$3,945,565
21,000	Nichirei Corp. (Food Products)	119,789
64,000	Nintendo Co. Ltd. (Software)	30,045,415
194	Nippon Building Fund, Inc. (REIT)	2,099,181
2,266,000	Nippon Express Co. Ltd. (Road & Rail)	10,595,219
584,000	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	3,243,879
4,192,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	26,145,104
4,198,000	Nippon Sheet Glass Co. Ltd.(a) (Building Products)	21,497,958
592,000	Nippon Steel Corp. (Metals & Mining)	2,808,226
9,179	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	45,125,253
2,585,000	Nippon Yusen Kabushiki Kaisha(a) (Marine)	20,628,950
1,364,200	Nissan Motor Co. Ltd. (Automobiles)	10,362,581
429,000	Nisshin Seifun Group, Inc. (Food Products)	5,919,209
3,284,000	Nisshin Steel Co. Ltd.(a) (Metals & Mining)	8,773,926
49,000	Nisshinbo Industries, Inc. (Textiles, Apparel & Luxury Goods)	539,497
392,200	Nomura Holdings, Inc. (Capital Markets)	5,201,183
417,900	Nomura Real Estate Holdings, Inc.(a) (Real Estate Management & Development)	8,564,004
4,717	NTT DoCoMo, Inc.(a) (Wireless Telecommunication Services)	7,434,077
152,600	Omron Corp. (Electronic Equipment, Instruments & Components)	2,682,361
1,300	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	68,072
5,162,000	Osaka Gas Co. Ltd. (Gas Utilities)	18,781,092
361,800	Q.P. Corp.(a) (Food Products)	3,424,811
1,533	Resona Holdings, Inc.(a) (Commercial Banks)	1,784,279
1,570,000	Ricoh Co. Ltd. (Office Electronics)	25,915,375
700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	40,301
22,100	Sankyo Co. Ltd. (Leisure Equipment & Products)	1,046,402

289	Sapporo Hokuyo Holdings, Inc. (Commercial Banks)	1,555,491
43,756	SBI Holdings, Inc.(a) (Capital Markets)	7,846,555
412,000	Seino Holdings Co. Ltd. (Road & Rail)	2,408,978
123,700	Shimachu Co. Ltd. (Specialty Retail)	2,974,478
94,000	Shiseido Co. Ltd. (Personal Products)	2,200,892
95,000	Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)	1,073,983
1,953,000	Sompo Japan Insurance, Inc. (Insurance)	17,609,218
4,700	Sumco Corp. (Semiconductors & Semiconductor Equipment)	93,110
604,300	Sumitomo Electric Industries Ltd. (Electrical Equipment)	6,934,683
1,308	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	7,918,920
19,300	TDK Corp. (Electronic Equipment, Instruments & Components)	1,118,040
3,930,000	The Bank of Yokohama Ltd. (Commercial Banks)	21,050,749
669,000	The Gunma Bank Ltd. (Commercial Banks)	3,765,819
29,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	173,108
224,000	Toho Gas Co. Ltd. (Gas Utilities)	1,260,497
67,000	Tokyo Gas Co. Ltd. (Gas Utilities)	279,542
222,000	Tokyu Land Corp. (Real Estate Management & Development)	936,553
1,522,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	13,718,002
55,200	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	1,000,424
86,000	Toyo Suisan Kaisha Ltd. (Food Products)	2,144,680
4,019	West Japan Railway Co. (Road & Rail)	19,421,019
362,800	Yamaha Corp. (Leisure Equipment & Products)	6,369,505

		815,163,274

Luxembourg – 0.5%
270,686	ArcelorMittal(a) (Metals & Mining)	21,235,823

Netherlands – 7.6%
764,545	ASML Holding NV (Semiconductors & Semiconductor Equipment)	18,030,003
153,953	Corio NV (REIT)	11,322,979

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)

236,390	Heineken Holding NV (Beverages)	$10,485,002
2,011,849	ING Groep NV(a) (Diversified Financial Services)	62,677,788
2,505,447	Koninklijke (Royal) Philips Electronics NV (Industrial Conglomerates)	81,402,287
3,181,936	Koninklijke Ahold NV (Food & Staples Retailing)	39,783,065
821,520	Koninklijke DSM NV (Chemicals)	47,282,303
674,243	Oce NV(a) (Office Electronics)	6,546,722
122,071	SNS Reaal (Diversified Financial Services)	2,028,479
96,563	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,261,267
160,114	Unilever NV(a) (Food Products)	4,417,996
26,452	Wereldhave NV (REIT)	2,950,073

		288,187,964

New Zealand – 0.1%
156,349	Contact Energy Ltd.(a) (Electric Utilities)	912,803
690,809	Telecom Corp. of New Zealand Ltd.(a) (Diversified Telecommunication Services)	1,581,150

		2,493,953

Norway – 0.8%
509,000	Den Norske Bank (Commercial Banks)	5,901,117
2,262,400	Norsk Hydro ASA (Metals & Mining)	24,109,464

		30,010,581

Singapore – 0.2%
130,000	CapitaCommercial Trust (REIT)	154,345
95,000	Capitaland Ltd. (Real Estate Management & Development)	290,167
43,000	CapitaMall Trust (REIT)	82,630
67,000	Cosco Corp. (Singapore) Ltd. (Machinery)	107,090
55,000	DBS Group Holdings Ltd. (Commercial Banks)	695,447
435,000	Golden Agri-Resources Ltd. (Food Products)	193,296
8,000	Haw Par Corp. Ltd. (Industrial Conglomerates)	35,875
45,523	Jardine Cycle & Carriage Ltd. (Distributors)	567,759
61,000	Keppel Corp. Ltd. (Industrial Conglomerates)	423,620
90,000	Neptune Orient Lines Ltd. (Marine)	141,835
129,600	Noble Group Ltd. (Trading Companies & Distributors)	175,117

165,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	935,021
57,000	SembCorp Marine Ltd. (Machinery)	151,073
38,520	Singapore Airlines Ltd. (Airlines)	411,942
18,000	Singapore Exchange Ltd. (Diversified Financial Services)	79,485
32,000	Singapore Petroleum Co. Ltd. (Oil, Gas & Consumable Fuels)	120,229
351,780	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	868,217
55,000	United Overseas Bank Ltd. (Commercial Banks)	732,065
8,000	UOL Group Ltd. (Real Estate Management & Development)	16,174
13,000	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	91,306
4,000	Wilmar International Ltd. (Food Products)	10,594
196,000	Wing Tai Holdings Ltd. (Real Estate Management & Development)	184,732

		6,468,019

Spain – 0.8%
1,683,685	Banco Santander SA (Commercial Banks)	28,621,600
564,601	Iberia Lineas Aereas de Espana SA (Airlines)	1,673,859

		30,295,459

Sweden – 2.6%
174,000	Alfa Laval AB (Machinery)	2,374,562
1,748,300	Boliden AB (Metals & Mining)	11,013,911
505,100	Castellum AB (Real Estate Management & Development)	5,170,361
487,600	Fabege AB (Real Estate Management & Development)	3,506,154
58,900	Hoganas AB Series B (Metals & Mining)	1,124,893
187,900	Kungsleden AB(a) (Real Estate Management & Development)	1,449,918
925,600	Nordea Bank AB (Commercial Banks)	12,294,856
968,900	Scania AB Class B (Machinery)	13,855,975
533,800	Skanska AB Class B (Construction & Engineering)	6,716,201
774,200	SKF AB Class B (Machinery)	11,724,666
141,000	Swedbank AB(a) (Commercial Banks)	2,477,770
111,800	Swedish Match AB (Tobacco)	2,204,583
1,824,000	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	20,821,433

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

76,000	TeliaSonera AB (Diversified Telecommunication Services)	$529,640
103,300	Wihlborgs Fastigheter AB (Real Estate Management & Development)	1,785,152

		97,050,075

Switzerland – 2.0%
209,714	Actelion Ltd.* (Biotechnology)	12,037,847
200,089	Baloise Holding AG (Insurance)	17,118,229
77,266	Ciba Holding AG(a) (Chemicals)	1,903,130
19,037	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,107,665
85,050	Credit Suisse Group (Capital Markets)	3,944,848
48,548	Nestle SA (Food Products)	2,139,005
141,095	Novartis AG (Pharmaceuticals)	7,860,194
9,167	OC Oerlikon Corp. AG* (Machinery)	2,144,013
113,650	PSP Swiss Property AG* (Real Estate Management & Development)	6,883,224
78,397	Zurich Financial Services AG (Insurance)	20,466,799

		75,604,954

United Kingdom – 17.9%
911,703	3i Group PLC (Capital Markets)	15,234,541
612,299	Anglo American PLC (Metals & Mining)	32,547,209
498,886	AstraZeneca PLC (Pharmaceuticals)	24,321,643
4,215,168	BAE Systems PLC (Aerospace & Defense)	36,788,348
2,879,241	Barclays PLC (Commercial Banks)	18,423,923
2,011,874	BG Group PLC (Oil, Gas & Consumable Fuels)	44,626,063
15,700	BP PLC (Oil, Gas & Consumable Fuels)	150,902
1,488,524	BP PLC ADR(a)(b) (Oil, Gas & Consumable Fuels)	85,783,638
115,418	British American Tobacco PLC (Tobacco)	3,899,303
1,349,049	British Energy Group PLC (Electric Utilities)	18,015,382
3,192,329	Compass Group PLC (Hotels, Restaurants & Leisure)	21,244,617
80,964	De La Rue PLC* (Commercial Services & Supplies)	1,295,470
574,777	GlaxoSmithKline PLC ADR(a) (Pharmaceuticals)	26,997,276
4,608,019	HSBC Holdings PLC (Commercial Banks)	72,505,958
1,785,314	Kazakhmys PLC (Metals & Mining)	41,894,659

333,528	Land Securities Group PLC (REIT)	8,240,150
7,084,084	Legal & General Group PLC (Insurance)	12,924,546
748,592	Lloyds TSB Group PLC (Commercial Banks)	4,131,437
218,159	Logica PLC (IT Services)	530,920
32,318	Man Group PLC (Capital Markets)	333,023
967,506	Mondi PLC (Paper & Forest Products)	5,743,934
1,342,571	Old Mutual PLC (Insurance)	2,374,456
1,020,714	Rexam PLC (Containers & Packaging)	7,533,242
5,702,587	Royal Bank of Scotland Group PLC (Commercial Banks)	24,253,534
119,478	Schroders PLC (Capital Markets)	2,203,183
1,495	Segro PLC (REIT)	11,891
346,525	SSL International PLC (Health Care Equipment & Supplies)	2,984,737
26,063	Standard Chartered PLC (Commercial Banks)	704,838
955,853	Tate & Lyle PLC (Food Products)	7,703,552
4,521,730	Tesco PLC (Food & Staples Retailing)	31,341,774
3,667,931	Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	15,273,974
824,544	Tui Travel PLC (Hotels, Restaurants & Leisure)	3,156,077
589,912	Vedanta Resources PLC (Metals & Mining)	19,477,656
256,413	Vodafone Group PLC (Wireless Telecommunication Services)	655,274
2,257,850	Vodafone Group PLC ADR(b) (Wireless Telecommunication Services)	57,688,067
4,838,976	William Morrison Supermarkets PLC (Food & Staples Retailing)	24,842,119
270,884	WPP Group PLC (Media)	2,636,629

		678,473,945

TOTAL COMMON STOCKS
(Cost $4,128,950,927)		$3,674,786,664

Preferred Stock – 0.5%

Germany – 0.5%
212,748	Fresenius SE (Health Care Equipment & Supplies)
(Cost $16,995,445)		$17,328,223

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 1.1%

State Street Bank & Trust Euro – Time Deposit
$40,965,000	1.550%	09/02/08	$40,965,000
(Cost $40,965,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,186,911,372)			$3,733,079,887

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 4.4%

Boston Global Investment Trusts – Enhanced Portfolio
167,481,462	2.393%	$167,481,462
(Cost $167,481,462)

TOTAL INVESTMENTS – 103.2%
(Cost $4,354,392,834)		$3,900,561,349

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%		(120,225,502)

NET ASSETS – 100.0%		$3,780,335,847

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain (Loss)

FTSE 100 Index	148	September 2008	$15,238,639	$234,149
SPI 200 Index	67	September 2008	7,398,731	(112,528)
Dow Jones Euro Stoxx 50 Index	406	September 2008	20,090,341	(1,672)
TOPIX Index	204	September 2008	23,535,217	(1,328,132)

TOTAL				$(1,208,183)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.5%

Aerospace & Defense – 3.6%
166,671	General Dynamics Corp.	$15,383,733
55,315	Honeywell International, Inc.	2,775,154
173,791	Lockheed Martin Corp.	20,236,224
332,154	Northrop Grumman Corp.	22,868,803
28,773	Raytheon Co.	1,726,092

		62,990,006

Air Freight & Logistics – 0.1%
12,863	C.H. Robinson Worldwide, Inc.	670,291
35,332	Expeditors International of Washington, Inc.(a)	1,275,132

		1,945,423

Beverages – 0.8%
1,659	Anheuser-Busch Cos., Inc.	112,580
37,550	Dr. Pepper Snapple Group, Inc.*	927,860
202,146	PepsiCo., Inc.	13,842,958

		14,883,398

Biotechnology – 4.3%
118,779	Amgen, Inc.*(b)	7,465,260
409,134	Biogen Idec, Inc.*(a)	20,837,195
61,184	Celgene Corp.*	4,240,051
762,802	Gilead Sciences, Inc.*	40,184,409
301,287	PDL BioPharma, Inc.	3,636,534

		76,363,449

Building Products – 0.0%
5,757	Armstrong World Industries, Inc.	214,794

Capital Markets – 0.8%
51,119	Bank of New York Mellon Corp.	1,769,228
9,480	BlackRock, Inc.(a)	2,059,530
192,752	Eaton Vance Corp.	6,883,174
48,434	Federated Investors, Inc. Class B	1,619,633
14,925	Invesco Ltd.	382,528
80,854	SEI Investments Co.	1,909,771
3	Waddell & Reed Financial, Inc.	97

		14,623,961

Chemicals – 3.5%
4,114	Air Products & Chemicals, Inc.	377,871
7,391	Ashland, Inc.	302,514
34,722	CF Industries Holdings, Inc.	5,291,633
7,133	Cytec Industries, Inc.	362,356
31,043	FMC Corp.	2,282,902
33,907	Minerals Technologies, Inc.	2,227,012
209,537	Monsanto Co.(a)	23,939,602
227,700	Terra Industries, Inc.	11,441,925
136,574	The Mosaic Co.(a)	14,577,909

		60,803,724

Commercial Banks – 0.0%
33,751	Marshall & Ilsley Corp.(a)	519,775

Commercial Services & Supplies – 0.3%
83,784	Copart, Inc.*(a)	3,687,334
9,200	Herman Miller, Inc.	258,888
33,657	HNI Corp.(a)	778,823

		4,725,045

Communications Equipment – 4.2%
16,462	ADTRAN, Inc.	375,334
240,722	Brocade Communications Systems, Inc.*	1,786,157
1,539,333	Cisco Systems, Inc.*	37,020,959
604,720	Juniper Networks, Inc.*(a)	15,541,313
5,286	Polycom, Inc.*	148,220
377,128	QUALCOMM, Inc.	19,855,789
11,902	Tellabs, Inc.*	62,009

		74,789,781

Computers & Peripherals – 8.2%
257,105	Apple, Inc.*	43,587,011
801,134	Dell, Inc.*	17,408,642
1,010,101	EMC Corp.*(a)	15,434,343
752,244	Hewlett-Packard Co.	35,295,410
36,937	Lexmark International, Inc.*	1,328,624
251,355	NetApp, Inc.*(a)	6,404,525
92,159	QLogic Corp.*(a)	1,721,530
612,386	Seagate Technology	9,130,675
151,528	Sun Microsystems, Inc.*	1,363,752
108,829	Teradata Corp.*	2,673,929
361,660	Western Digital Corp.*	9,858,852

		144,207,293

Construction & Engineering – 0.4%
75,936	Fluor Corp.	6,084,752
27,639	Foster Wheeler Ltd.*	1,373,382

		7,458,134

Consumer Finance – 0.0%
4,888	Capital One Financial Corp.	215,796

Diversified Consumer Services – 0.7%
147,173	Apollo Group, Inc.*(a)	9,371,976
39,134	DeVry, Inc.	2,018,532

		11,390,508

Diversified Financial Services – 1.1%
128,376	Bank of America Corp.	3,997,629
26,722	CME Group, Inc.(a)	8,962,024
160,186	JPMorgan Chase & Co.	6,165,559

		19,125,212

Diversified Telecommunication Services – 0.7%
316,557	AT&T, Inc.	10,126,658
55,554	Verizon Communications, Inc.	1,951,057

		12,077,715

Electric Utilities – 0.8%
20,888	Entergy Corp.	2,159,610
139,477	Exelon Corp.(a)	10,594,673

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)

17,354	Hawaiian Electric Industries, Inc.(a)	$459,013
34,254	PPL Corp.	1,499,298

		14,712,594

Electrical Equipment – 1.6%
485,286	Emerson Electric Co.	22,711,385
127,056	Rockwell Automation, Inc.	5,998,313

		28,709,698

Electronic Equipment, Instruments & Components* – 0.4%
106,516	Avnet, Inc.	3,126,280
114,605	Ingram Micro, Inc.	2,167,180
64,157	Tech Data Corp.	2,190,320

		7,483,780

Energy Equipment & Services – 5.6%
132,530	Baker Hughes, Inc.	10,603,725
77,887	Cameron International Corp.*(a)	3,628,755
19,603	Diamond Offshore Drilling, Inc.(a)	2,154,566
70,556	Exterran Holdings, Inc.*	3,225,115
306,590	FMC Technologies, Inc.*	16,420,960
977,921	Halliburton Co.(a)	42,969,849
3,627	Helmerich & Payne, Inc.	207,174
7,519	Hercules Offshore, Inc.*	165,944
8,326	National-Oilwell Varco, Inc.*	613,876
56,038	Oceaneering International, Inc.*	3,497,332
29,118	Oil States International, Inc.*	1,619,834
161,533	Patterson-UTI Energy, Inc.	4,590,768
63,115	SEACOR Holdings, Inc.*(a)	5,563,587
3,118	Smith International, Inc.	217,325
28,780	Superior Energy Services, Inc.*	1,353,872
29,520	Unit Corp.*	1,999,390

		98,832,072

Food & Staples Retailing – 5.0%
470,903	BJ’s Wholesale Club, Inc.*(a)	17,908,441
307,753	Costco Wholesale Corp.(a)	20,637,916
230,964	CVS Caremark Corp.	8,453,283
37,423	Ruddick Corp.	1,191,548
20,932	Safeway, Inc.	551,349
704,236	The Kroger Co.(a)	19,450,998
337,377	Wal-Mart Stores, Inc.(a)	19,928,860

		88,122,395

Food Products – 1.3%
126,637	Bunge Ltd.(a)	11,316,282
24,833	Hormel Foods Corp.	885,545
704,186	Tyson Foods, Inc.	10,224,781

		22,426,608

Gas Utilities – 0.0%
9,421	Atmos Energy Corp.	259,454

Health Care Equipment & Supplies – 3.3%
36,879	Baxter International, Inc.	2,498,921
9,085	Beckman Coulter, Inc.	670,655

31,155	Becton, Dickinson & Co.	2,722,324
253,326	Boston Scientific Corp.*	3,181,775
12,241	C.R. Bard, Inc.	1,143,922
395,574	Covidien Ltd.	21,388,686
13,022	DENTSPLY International, Inc.	510,332
12,644	Edwards Lifesciences Corp.*	748,651
13,227	Gen-Probe, Inc.*	790,313
26,164	Hill-Rom Holdings, Inc.(a)	783,350
10,741	IDEXX Laboratories, Inc.*	604,718
306,839	Medtronic, Inc.	16,753,409
30,106	St. Jude Medical, Inc.*	1,379,758
3,561	STERIS Corp.	130,938
72,728	Varian Medical Systems, Inc.*	4,593,501

		57,901,253

Health Care Providers & Services – 1.8%
171,413	AmerisourceBergen Corp.	7,029,647
507,627	Medco Health Solutions, Inc.*	23,782,325

		30,811,972

Hotels, Restaurants & Leisure – 2.5%
66,708	Carnival Corp.	2,472,199
29,071	Chipotle Mexican Grill, Inc.*(a)	2,015,202
568,585	McDonald’s Corp.	35,280,699
99,468	Yum! Brands, Inc.	3,549,018

		43,317,118

Household Products – 0.3%
2,779	Church & Dwight Co., Inc.	173,687
67,300	Procter & Gamble Co.	4,695,521

		4,869,208

Independent Power Producers & Energy Traders – 0.1%
19,663	Constellation Energy Group, Inc.	1,311,719

Industrial Conglomerates – 0.2%
19,118	3M Co.	1,368,849
60,044	Tyco International Ltd.	2,574,686

		3,943,535

Insurance – 0.0%
6	MetLife, Inc.	325

Internet & Catalog Retail*(a) – 0.5%
43,836	Amazon.com, Inc.	3,542,387
186,410	Netflix, Inc.	5,748,884

		9,291,271

Internet Software & Services* – 2.9%
310,780	eBay, Inc.(a)	7,747,746
51,966	Google, Inc.	24,075,328
123,809	Sohu.com, Inc.(a)	9,322,818
207,626	VeriSign, Inc.(a)	6,637,803
213,627	Yahoo!, Inc.	4,140,091

		51,923,786

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
IT Services – 2.2%
556,301	Accenture Ltd.	$23,008,624
131,020	Broadridge Financial Solutions, Inc.	2,616,469
5,830	Global Payments, Inc.	281,064
18,780	Hewitt Associates, Inc.*	755,144
1,987	SRA International, Inc.*	46,655
437,237	Western Union Co.	12,076,486

		38,784,442

Life Sciences Tools & Services* – 0.0%
1,975	Varian, Inc.	98,177

Machinery – 3.4%
292,175	AGCO Corp.*(a)(b)	18,006,745
208,095	Bucyrus International, Inc.(a)	14,535,436
115,713	Caterpillar, Inc.(a)	8,184,381
20,418	Deere & Co.	1,440,898
27,668	Flowserve Corp.	3,655,496
12,219	Graco, Inc.(a)	466,155
65,489	John Bean Technologies Corp.*	851,357
167,298	Joy Global, Inc.	11,884,850
7,338	Lincoln Electric Holdings, Inc.	592,690
14,269	Wabtec Corp.	842,870

		60,460,878

Marine – 0.1%
4,094	Alexander & Baldwin, Inc.	183,125
21,109	Kirby Corp.*	966,581

		1,149,706

Media – 3.0%
1,019,236	CBS Corp. Class B	16,491,245
13,071	DISH Network Corp.*	368,733
428,351	The DIRECTV Group, Inc.*(a)	12,083,809
1,488,452	Time Warner, Inc.	24,365,959

		53,309,746

Metals & Mining – 0.7%
54,572	Commercial Metals Co.	1,420,558
85,074	Reliance Steel & Aluminum Co.	4,850,069
44,781	Schnitzer Steel Industries, Inc.	3,063,468
5,002	United States Steel Corp.	665,616
95,043	Worthington Industries, Inc.(a)	1,672,757

		11,672,468

Multi-Utilities – 0.0%
5,198	OGE Energy Corp.	175,173

Multiline Retail* – 0.3%
103,542	Big Lots, Inc.	3,061,737
55,064	Dollar Tree, Inc.	2,112,255

		5,173,992

Oil, Gas & Consumable Fuels – 5.5%
120,347	Alpha Natural Resources, Inc.*(a)	11,926,388
72,878	Apache Corp.	8,335,786
14,624	Arch Coal, Inc.	793,206

25,407	Bill Barrett Corp.*(a)	1,000,528
68,588	Cabot Oil & Gas Corp.	3,048,051
11,589	Cimarex Energy Co.	643,653
74,872	Continental Resources, Inc.*	3,756,328
68,996	Devon Energy Corp.	7,041,042
13,770	Encore Acquisition Co.*	709,981
21,403	EOG Resources, Inc.	2,234,901
118,184	Exxon Mobil Corp.	9,455,902
28,955	Mariner Energy, Inc.*	842,301
90,141	Murphy Oil Corp.	7,078,773
82,166	Noble Energy, Inc.	5,893,767
161,632	Occidental Petroleum Corp.	12,827,115
57,421	Pioneer Natural Resources Co.	3,627,285
22,728	St. Mary Land & Exploration Co.(a)	959,576
63,450	Ultra Petroleum Corp.*	4,324,117
147,557	Valero Energy Corp.	5,129,081
203,865	W&T Offshore, Inc.(a)	7,167,893

		96,795,674

Personal Products – 0.9%
73,073	Avon Products, Inc.	3,129,716
260,686	Herbalife Ltd.	12,278,361

		15,408,077

Pharmaceuticals – 4.6%
126,388	Abbott Laboratories	7,258,463
96,825	Bristol-Myers Squibb Co.	2,066,245
283,384	Eli Lilly & Co.	13,219,934
639,692	Merck & Co., Inc.	22,817,814
1,764,263	Pfizer, Inc.	33,715,066
51,094	Wyeth	2,211,348

		81,288,870

Professional Services – 0.2%
81,164	Manpower, Inc.	3,900,742
31,178	MPS Group, Inc.*	359,170

		4,259,912

Real Estate Investment Trusts – 1.5%
85,186	AMB Property Corp.	3,866,593
40,806	AvalonBay Communities, Inc.(a)	4,080,600
74,390	Equity Residential(a)	3,139,258
5,167	Essex Property Trust, Inc.	606,348
27,731	Federal Realty Investment Trust(a)	2,104,300
81,283	Nationwide Health Properties, Inc.(a)	2,797,761
228,567	ProLogis(a)	9,842,095

		26,436,955

Real Estate Management & Development – 0.1%
48,712	Jones Lang LaSalle, Inc.	2,425,858

Road & Rail – 2.5%
45,266	Burlington Northern Santa Fe Corp.	4,861,568
47,258	CSX Corp.	3,056,647

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – (continued)

643,888	J.B. Hunt Transportation Services, Inc.(a)	$23,469,718
108,172	Landstar System, Inc.	5,302,591
10,691	Norfolk Southern Corp.	786,109
233,506	Werner Enterprises, Inc.(a)	5,326,272
55,895	YRC Worldwide, Inc.*(a)	1,011,700

		43,814,605

Semiconductors & Semiconductor Equipment – 3.4%
28,556	Altera Corp.	646,508
60,094	Analog Devices, Inc.	1,680,228
104,561	Applied Materials, Inc.	1,873,733
54,155	Broadcom Corp.*	1,302,969
845,070	Intel Corp.	19,326,751
9	Lam Research Corp.*	331
384,118	LSI Corp.*	2,554,423
4,558	Semtech Corp.*	67,413
1,330,149	Texas Instruments, Inc.	32,601,952

		60,054,308

Software – 7.2%
156,945	Activision Blizzard, Inc.*	5,150,935
395,733	Adobe Systems, Inc.*	16,949,244
52,525	Advent Software, Inc.*(a)	2,429,281
25,478	Amdocs Ltd.*	769,181
2,981	ANSYS, Inc.*	132,207
29,475	Autodesk, Inc.*	1,047,247
57,468	Mentor Graphics Corp.*	701,110
2,508,438	Microsoft Corp.	68,455,273
218,577	Oracle Corp.*	4,793,394
76,266	Salesforce.com, Inc.*(a)	4,272,421
17,831	Sybase, Inc.*	613,565
615,061	Symantec Corp.*	13,722,011
350,832	Synopsys, Inc.*	7,553,413

		126,589,282

Specialty Retail – 2.6%
533,881	Aeropostale, Inc.*(a)	18,611,092
357,229	GameStop Corp.*(a)	15,671,636
43,213	Ross Stores, Inc.	1,737,595
252,532	The TJX Cos., Inc.(a)	9,151,760
29,483	Urban Outfitters, Inc.*(a)	1,050,184

		46,222,267

Tobacco – 4.3%
1,290,579	Altria Group, Inc.(b)	27,140,876
94,949	Lorillard, Inc.	6,859,116
451,552	Philip Morris International, Inc.	24,248,342
28,104	Universal Corp.(a)	1,459,160
300,611	UST, Inc.(a)	16,109,744

		75,817,238

Wireless Telecommunication Services*(a) – 0.0%
8,453	Leap Wireless International, Inc.	377,511

TOTAL COMMON STOCKS
(Cost $1,750,865,387)		$1,720,565,941

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.3%

Joint Repurchase Agreement Account II
$40,300,000	2.134%	09/02/08	$40,300,000
Maturity Value: $40,309,556
(Cost $40,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,791,165,387)			$1,760,865,941

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 18.4%

Boston Global Investment Trust – Enhanced Portfolio
323,906,650	2.393%	$323,906,650
(Cost $323,906,650)

TOTAL INVESTMENTS – 118.2%
(Cost $2,115,072,037)		$2,084,772,591

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.2)%		(321,511,401)

NET ASSETS – 100.0%		$1,763,261,190

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 85.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

S&P Mini 500 Index	457	September 2008	$29,307,410	$1,347,723

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.5%

Aerospace & Defense – 1.7%
153,738	General Dynamics Corp.	$14,190,018
49,345	Lockheed Martin Corp.	5,745,732
69,398	Northrop Grumman Corp.	4,778,052
11,295	Raytheon Co.	677,587
2,039	United Technologies Corp.	133,738

		25,525,127

Air Freight & Logistics – 0.1%
29,181	Expeditors International of Washington, Inc.(a)	1,053,142

Beverages – 0.2%
108,784	Dr. Pepper Snapple Group, Inc.*	2,688,070

Biotechnology – 2.8%
181,733	Amgen, Inc.*	11,421,919
187,163	Biogen Idec, Inc.*	9,532,212
320,996	Gilead Sciences, Inc.*	16,910,069
299,946	PDL BioPharma, Inc.	3,620,348

		41,484,548

Building Products – 0.0%
19,103	Armstrong World Industries, Inc.	712,733

Capital Markets – 3.2%
158,613	Ameriprise Financial, Inc.(b)	7,129,654
399,632	Bank of New York Mellon Corp.	13,831,264
31,418	BlackRock, Inc.(a)	6,825,560
204,619	Eaton Vance Corp.	7,306,944
51,034	Federated Investors, Inc. Class B	1,706,577
10,959	Franklin Resources, Inc.	1,145,215
87,387	Invesco Ltd.	2,239,729
92,373	Morgan Stanley	3,771,590
99,097	SEI Investments Co.	2,340,671
7,846	T. Rowe Price Group, Inc.	465,739

		46,762,943

Chemicals – 2.0%
11,812	Air Products & Chemicals, Inc.	1,084,932
64,410	Ashland, Inc.	2,636,301
7,985	Cabot Corp.	220,945
28,330	CF Industries Holdings, Inc.	4,317,492
37,826	Chemtura Corp.	249,273
13,076	Cytec Industries, Inc.	664,261
6,286	FMC Corp.	462,272
48,375	Minerals Technologies, Inc.	3,177,270
24,126	Monsanto Co.	2,756,396
134,961	Terra Industries, Inc.	6,781,790
22,246	The Lubrizol Corp.	1,178,816
55,607	The Mosaic Co.	5,935,491

		29,465,239

Commercial Banks – 5.1%
10,214	BancorpSouth, Inc.	235,126
125,840	BB&T Corp.(a)	3,775,200
3,525	Cathay General Bancorp(a)	68,244
8,284	Comerica, Inc.	232,698
639,547	Marshall & Ilsley Corp.(a)	9,849,024

140,730	PNC Financial Services Group, Inc.(a)	10,125,524
264,035	Regions Financial Corp.(a)	2,447,604
186,117	SunTrust Banks, Inc.(a)	7,796,441
5,688	Synovus Financial Corp.(a)	52,330
169,112	U.S. Bancorp(a)	5,387,908
329,366	Wachovia Corp.(a)	5,233,626
979,189	Wells Fargo & Co.(a)	29,640,074

		74,843,799

Commercial Services & Supplies – 0.3%
43,579	Copart, Inc.*	1,917,912
79,994	Herman Miller, Inc.	2,251,031
12,339	HNI Corp.	285,524

		4,454,467

Communications Equipment – 0.5%
156,688	Brocade Communications Systems, Inc.*	1,162,625
197,302	Juniper Networks, Inc.*(a)	5,070,662
182,654	Tellabs, Inc.*	951,627

		7,184,914

Computers & Peripherals – 1.2%
158,505	EMC Corp.*	2,421,956
74,215	Hewlett-Packard Co.	3,482,168
4,230	Imation Corp.	89,845
41,910	Lexmark International, Inc.*	1,507,503
174,437	NetApp, Inc.*	4,444,655
207,048	Seagate Technology	3,087,086
10,226	Sun Microsystems, Inc.*	92,034
105,471	Western Digital Corp.*	2,875,139

		18,000,386

Consumer Finance – 0.7%
248,138	Capital One Financial Corp.(a)	10,952,811

Diversified Consumer Services – 0.3%
71,194	Apollo Group, Inc.*(a)	4,533,634

Diversified Financial Services – 7.3%
1,693,556	Bank of America Corp.(a)	52,737,334
472,146	Citigroup, Inc.	8,966,053
14,877	CME Group, Inc.	4,989,448
1,016,409	JPMorgan Chase & Co.	39,121,582
18,079	Moody’s Corp.(a)	735,092

		106,549,509

Diversified Telecommunication Services – 5.2%
1,463,920	AT&T, Inc.(b)	46,830,801
57,965	Embarq Corp.	2,733,629
754,868	Verizon Communications, Inc.(a)	26,510,964

		76,075,394

Electric Utilities – 2.8%
802,246	Duke Energy Corp.(a)	13,991,170
1,554	Edison International	71,360
84,652	Entergy Corp.	8,752,170

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)

89,455	Exelon Corp.(a)	$6,795,002
74,061	FirstEnergy Corp.	5,379,791
30,568	FPL Group, Inc.	1,835,914
12,491	Hawaiian Electric Industries, Inc.(a)	330,387
78,398	PPL Corp.	3,431,481

		40,587,275

Electrical Equipment – 0.3%
102,086	Emerson Electric Co.	4,777,625

Electronic Equipment, Instruments & Components – 0.3%
165,261	Ingram Micro, Inc.*	3,125,085
1,463	National Instruments Corp.	47,226
46,297	Tech Data Corp.*	1,580,579
31,522	Vishay Intertechnology, Inc.*	280,231

		5,033,121

Energy Equipment & Services – 1.1%
19,031	Baker Hughes, Inc.	1,522,670
8,519	BJ Services Co.	228,735
5,475	Cameron International Corp.*	255,080
44,436	Exterran Holdings, Inc.*	2,031,169
126,323	FMC Technologies, Inc.*	6,765,860
33,172	Halliburton Co.	1,457,578
17,094	Hercules Offshore, Inc.*	377,265
6,180	Oceaneering International, Inc.*	385,694
7,038	Oil States International, Inc.*	391,524
30,004	Patterson-UTI Energy, Inc.	852,714
12,741	SEACOR Holdings, Inc.*	1,123,119
6,302	Superior Energy Services, Inc.*	296,446
8,850	TETRA Technologies, Inc.*	195,939

		15,883,793

Food & Staples Retailing – 3.2%
285,692	BJ’s Wholesale Club, Inc.*(a)	10,864,867
171,054	Costco Wholesale Corp.(a)	11,470,881
11,998	Ruddick Corp.	382,016
110,488	Safeway, Inc.	2,910,254
478,624	The Kroger Co.	13,219,595
143,675	Wal-Mart Stores, Inc.	8,486,882

		47,334,495

Food Products – 2.4%
245,813	Archer-Daniels-Midland Co.	6,258,399
166,304	Bunge Ltd.(a)	14,860,946
45,388	Hormel Foods Corp.	1,618,536
2,801	Lancaster Colony Corp.	97,419
886,992	Tyson Foods, Inc.	12,879,124

		35,714,424

Gas Utilities – 0.1%
48,841	Atmos Energy Corp.	1,345,081
7,126	Nicor, Inc.(a)	327,012
13,297	UGI Corp.	365,668

		2,037,761

Health Care Equipment & Supplies – 1.1%
366,802	Boston Scientific Corp.*	4,607,033
174,755	Covidien Ltd.	9,449,003
1,206	DENTSPLY International, Inc.	47,263
3,259	Gen-Probe, Inc.*	194,725
23,785	Hill-Rom Holdings, Inc.	712,123
2,504	STERIS Corp.	92,072
10,588	Varian Medical Systems, Inc.*	668,738

		15,770,957

Health Care Providers & Services – 1.1%
42,021	AmerisourceBergen Corp.	1,723,281
19,384	McKesson Corp.	1,120,008
234,081	Medco Health Solutions, Inc.*	10,966,695
37,918	WellPoint, Inc.*	2,001,691

		15,811,675

Hotels, Restaurants & Leisure – 1.1%
6,822	Carnival Corp.	252,823
246,361	McDonald’s Corp.	15,286,772

		15,539,595

Household Products – 1.1%
224,467	Procter & Gamble Co.	15,661,063

Independent Power Producers & Energy Traders – 0.9%
16,449	Dynegy, Inc.*	98,036
161,356	NRG Energy, Inc.(a)	6,073,440
394,674	Reliant Energy, Inc.	6,721,298

		12,892,774

Industrial Conglomerates – 3.8%
1,615,166	General Electric Co.	45,386,165
220,725	Tyco International Ltd.	9,464,688

		54,850,853

Insurance – 5.0%
25,304	ACE Ltd.	1,331,243
1,979	Alleghany Corp.*	633,280
11,380	American International Group, Inc.	244,556
153,360	Arch Capital Group Ltd.*	10,698,394
4,789	Axis Capital Holdings Ltd.	160,096
190,000	Endurance Specialty Holdings Ltd.(a)	6,197,800
50,030	First American Corp.	1,264,258
42,507	Lincoln National Corp.	2,157,655
11,190	Loews Corp.	485,982
433,058	MetLife, Inc.	23,471,744
117,057	Prudential Financial, Inc.	8,628,272
40,706	The Allstate Corp.	1,837,062
98,628	The Chubb Corp.	4,735,130
248,030	The Travelers Cos., Inc.	10,953,005

		72,798,477

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Internet & Catalog Retail – 0.3%
1,647	Amazon.com, Inc.*	$133,094
157,127	Netflix, Inc.*(a)	4,845,797

		4,978,891

Internet Software & Services – 0.1%
29,941	VeriSign, Inc.	957,214

IT Services – 0.4%
79,475	Accenture Ltd.	3,287,086
72,021	Acxiom Corp.	1,040,704
72,522	Broadridge Financial Solutions, Inc.	1,448,264
2,200	DST Systems, Inc.*(a)	135,850
5,185	SRA International, Inc.*	121,744

		6,033,648

Leisure Equipment & Products – 0.0%
9,075	Brunswick Corp.(a)	125,144

Life Sciences Tools & Services – 0.2%
49,007	Thermo Fisher Scientific, Inc.*	2,967,864
3,229	Varian, Inc.*	160,514

		3,128,378

Machinery – 1.7%
145,827	AGCO Corp.*(b)	8,987,318
105,198	Bucyrus International, Inc.	7,348,080
8,735	Caterpillar, Inc.	617,826
11,017	Graco, Inc.	420,299
8,693	Illinois Tool Works, Inc.	431,260
24,959	John Bean Technologies Corp.*	324,467
60,943	Joy Global, Inc.	4,329,391
6,157	Lincoln Electric Holdings, Inc.	497,301
3,304	The Toro Co.	135,034
20,716	Wabtec Corp.	1,223,694

		24,314,670

Media – 4.1%
6,612	Belo Corp.	48,466
979,071	CBS Corp. Class B	15,841,369
78,964	Comcast Corp.	1,672,457
68,360	Comcast Corp. Special Class A	1,445,130
19,870	DISH Network Corp.*	560,533
18,488	Gannett Co., Inc.(a)	328,902
266,406	The DIRECTV Group, Inc.*(a)	7,515,313
9,888	The Walt Disney Co.	319,877
44,008	Time Warner Cable, Inc.*	1,177,214
1,922,836	Time Warner, Inc.	31,476,825

		60,386,086

Metals & Mining – 0.6%
59,409	Commercial Metals Co.	1,546,416
6,784	Nucor Corp.	356,160
58,954	Reliance Steel & Aluminum Co.	3,360,968
7,763	Schnitzer Steel Industries, Inc.	531,067
130,712	Worthington Industries, Inc.(a)	2,300,531

		8,095,142

Multi-Utilities – 0.5%
14,320	Black Hills Corp.	484,159
119,854	Dominion Resources, Inc.(a)	5,217,245
13,917	Integrys Energy Group, Inc.	727,475
24,233	OGE Energy Corp.	816,652
2,100	Vectren Corp.	58,254

		7,303,785

Multiline Retail – 0.4%
194,395	Big Lots, Inc.*(a)	5,748,260
17,976	Dollar Tree, Inc.*	689,559

		6,437,819

Oil, Gas & Consumable Fuels – 14.2%
60,894	Alpha Natural Resources, Inc.*	6,034,595
182,989	Apache Corp.	20,930,282
36,981	Bill Barrett Corp.*(a)	1,456,312
85,594	Cabot Oil & Gas Corp.	3,803,797
198,634	Chevron Corp.	17,146,087
97,701	Cimarex Energy Co.(a)	5,426,314
224,902	ConocoPhillips	18,556,664
157,542	Devon Energy Corp.	16,077,161
72,460	EOG Resources, Inc.	7,566,273
789,280	Exxon Mobil Corp.	63,150,293
1,130	Forest Oil Corp.*	64,320
33,085	Mariner Energy, Inc.*	962,443
150,229	Occidental Petroleum Corp.	11,922,173
160,045	Pioneer Natural Resources Co.	10,110,043
44,330	St. Mary Land & Exploration Co.(a)	1,871,613
15,925	Sunoco, Inc.	706,751
60,509	Ultra Petroleum Corp.*	4,123,688
399,336	Valero Energy Corp.	13,880,919
127,995	W&T Offshore, Inc.	4,500,304

		208,290,032

Paper & Forest Products – 0.7%
354,307	International Paper Co.	9,584,004

Personal Products – 0.4%
123,867	Herbalife Ltd.	5,834,136

Pharmaceuticals – 7.5%
25,188	Abbott Laboratories	1,446,547
307,021	Eli Lilly & Co.	14,322,530
341,816	Johnson & Johnson	24,074,101
449,051	Merck & Co., Inc.	16,017,649
2,494,055	Pfizer, Inc.	47,661,391
154,705	Wyeth	6,695,632

		110,217,850

Professional Services – 0.2%
17,218	Manpower, Inc.	827,497
121,613	MPS Group, Inc.*	1,400,982

		2,228,479

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 3.7%
220,139	AMB Property Corp.	$9,992,109
135,148	AvalonBay Communities, Inc.(a)	13,514,800
6,776	Developers Diversified Realty Corp.	227,174
263,149	Equity Residential(a)	11,104,888
13,778	Essex Property Trust, Inc.(a)	1,616,848
26,763	Federal Realty Investment Trust(a)	2,030,776
14,835	HCP, Inc.	537,324
38,273	Kilroy Realty Corp.	1,915,564
164,998	Nationwide Health Properties, Inc.(a)	5,679,278
85,865	ProLogis(a)	3,697,347
23,308	Realty Income Corp.(a)	598,549
16,832	Simon Property Group, Inc.	1,597,020
15,093	SL Green Realty Corp.	1,297,998
7,992	UDR, Inc.	198,042

		54,007,653

Real Estate Management & Development – 0.3%
74,881	Jones Lang LaSalle, Inc.	3,729,074

Road & Rail – 1.4%
322,404	J.B. Hunt Transportation Services, Inc.(a)	11,751,626
52,852	Landstar System, Inc.	2,590,805
161,306	Werner Enterprises, Inc.(a)	3,679,390
130,721	YRC Worldwide, Inc.*(a)	2,366,050

		20,387,871

Semiconductors & Semiconductor Equipment – 0.1%
8,534	Altera Corp.	193,210
125,773	LSI Corp.*	836,390

		1,029,600

Software – 1.0%
120,256	Adobe Systems, Inc.*	5,150,564
10,572	Amdocs Ltd.*	319,169
34,779	Autodesk, Inc.*	1,235,698
103,560	Cadence Design Systems, Inc.*	827,444
63,981	Mentor Graphics Corp.*	780,568
19,741	Salesforce.com, Inc.*	1,105,891
5,936	Sybase, Inc.*	204,258
252,852	Symantec Corp.*	5,641,128

		15,264,720

Specialty Retail – 2.5%
511,461	Aeropostale, Inc.*(a)	17,829,531
247,225	GameStop Corp.*	10,845,761
97,740	Ross Stores, Inc.	3,930,125
76,060	The TJX Cos., Inc.	2,756,414
35,859	Urban Outfitters, Inc.*(a)	1,277,298

		36,639,129

Textiles, Apparel & Luxury Goods – 0.1%
28,375	Coach, Inc.*	822,591

Thrifts & Mortgage Finance – 0.3%
213,597	Hudson City Bancorp, Inc.	3,938,729

Tobacco – 1.6%
357,635	Altria Group, Inc.	7,521,064
36,633	Lorillard, Inc.	2,646,368
24,826	Philip Morris International, Inc.	1,333,156
46,818	Universal Corp.	2,430,791
175,256	UST, Inc.(a)	9,391,969

		23,323,348

Trading Companies & Distributors – 0.0%
33,139	United Rentals, Inc.*(a)	536,520

Wireless Telecommunication Services – 0.3%
10,007	Leap Wireless International, Inc.*(a)	446,913
421,941	Sprint Nextel Corp.	3,679,325

		4,126,238

TOTAL COMMON STOCKS
(Cost $1,491,079,277)		$1,426,701,355

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.0%

Joint Repurchase Agreement Account II
$28,500,000	2.134%	09/02/08	$28,500,000
Maturity Value: $28,506,758
(Cost $28,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,519,579,277)			$1,455,201,355

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 14.5%

Boston Global Investment Trust – Enhanced Portfolio
211,608,475	2.393%	$211,608,475
(Cost $211,608,475)

TOTAL INVESTMENTS – 114.0%
(Cost $1,731,187,752)		$1,666,809,830

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.0)%		(205,293,773)

NET ASSETS – 100.0%		$1,461,516,057

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 85.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At August 31, 2008, the following future contract was open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	438	September 2008	$28,088,940	$1,460,220

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.3%

Aerospace & Defense – 0.4%
43,793	Applied Signal Technology, Inc.	$724,774
2,252	BE Aerospace, Inc.*	53,935
1,752	Ceradyne, Inc.*	78,945
59,384	Orbital Sciences Corp.*	1,570,113
15,563	Stanley, Inc.*	530,076

		2,957,843

Air Freight & Logistics – 0.5%
19,745	Dynamex, Inc.*	582,083
32,328	Hub Group, Inc.*	1,291,180
54,295	Pacer International, Inc.	1,144,538
28,735	Park-Ohio Holdings Corp.*	560,620

		3,578,421

Airlines – 0.4%
55,165	Alaska Air Group, Inc.*	1,159,016
29,387	Republic Airways Holdings, Inc.*	253,904
97,897	SkyWest, Inc.	1,673,060

		3,085,980

Auto Components – 0.0%
8,272	Modine Manufacturing Co.	130,863
3,072	Stoneridge, Inc.*	39,014

		169,877

Beverages – 0.0%
14,298	National Beverage Corp.*	130,398
14	The Boston Beer Co., Inc.*	629

		131,027

Biotechnology – 4.6%
53,629	Acadia Pharmaceuticals, Inc.*	136,754
38,707	Affymax, Inc.*	725,369
129,305	Alkermes, Inc.*	1,728,808
29,974	Alnylam Pharmaceuticals, Inc.*	888,729
33,474	Cell Genesys, Inc.*	32,805
36,662	Cepheid, Inc.*	681,913
10,913	Cougar Biotechnology, Inc.*	375,844
69,085	Cubist Pharmaceuticals, Inc.*(a)	1,521,943
37,643	CV Therapeutics, Inc.*	432,518
135,784	Emergent Biosolutions, Inc.*	1,881,966
167,692	Enzon Pharmaceuticals, Inc.*(a)	1,517,613
52,985	Genomic Health, Inc.*(a)	1,184,215
166,712	Geron Corp.*(a)	765,208
285,518	Idenix Pharmaceuticals, Inc.*(a)	2,321,261
26,800	Idera Pharmaceuticals, Inc.*(a)	391,816
39,061	ImmunoGen, Inc.*(a)	210,148
70,788	Isis Pharmaceuticals, Inc.*(a)	1,251,532
50,774	Lexicon Pharmaceuticals, Inc.*	94,440
50,238	Ligand Pharmaceuticals, Inc. Class B*	169,804
86,058	Martek Biosciences Corp.*(a)	2,875,198
28,132	Maxygen, Inc.*	138,691
100	Medarex, Inc.*	738
81,072	Molecular Insight Pharmaceuticals, Inc.*(a)	692,355
21,052	Momenta Pharmaceuticals, Inc.*	301,886

579,016	Nabi Biopharmaceuticals*(a)	3,335,132
13,144	Nanosphere, Inc.*	125,525
102,325	NPS Pharmaceuticals, Inc.*	828,832
513,634	PDL BioPharma, Inc.	6,199,562
114,175	Pharmasset, Inc.*(a)	2,413,659
52,815	Progenics Pharmaceuticals, Inc.*(a)	725,678
46,157	Regeneron Pharmaceuticals, Inc.*	1,002,535
4,963	Rigel Pharmaceuticals, Inc.*	117,425
658,093	XOMA Ltd.*(a)	1,362,253

		36,432,155

Building Products – 0.7%
44,831	American Woodmark Corp.(a)	1,065,185
990	Ameron International Corp.	115,691
3,535	Armstrong World Industries, Inc.	131,891
36,107	Builders FirstSource, Inc.*(a)	183,062
66,055	Gibraltar Industries, Inc.	1,420,843
25,860	NCI Building Systems, Inc.*	989,921
39,702	Quanex Building Products Corp.	653,495
6,325	Trex Co., Inc.*	117,329
22,032	Universal Forest Products, Inc.	723,751

		5,401,168

Capital Markets – 1.7%
10,000	Capital Southwest Corp.(a)	1,340,400
89,528	Eaton Vance Corp.	3,197,045
9,492	Federated Investors, Inc. Class B	317,412
11,034	GAMCO Investors, Inc.	523,012
72,631	Greenhill & Co., Inc.(a)	4,800,909
42,944	Knight Capital Group, Inc.*	740,388
19,443	Piper Jaffray Cos., Inc.*	739,028
66,198	SEI Investments Co.	1,563,597
4,836	Waddell & Reed Financial, Inc.	155,719

		13,377,510

Chemicals – 3.0%
15,479	A. Schulman, Inc.	374,901
26,443	American Vanguard Corp.(a)	392,414
66,826	Calgon Carbon Corp.*(a)	1,425,399
1,027	CF Industries Holdings, Inc.	156,515
18,121	Ferro Corp.	399,387
5,607	H.B. Fuller Co.	146,174
57,807	Innophos Holdings, Inc.	2,167,184
123,171	Koppers Holdings, Inc.	5,642,464
2,114	LSB Industries, Inc.*	51,032
38,769	Minerals Technologies, Inc.	2,546,348
1,505	PolyOne Corp.*	12,356
11,708	Quaker Chemical Corp.	346,557
255,888	ShengdaTech, Inc.*(a)	2,430,936
43,152	Solutia, Inc.*	724,954
179,637	Spartech Corp.	1,891,578
42,380	Stepan Co.	2,493,215
37,682	Terra Industries, Inc.	1,893,520

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)

6,764	Westlake Chemical Corp.(a)	$128,381
27,000	Zep, Inc.	528,930

		23,752,245

Commercial Banks – 4.8%
101,150	BancorpSouth, Inc.(a)	2,328,473
5,295	BOK Financial Corp.	230,659
40,357	Cascade Bancorp(a)	322,049
125,580	Cathay General Bancorp(a)	2,431,229
25,964	Central Pacific Financial Corp.(a)	308,972
22,253	Chemical Financial Corp.	641,554
1,235	Columbia Banking System, Inc.	17,290
224,530	CVB Financial Corp.(a)	2,413,697
33,847	East West Bancorp, Inc.(a)	422,072
100	Enterprise Financial Services Corp.	1,876
420,275	First Bancorp(a)	3,971,599
1,597	First Busey Corp.(a)	22,613
6,011	First Citizens BancShares, Inc.	892,153
53,742	First Commonwealth Financial Corp.(a)	614,271
20,210	Hanmi Financial Corp.	103,273
2,142	Home Bancshares, Inc.	51,472
1,667	Huntington Bancshares, Inc.	12,202
49,861	International Bancshares Corp.	1,288,408
52,915	Investors Bancorp, Inc.*	774,146
10,603	MB Financial, Inc.	295,081
55,040	Nara Bancorp, Inc.(a)	602,688
72,847	Pacific Capital Bancorp(a)	1,071,579
20,707	Popular, Inc.(a)	168,762
3,489	Republic Bancorp, Inc.	103,379
7,686	Sierra Bancorp(a)	121,439
6,500	Sterling Financial Corp.	66,271
131,403	Susquehanna Bancshares, Inc.(a)	2,099,820
155,250	Synovus Financial Corp.(a)	1,428,300
85,506	Texas Capital Bancshares, Inc.*	1,334,749
12,578	Trustmark Corp.(a)	241,372
428,129	Umpqua Holdings Corp.(a)	5,976,681
69,900	W Holding Co., Inc.(a)	46,833
18,024	Webster Financial Corp.	384,272
210,444	Whitney Holding Corp.(a)	4,556,113
89,439	Wilmington Trust Corp.(a)	2,099,133
27,531	Wilshire Bancorp, Inc.	373,596
5,103	Wintrust Financial Corp.	118,645

		37,936,721

Commercial Services & Supplies – 3.0%
46,406	AMREP Corp.*(a)	2,505,924
183,721	Bowne & Co., Inc.	2,223,024
104,886	Comfort Systems USA, Inc.	1,598,463
1,882	Copart, Inc.*	82,827
1,321	Courier Corp.	28,269
642	G&K Services, Inc.	22,142
174,333	Herman Miller, Inc.	4,905,731
58,612	HNI Corp.(a)	1,356,282
9,066	ICT Group, Inc.*	73,435

294,002	IKON Office Solutions, Inc.	5,089,175
94,056	Kimball International, Inc. Class B	990,410
3,383	McGrath Rentcorp	96,415
18,581	PeopleSupport, Inc.*	225,759
593	Standard Parking Corp.*	12,945
5,020	Tetra Tech, Inc.*	143,471
89,546	United Stationers, Inc.*	4,439,691

		23,793,963

Communications Equipment – 2.3%
74,491	3Com Corp.*	157,921
104,323	ADTRAN, Inc.(b)	2,378,564
8,167	Anaren, Inc.*	86,734
52,163	Avocent Corp.*	1,224,266
24,880	BigBand Networks*	87,329
2,432	Black Box Corp.	87,163
340,185	Brocade Communications Systems, Inc.*	2,524,173
241,978	Emulex Corp.*	3,247,345
27,797	Foundry Networks, Inc.*	511,187
7,356	InterDigital, Inc.*	195,228
8,908	NETGEAR, Inc.*	150,100
20,032	PC-Tel, Inc.	202,523
75,224	Plantronics, Inc.	1,940,779
59,412	Polycom, Inc.*	1,665,912
53,000	SeaChange International, Inc.*	454,740
8,259	ShoreTel, Inc.*(a)	48,563
100	Sycamore Networks, Inc.*	350
39,524	Symmetricom, Inc.*	194,458
143,160	Tellabs, Inc.*	745,864
22,149	Tollgrade Communications, Inc.*	148,841
569,070	UTStarcom, Inc.*(a)	1,855,168

		17,907,208

Computers & Peripherals – 1.4%
30,164	3PAR, Inc.*	331,804
87,413	Adaptec, Inc.*	331,295
27,098	Avid Technology, Inc.*(a)	629,758
17,521	Cray, Inc.*	98,293
57,218	Hutchinson Technology, Inc.*	829,089
69,557	Hypercom Corp.*	316,484
59,868	Imation Corp.	1,271,596
21,983	Isilon Systems, Inc.*	111,234
9,833	Netezza Corp.*	132,745
113,834	Novatel Wireless, Inc.*	709,186
112,123	Palm, Inc.(a)	954,167
601,799	Quantum Corp.*	1,065,184
62,539	Rackable Systems, Inc.*(a)	647,904
4,372	Rimage Corp.*	69,690
269,061	STEC, Inc.*(a)	2,725,588
20,358	Synaptics, Inc.*(a)	1,065,538

		11,289,555

Construction & Engineering – 0.3%
9,336	Granite Construction, Inc.	342,444
4,227	Insituform Technologies, Inc.*	77,608

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Construction & Engineering – (continued)

82,381	Integrated Electrical Services, Inc.*	$1,763,777
9,234	Michael Baker Corp.*	319,681
5,318	Perini Corp.*	142,044

		2,645,554

Construction Materials – 0.1%
43,734	Headwaters, Inc.*(a)	673,066

Consumer Finance – 0.5%
157,943	Advance America Cash Advance Centers, Inc.	777,080
54,456	Cash America International, Inc.	2,253,934
73,665	CompuCredit Corp.*(a)	382,321
100	Rewards Network, Inc.*	505
3,099	World Acceptance Corp.*	120,923

		3,534,763

Containers & Packaging – 0.0%
10,195	Bway Holding Co.*	129,477

Distributors – 0.2%
10,743	Audiovox Corp.*	104,852
46,486	Core-Mark Holding Co., Inc.*	1,371,337

		1,476,189

Diversified Consumer Services – 1.1%
68,228	Capella Education Co.*(a)	3,391,614
1,549	Corinthian Colleges, Inc.*	20,555
37,833	DeVry, Inc.	1,951,426
56,193	Pre-Paid Legal Services, Inc.*(a)	2,508,456
18,214	Regis Corp.	500,156

		8,372,207

Diversified Financial Services – 0.0%
17,128	Compass Diversified Holdings	219,939

Diversified Telecommunication Services – 0.9%
25,027	Atlantic Tele-Network, Inc.	837,654
110,377	IDT Corp. Class B*(a)	171,084
127,460	NTELOS Holdings Corp.	3,791,935
126,066	Premiere Global Services, Inc.*	1,906,118
4,894	tw telecom, inc.*	75,074

		6,781,865

Electric Utilities – 1.1%
1,125	ALLETE, Inc.	47,498
19,420	Cleco Corp.	489,578
43,547	El Paso Electric Co.*	927,116
178,223	Portland General Electric Co.	4,566,073
2,667	The Empire District Electric Co.	56,274
880	UIL Holdings Corp.	28,688
85,195	Unisource Energy Corp.	2,737,315

		8,852,542

Electrical Equipment – 3.1%
68,933	A.O. Smith Corp.	2,837,971
64,868	Acuity Brands, Inc.	2,822,407
5,756	AZZ, Inc.*	250,098

21,125	Baldor Electric Co.	752,895
73,946	Belden CDT, Inc.	2,716,776
173,098	C&D Technologies, Inc.*(a)	1,331,124
1,813	Coleman Cable, Inc.*(a)	21,303
163,143	Encore Wire Corp.(a)	3,111,137
6,715	Franklin Electric Co., Inc.	290,759
38,190	II-VI, Inc.*	1,676,923
255,778	LSI Industries, Inc.	2,207,364
44,911	Orion Energy Systems, Inc.*(a)	269,466
27,576	Powell Industries, Inc.*	1,218,308
289,195	Power-One, Inc.*(a)	650,689
43,716	Vicor Corp.	440,220
79,918	Woodward Governor Co.	3,702,601

		24,300,041

Electronic Equipment, Instruments & Components – 2.8%
34,137	Agilysys, Inc.	444,122
92,359	Bell Microproducts, Inc.*	203,190
264,331	Benchmark Electronics, Inc.*	4,358,818
37,567	Brightpoint, Inc.*	323,452
15,144	China Security & Surveillance Technology, Inc.*(a)	270,320
6,854	Coherent, Inc.*	245,853
4,496	CTS Corp.	59,527
1,489	DTS, Inc.*	47,901
7,555	Electro Scientific Industries, Inc.*	107,961
13,054	Gerber Scientific, Inc.*	116,442
194,741	Ingram Micro, Inc.*	3,682,552
131,299	Insight Enterprises, Inc.*	2,184,815
32,790	Keithley Instruments, Inc.	311,833
8,469	Mercury Computer Systems, Inc.*	78,338
92,360	Methode Electronics, Inc.	1,015,036
18,662	Multi-Fineline Electronix, Inc.*(a)	318,374
1,776	Newport Corp.*	16,641
5,226	PC Connection, Inc.*	39,665
16,797	Photon Dynamics, Inc.*	255,650
20,357	Plexus Corp.*	570,607
6,418	RadiSys Corp.*	71,047
416,431	Sanmina-SCI Corp.*	978,613
9,728	ScanSource, Inc.*	292,716
3,550	Smart Modular Technologies, Inc.*	11,112
135,035	SYNNEX Corp.*(a)	3,104,455
72,232	Tech Data Corp.*	2,466,001
31,878	TTM Technologies, Inc.*	381,898
21,712	Vishay Intertechnology, Inc.*	193,020

		22,149,959

Energy Equipment & Services – 3.4%
10,110	Allis-Chalmers Energy, Inc.*(a)	146,190
19,383	Basic Energy Services, Inc.*	566,565
3,987	Bolt Technology Corp.*	76,750
74,142	Bronco Drilling Co., Inc.*	1,175,151
2,454	CARBO Ceramics, Inc.	147,485

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)

97,192	Complete Production Services, Inc.*	$2,872,023
38,962	Dawson Geophysical Co.*	2,444,086
214,151	Grey Wolf, Inc.*	1,865,255
36,135	Gulf Island Fabrication, Inc.	1,556,334
13,797	Hercules Offshore, Inc.*	304,500
40,492	Lufkin Industries, Inc.	3,757,253
26,644	Matrix Service Co.*	700,204
5,260	Mitcham Industries, Inc.*	80,373
19,406	NATCO Group, Inc.*	983,690
2,590	Natural Gas Services Group*	67,185
80,068	Newpark Resources, Inc.*	686,983
5,901	Oil States International, Inc.*	328,273
49,526	Pioneer Drilling Co.*	830,056
104,094	RPC, Inc.	1,897,634
49,597	Superior Well Services, Inc.*	1,634,717
36,076	TETRA Technologies, Inc.*	798,723
89,903	Union Drilling, Inc.*	1,278,421
57,427	Willbros Group, Inc.*	2,378,052

		26,575,903

Food & Staples Retailing – 2.7%
58,268	BJ’s Wholesale Club, Inc.*(a)	2,215,932
85,023	Casey’s General Stores, Inc.	2,465,667
17,159	Ingles Markets, Inc.	423,999
4,874	Longs Drug Stores Corp.	349,222
147,230	Nash Finch Co.(a)	5,995,206
197,800	PriceSmart, Inc.	4,203,250
10,060	Spartan Stores, Inc.	228,764
25,908	Susser Holdings Corp.*	484,739
45,241	The Pantry, Inc.*	829,720
200	Village Super Market, Inc.	8,986
36,574	Weis Markets, Inc.	1,384,326
174,101	Winn-Dixie Stores, Inc.*	2,458,306

		21,048,117

Food Products – 1.6%
5,543	Calavo Growers, Inc.(a)	67,347
362,795	Chiquita Brands International, Inc.*(a)	5,325,831
155,032	Darling International, Inc.*	2,128,589
36,875	Diamond Foods, Inc.	928,144
16,827	Flowers Foods, Inc.	444,906
20,311	Green Mountain Coffee Roasters, Inc.*(a)	741,148
134,359	Imperial Sugar Co.(a)	1,885,057
4,361	J & J Snack Foods Corp.	146,922
714	Lancaster Colony Corp.	24,833
32,736	Sanderson Farms, Inc.(a)	1,123,172

		12,815,949

Gas Utilities – 0.9%
115,617	New Jersey Resources Corp.(a)	4,183,023
66,554	The Laclede Group, Inc.	2,990,271

		7,173,294

Health Care Equipment & Supplies – 4.8%
18,359	Abaxis, Inc.*(a)	365,161
55,492	Analogic Corp.	3,756,808
32,577	AngioDynamics, Inc.*	535,240
2,859	Atrion Corp.(a)	329,586
33,748	BioLase Technology, Inc.*(a)	86,395
33,065	Cantel Medical Corp.*	317,093
21,307	Cardiac Science Corp.*	218,397
127,969	CONMED Corp.*	4,089,889
85,418	Cyberonics, Inc.*	1,832,216
33,503	Datascope Corp.	1,675,150
4,221	Exactech, Inc.*	109,197
2,000	Gen-Probe, Inc.*	119,500
2,350	Haemonetics Corp.*	147,392
8,076	Hill-Rom Holdings, Inc.	241,795
14,105	ICU Medical, Inc.*	428,369
253,361	Invacare Corp.(a)	6,442,970
528	IRIS International, Inc.*	9,779
3,679	Kensey Nash Corp.*	132,481
70,779	Masimo Corp.*	2,829,037
100,151	Medical Action Industries, Inc.*	1,318,989
14,553	Mentor Corp.(a)	359,168
45,147	Merit Medical Systems, Inc.*	874,094
53,537	Orthofix International NV*	1,297,737
91,099	Osteotech, Inc.*	476,448
40,581	Palomar Medical Technologies, Inc.*	587,207
172,613	Quidel Corp.*	3,374,584
10,772	Sirona Dental Systems, Inc.*	296,122
3,335	Somanetics Corp.*	82,708
36,359	STERIS Corp.	1,336,920
62,492	SurModics, Inc.*(a)	2,435,313
125,514	Theragenics Corp.*	420,472
8,436	Trans1, Inc.*(a)	69,260
3,242	Vnus Medical Technologies*	71,875
1,829	West Pharmaceutical Services, Inc.	89,273
26,921	Zoll Medical Corp.*	936,043

		37,692,668

Health Care Providers & Services – 1.8%
2,296	AMERIGROUP Corp.*	59,420
35,781	Centene Corp.*	807,935
175,436	Kindred Healthcare, Inc.*(a)	5,426,236
134,786	Owens & Minor, Inc.	6,216,330
61,209	PharMerica Corp.*	1,448,817

		13,958,738

Hotels, Restaurants & Leisure – 1.9%
62,826	Bob Evans Farms, Inc.	1,763,526
2,866	Brinker International, Inc.	54,225
2,228	Buffalo Wild Wings, Inc.*(a)	80,386
31,623	California Pizza Kitchen, Inc.*	454,739
59,175	CEC Entertainment, Inc.*	2,027,336
48,496	Chipotle Mexican Grill, Inc. Class B*	3,155,635
79,933	CKE Restaurants, Inc.	1,021,544

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)

2,494	Landry’s Restaurants, Inc.(a)	$48,034
292,793	O’Charley’s, Inc.	2,930,858
22,080	Panera Bread Co.*(a)	1,186,579
25,158	Papa John’s International, Inc.*	702,411
38,944	WMS Industries, Inc.*	1,308,518

		14,733,791

Household Durables – 0.5%
106,133	American Greetings Corp.	1,706,619
164,951	Furniture Brands International, Inc.(a)	1,476,311
28,759	Hooker Furniture Corp.(a)	484,309

		3,667,239

Household Products – 0.1%
128,075	Central Garden & Pet Co.*	678,798

Industrial Conglomerates – 0.1%
32,807	Tredegar Corp.	649,579

Insurance – 2.8%
8,144	American Physicians Capital, Inc.	344,491
361,796	Aspen Insurance Holdings Ltd.	9,804,672
15,788	Endurance Specialty Holdings Ltd.(a)	515,005
58,769	First American Corp.	1,485,093
426	FPIC Insurance Group, Inc.*	22,007
121,897	IPC Holdings Ltd.(a)	3,860,478
20,179	Max Capital Group Ltd.	524,654
12,026	Old Republic International Corp.	131,444
94,500	Platinum Underwriters Holdings Ltd.	3,416,175
816	Selective Insurance Group, Inc.	19,698
110,262	Stewart Information Services Corp.	2,063,002

		22,186,719

Internet & Catalog Retail – 0.7%
144,854	Netflix, Inc.*(a)	4,467,297
46,076	Overstock.com, Inc.*(a)	974,047
15,854	PetMed Express, Inc.*	225,761
10,888	Stamps.com, Inc.*	149,492

		5,816,597

Internet Software & Services – 1.9%
184,082	Art Technology Group, Inc.*	754,736
143,595	AsiaInfo Holdings, Inc.*	1,889,710
211,754	Interwoven, Inc.*	3,117,019
355,863	RealNetworks, Inc.*	2,359,372
120,131	S1 Corp.*	916,599
15,174	Sohu.com, Inc.	1,142,602
4,600	SonicWALL, Inc.*	30,084
71,073	United Online, Inc.(a)	748,399
111,871	Vignette Corp.*	1,524,802
70,777	Vocus, Inc.*	2,523,200

		15,006,523

IT Services – 2.5%
148,798	Acxiom Corp.	2,150,131
29,532	Broadridge Financial Solutions, Inc.	589,754
289,248	Ciber, Inc.*	2,264,812
7,111	CSG Systems International, Inc.*	134,398
13,696	CyberSource Corp.*	235,316
46,013	Exlservice Holdings, Inc.*(a)	501,542
18,813	Gartner, Inc.*	496,851
1,557	Genpact Ltd.*	22,032
5,756	Gevity HR, Inc.	47,487
29,806	Hackett Group, Inc.*	190,758
9,581	Heartland Payment Systems, Inc.(a)	216,147
34,374	iGATE Corp.*	386,708
30,706	infoGROUP, Inc.	202,660
1,471	Integral Systems, Inc.*	66,180
25,243	MAXIMUS, Inc.	933,991
19,425	Perot Systems Corp.*	345,765
78,753	RightNow Technologies, Inc.*	1,180,508
479,356	Sapient Corp.*	4,443,630
5,295	SI International, Inc.*	165,363
10,830	SRA International, Inc.*	254,288
41,032	StarTek, Inc.*	370,929
51,511	TeleTech Holdings, Inc.*	794,300
165,436	TNS, Inc.*	3,788,484

		19,782,034

Leisure Equipment & Products – 0.8%
282,078	Brunswick Corp.(a)	3,889,856
13,200	Callaway Golf Co.	179,256
12,107	Marine Products Corp.	98,430
53,913	Nautilus, Inc.*(a)	286,817
35,365	Polaris Industries, Inc.(a)	1,594,608
12,375	Pool Corp.(a)	300,217
4,588	RC2 Corp.*	115,480

		6,464,664

Life Sciences Tools & Services – 1.8%
22,256	Accelrys, Inc.*	114,173
101,438	Affymetrix, Inc.*	870,338
140,200	Albany Molecular Research, Inc.*	2,443,686
3,994	Bio-Rad Laboratories, Inc.*	429,755
25,820	Bruker Corp.*	398,661
8,394	Caliper Life Sciences, Inc.*	25,098
14,779	Dionex Corp.*	963,443
364,915	eResearchTechnology, Inc.*(a)	4,922,703
7,005	Kendle International, Inc.*	346,397
8,824	Medivation, Inc.*(a)	218,747
6,621	Nektar Therapeutics*	26,285
36,744	Pharmanet Development Group, Inc.*	959,019
53,942	Varian, Inc.*	2,681,457

		14,399,762

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – 4.2%
4,036	AGCO Corp.*	$248,739
19,716	Alamo Group, Inc.	412,656
17,982	Ampco-Pittsburgh Corp.	781,138
1,563	Astec Industries, Inc.*	53,767
45,476	Bucyrus International, Inc.	3,176,499
4,928	Cascade Corp.	255,665
6,335	China Fire & Security Group, Inc.*(a)	69,558
4,611	CIRCOR International, Inc.	277,859
26,845	Columbus McKinnon Corp.*	732,600
21,772	Commercial Vehicle Group, Inc.*	222,945
8,637	Gehl Co.*	130,160
2,394	Graham Corp.	223,600
2,895	Kadant, Inc.*	67,888
77,217	L.B. Foster Co.*	2,977,487
62	Lincoln Electric Holdings, Inc.	5,008
1,090	Lindsay Corp.	89,282
57,125	Lydall, Inc.*	667,791
34,441	Mueller Industries, Inc.	966,070
2,757	Mueller Water Products, Inc.	29,969
45,000	NACCO Industries, Inc.	5,289,300
5,192	Robbins & Myers, Inc.	232,861
9,210	Sauer-Danfoss, Inc.	301,812
21,310	Sun Hydraulics Corp.(a)	705,148
178,789	Tecumseh Products Co.*	4,718,242
21,498	The Gorman-Rupp Co.(a)	864,864
27,688	The Greenbrier Cos., Inc.	555,144
3,178	Thermadyne Holdings Corp.*	71,505
57,072	Titan International, Inc.(a)	1,526,105
149,978	Titan Machinery, Inc.*(a)	3,902,427
41,652	TriMas Corp.*	321,970
2,868	Valmont Industries, Inc.	306,130
234,497	Wabash National Corp.	2,037,779
5,370	Wabtec Corp.	317,206

		32,539,174

Marine – 0.0%
22,469	American Commercial Lines, Inc.*	276,593

Media – 1.5%
66,177	Arbitron, Inc.(a)	3,173,849
196,788	Belo Corp.	1,442,456
76,373	Cox Radio, Inc.*(a)	851,559
20,749	DreamWorks Animation SKG, Inc.*	661,478
477,679	Entercom Communications Corp.(a)	2,918,619
187,569	Gray Television, Inc.	461,420
5,625	Hearst-Argyle Television, Inc.(a)	111,375
42,473	Journal Communications, Inc.	217,037
11,184	Knology, Inc.*	112,958
129,573	Lin TV Corp.*(a)	796,874
9,637	Outdoor Channel Holdings, Inc.*	76,999
53,552	RCN Corp.*	742,231

		11,566,855

Metals & Mining – 0.5%
38,436	Compass Minerals International, Inc.(a)	2,662,462
13,243	Schnitzer Steel Industries, Inc.	905,953

		3,568,415

Multi-Utilities – 0.1%
6,878	Black Hills Corp.	232,545
6,217	NorthWestern Corp.	163,507

		396,052

Multiline Retail – 0.1%
9,012	Big Lots, Inc.*	266,485
606	Dollar Tree, Inc.*	23,246
34,940	Fred’s, Inc.	489,859

		779,590

Oil, Gas & Consumable Fuels – 4.2%
19,726	Alpha Natural Resources, Inc.*	1,954,847
6,142	Arlington Tankers Ltd.(a)	113,258
21,217	Aventine Renewable Energy Holdings, Inc.*(a)	135,789
75,888	Berry Petroleum Co.	3,158,458
22,032	Bill Barrett Corp.*(a)	867,620
28,863	Callon Petroleum Co.*	573,508
547	Delek US Holdings, Inc.	4,321
156,353	Energy Partners Ltd.*	1,860,601
9,653	Energy XXI (Bermuda) Ltd.*(a)	45,176
66,393	General Maritime Corp.(a)	1,639,907
39,506	Geomet, Inc.*	275,768
75,301	Harvest Natural Resources, Inc.*	834,335
13,557	Houston American Energy Corp.	115,506
5,299	Knightsbridge Tankers Ltd.	153,565
67,345	Mariner Energy, Inc.*	1,959,066
25,484	Nordic American Tanker Shipping Ltd.	896,527
4,300	Petroleum Development Corp.*	261,397
58,734	PetroQuest Energy, Inc.*	1,085,992
131,400	Rosetta Resources, Inc.*	3,055,050
103,430	Stone Energy Corp.*	4,930,495
117,075	Swift Energy Co.*	5,468,573
18,161	Teekay Corp.	645,805
27,971	Teekay Tankers Ltd.(a)	563,616
288,213	VAALCO Energy, Inc.*	2,256,708

		32,855,888

Paper & Forest Products – 0.1%
1,165	Schweitzer-Mauduit International, Inc.	22,089
51,771	Wausau Paper Corp.	445,748

		467,837

Personal Products – 0.1%
2,364	China Sky One Medical, Inc.*	31,323
73,414	Mannatech, Inc.(a)	325,224
4,423	Prestige Brands Holdings, Inc.*	42,019

		398,566

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 1.0%
1,619	Alpharma, Inc.*	$57,798
1,773	APP Pharmaceuticals, Inc.*	41,967
37,974	Caraco Pharmaceutical Laboratories Ltd.*	611,381
10,604	Columbia Laboratories, Inc.*	38,705
38,853	Cypress Bioscience, Inc.*	266,532
267,946	DepoMed, Inc.*(a)	1,170,924
3,243	MAP Pharmaceuticals, Inc.*	32,106
159,627	Par Pharmaceutical Cos., Inc.*(a)	2,273,088
285,181	Questcor Pharmaceuticals, Inc.*(a)	1,557,088
12,842	Salix Pharmaceuticals Ltd.*	87,326
25,952	The Medicines Co.*	632,191
7,740	Valeant Pharmaceuticals International*(a)	141,719
48,588	ViroPharma, Inc.*	711,814

		7,622,639

Professional Services – 1.7%
37,776	Administaff, Inc.	1,035,062
54,112	CDI Corp.	1,358,223
3,930	Heidrick & Struggles International, Inc.	119,315
2,922	Hudson Highland Group, Inc.*	26,912
36,678	Kelly Services, Inc.	709,352
29,349	Kforce, Inc.*	313,447
27,556	Korn/Ferry International*	489,946
308,258	MPS Group, Inc.*	3,551,132
34,742	Navigant Consulting, Inc.*	601,384
36,326	Resources Connection, Inc.*	878,363
11,300	School Specialty, Inc.*	344,650
711,199	Spherion Corp.*	3,684,011
33,870	Volt Information Sciences, Inc.*	474,857

		13,586,654

Real Estate Investment Trusts – 6.1%
29,158	Agree Realty Corp.	785,225
121,777	AMB Property Corp.(b)	5,527,458
65,278	Anthracite Capital, Inc.(a)	367,515
155,250	Associated Estates Realty Corp.	2,282,175
18,283	BioMed Realty Trust, Inc.	489,619
3,773	Cedar Shopping Centers, Inc.	49,426
846,082	DCT Industrial Trust, Inc.(a)	6,311,772
66,012	EastGroup Properties, Inc.	2,934,893
20,530	Entertainment Properties Trust	1,114,163
30,842	Equity Lifestyle Properties, Inc.	1,532,231
35,649	Equity One, Inc.(a)	748,272
1,136	Essex Property Trust, Inc.	133,318
76,986	Franklin Street Properties Corp.	980,032
6,375	Glimcher Realty Trust(a)	64,324
14,738	Jer Investors Trust, Inc.(a)	84,743
62,972	Kilroy Realty Corp.	3,151,749
62,796	LTC Properties, Inc.	1,687,328
4	Mid-America Apartment Communities, Inc.	201
99,750	National Health Investors, Inc.	3,261,825

114,511	Nationwide Health Properties, Inc.(a)	3,941,469
74,696	NorthStar Realty Finance Corp.(a)	534,076
115,077	OMEGA Healthcare Investors, Inc.	2,052,974
110,289	Post Properties, Inc.(a)	3,468,589
30,100	RAIT Financial Trust(a)	178,493
94,500	Realty Income Corp.(a)	2,426,760
3,964	Saul Centers, Inc.	181,234
44,054	Sunstone Hotel Investors, Inc.	624,686
7,303	Tanger Factory Outlet Centers, Inc.	292,996
32,195	Taubman Centers, Inc.	1,562,745
11,650	Universal Health Realty Income Trust	427,438
20,861	Urstadt Biddle Properties	355,263

		47,552,992

Real Estate Management & Development – 0.7%
105,041	Jones Lang LaSalle, Inc.(a)	5,231,042
279	Stratus Properties, Inc.*	8,099

		5,239,141

Road & Rail – 2.2%
135,002	Arkansas Best Corp.(a)	4,673,769
21,478	Celadon Group, Inc.*	276,422
103,252	Dollar Thrifty Automotive Group, Inc.*(a)	480,122
14,892	J.B. Hunt Transportation Services, Inc.	542,813
308	Landstar System, Inc.	15,098
149,284	Marten Transport Ltd.*	2,976,723
16,750	Saia, Inc.*	322,940
30,896	Universal Truckload Services, Inc.*(a)	760,969
224,463	Werner Enterprises, Inc.(a)	5,120,001
117,177	YRC Worldwide, Inc.*(a)	2,120,904

		17,289,761

Semiconductors & Semiconductor Equipment – 2.6%
53,192	Actel Corp.*	732,986
7,977	Advanced Energy Industries, Inc.*	128,669
41,345	Asyst Technologies, Inc.*	170,341
16,371	ATMI, Inc.*	399,289
26,459	Axcelis Technologies, Inc.*	125,151
17,390	Brooks Automation, Inc.*	167,118
4,282	Cabot Microelectronics Corp.*	165,371
1,541	CEVA, Inc.*	14,639
187,085	Cirrus Logic, Inc.*	1,161,798
40,513	Cohu, Inc.	676,567
17,402	DSP Group, Inc.*	134,865
13,016	Entegris, Inc.*	80,179
189,227	Kulicke & Soffa Industries, Inc.*	972,627
307,696	LSI Corp.*	2,046,178
226,857	LTX Corp.*	406,074

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

51,422	OmniVision Technologies, Inc.*	$600,609
1,520	Pericom Semiconductor Corp.*	20,733
2,653	Rudolph Technologies, Inc.*	22,391
186,709	Semtech Corp.*	2,761,426
542,319	Silicon Image, Inc.*	3,758,271
317,609	Silicon Storage Technology, Inc.*	1,038,581
22,571	Skyworks Solutions, Inc.*	218,939
1,368	Standard Microsystems Corp.*	39,973
700	Supertex, Inc.*	20,790
16,385	Trident Microsystems, Inc.*	51,613
120,100	TriQuint Semiconductor, Inc.*	755,429
1,759	Ultratech, Inc.*	26,121
37,759	Veeco Instruments, Inc.*	634,729
183,748	Volterra Semiconductor Corp.*(a)	2,888,519
5,560	Zoran Corp.*	49,484

		20,269,460

Software – 4.6%
13,717	ACI Worldwide, Inc.*(a)	248,552
138,464	Advent Software, Inc.*(a)	6,403,960
88,741	ANSYS, Inc.*	3,935,663
36,449	ArcSight, Inc.*	354,284
17,821	Blackbaud, Inc.	359,806
65,716	Bottomline Technologies, Inc.*	757,048
624,386	Captaris, Inc.*	2,497,544
12,615	Catapult Communications Corp.*	95,748
17,455	Commvault Systems, Inc.*	294,291
6,123	Deltek, Inc.*	49,045
66,067	DemandTec, Inc.*(a)	685,121
118,201	JDA Software Group, Inc.*	2,154,804
102,320	Lawson Software, Inc.*	827,769
30,903	Magma Design Automation, Inc.*	156,987
23,397	Manhattan Associates, Inc.*	573,461
181,577	Mentor Graphics Corp.*	2,215,239
50,294	MicroStrategy, Inc.*(a)	3,226,863
11,766	MSC.Software Corp.*	152,723
69,747	OpenTV Corp.*	131,124
5,034	OPNET Technologies, Inc.*	66,701
7,324	Pegasystems, Inc.	107,370
146,172	Phoenix Technologies Ltd.*	1,613,739
1,321	Progress Software Corp.*	38,586
25,200	QAD, Inc.	165,816
16,082	Renaissance Learning, Inc.	204,081
99,651	Secure Computing Corp.*	426,506
56,445	Solera Holdings, Inc.*	1,740,199
64,261	Sonic Solutions*(a)	298,814
29,257	SPSS, Inc.*	923,936
19,418	SuccessFactors, Inc.*	213,598
47,987	Sybase, Inc.*(a)	1,651,233
24,273	Symyx Technologies, Inc.*	268,217
31,039	Take-Two Interactive Software, Inc.*	778,148
51,175	Taleo Corp.*	1,238,947
99,087	TeleCommunication Systems, Inc.*	832,331

7,328	The Ultimate Software Group, Inc.*	205,477
66,826	TIBCO Software, Inc.*	547,305

		36,441,036

Specialty Retail – 4.0%
286,328	Aeropostale, Inc.*(a)	9,981,394
44,533	America’s Car-Mart, Inc.*(a)	842,176
166,262	Blockbuster, Inc.*(a)	399,029
20,914	Charlotte Russe Holding, Inc.*	246,994
61,966	Charming Shoppes, Inc.*(a)	334,616
1,436	GameStop Corp.*	62,997
8,294	Genesco, Inc.*	303,643
100	Haverty Furniture Cos., Inc.	1,110
25,598	Jo-Ann Stores, Inc.*	639,182
67,479	Pacific Sunwear of California, Inc.*	427,142
55,664	Sonic Automotive, Inc.	598,945
75,265	Stage Stores, Inc.	1,198,219
68,174	The Buckle, Inc.(a)	3,540,276
27,579	The Cato Corp.	485,666
93,440	The Children’s Place Retail Stores, Inc.*	3,919,808
41,772	The Finish Line, Inc.	505,024
104,499	The Gymboree Corp.*	4,101,586
8,095	Tractor Supply Co.*(a)	345,009
135,933	Zale Corp.*(a)	3,712,330

		31,645,146

Textiles, Apparel & Luxury Goods – 1.2%
19,246	Carter’s, Inc.*	354,319
8,085	Columbia Sportswear Co.(a)	326,553
25,950	Deckers Outdoor Corp.*(a)	2,950,255
19,039	Fossil, Inc.*	569,647
29,512	Fuqi International, Inc.*	318,434
2,123	Jones Apparel Group, Inc.	42,163
32,832	Kenneth Cole Productions, Inc.(a)	527,282
9,368	Lululemon Athletica, Inc.*(a)	181,458
31,536	Maidenform Brands, Inc.*	476,194
12,139	Oxford Industries, Inc.	277,414
29,971	Skechers U.S.A., Inc.*	573,046
8,768	The Warnaco Group, Inc.*	452,166
2,014	UniFirst Corp.	86,662
84,848	Wolverine World Wide, Inc.	2,234,048

		9,369,641

Thrifts & Mortgage Finance – 0.6%
23,240	Bank Mutual Corp.	280,042
105,683	Brookline Bancorp, Inc.	1,086,421
6,027	Corus Bankshares, Inc.(a)	23,927

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)

212,507	Provident Financial Services, Inc.	$3,240,732
4,583	United Community Financial Corp.	16,545

		4,647,667

Tobacco – 0.1%
55,815	Alliance One International, Inc.*	224,376
14,788	Universal Corp.	767,793

		992,169

Trading Companies & Distributors – 0.1%
1,845	Lawson Products, Inc.	55,571
33,958	United Rentals, Inc.*(a)	549,780

		605,351

Wireless Telecommunication Services* – 0.4%
31,285	Centennial Communications Corp.	238,392
19,747	Leap Wireless International, Inc.(a)	881,901
38,733	Syniverse Holdings, Inc.	642,580
79,589	USA Mobility, Inc.	896,968
47,065	Virgin Mobile USA, Inc.(a)	123,781

		2,783,622

TOTAL COMMON STOCKS
(Cost $750,809,254)		$762,493,899

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.7%

Joint Repurchase Agreement Account II
$21,300,000	2.134%	09/02/08	$21,300,000

Maturity Value: $21,305,050
(Cost $21,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $772,109,254)			$783,793,899

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 25.7%

Boston Global Investment Trust – Enhanced Portfolio
201,329,835	2.393%	$201,329,835
(Cost $201,329,835)

TOTAL INVESTMENTS – 125.7%
(Cost $973,439,089)		$985,123,734

LIABILITIES IN EXCESS OF OTHER ASSETS – (25.7)%		(201,103,480)

NET ASSETS – 100.0%		$784,020,254

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 85.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At August 31, 2008, the following future contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Russell E Mini 2000 Index	211	September 2008	$15,611,890	$533,028

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 98.3%

Aerospace & Defense – 3.3%
109,648	General Dynamics Corp.	$10,120,510
13,372	Honeywell International, Inc.	670,873
99,299	Lockheed Martin Corp.(a)	11,562,376
111,767	Northrop Grumman Corp.(b)	7,695,158
4,146	Raytheon Co.	248,719

		30,297,636

Air Freight & Logistics – 0.2%
43,294	Expeditors International of Washington, Inc.(a)	1,562,480
4,019	FedEx Corp.	332,854
4,895	United Parcel Service, Inc. Class B	313,867

		2,209,201

Beverages – 0.0%
11,283	Dr. Pepper Snapple Group, Inc.*	278,830

Biotechnology – 3.5%
146,115	Amgen, Inc.*	9,183,328
172,859	Biogen Idec, Inc.*(a)	8,803,709
230,406	Gilead Sciences, Inc.*	12,137,788
206,500	PDL BioPharma, Inc.	2,492,455

		32,617,280

Building Products – 0.1%
12,694	Armstrong World Industries, Inc.	473,613

Capital Markets – 2.1%
173,605	Bank of New York Mellon Corp.	6,008,469
16,854	BlackRock, Inc.(a)	3,661,532
226,355	Eaton Vance Corp.	8,083,137
23,812	Federated Investors, Inc. Class B	796,273
8,975	Invesco Ltd.	230,029
17,489	Morgan Stanley	714,076
11,845	SEI Investments Co.	279,779

		19,773,295

Chemicals – 2.5%
9,138	Ashland, Inc.	374,019
30,203	CF Industries Holdings, Inc.(a)	4,602,937
3,959	FMC Corp.	291,145
10,172	Minerals Technologies, Inc.	668,097
97,809	Monsanto Co.	11,174,678
40,500	Terra Industries, Inc.	2,035,125
39,200	The Mosaic Co.	4,184,208

		23,330,209

Commercial Banks – 2.4%
144,643	Marshall & Ilsley Corp.(a)	2,227,502
15,241	PNC Financial Services Group, Inc.	1,096,590
56,532	SunTrust Banks, Inc.(a)	2,368,125
7,382	U.S. Bancorp	235,191
21,808	Wachovia Corp.	346,529
526,671	Wells Fargo & Co.(a)	15,942,331

		22,216,268

Commercial Services & Supplies – 0.2%
31,308	Copart, Inc.*	1,377,865
1,757	Herman Miller, Inc.	49,442

		1,427,307

Communications Equipment – 2.8%
96,173	Brocade Communications Systems, Inc.*	713,604
488,378	Cisco Systems, Inc.*	11,745,491
311,890	Juniper Networks, Inc.*(a)	8,015,573
97,748	QUALCOMM, Inc.	5,146,432
107,282	Tellabs, Inc.*	558,939

		26,180,039

Computers & Peripherals – 5.2%
50,483	Apple, Inc.*(b)	8,558,383
253,193	Dell, Inc.*	5,501,884
478,931	EMC Corp.*	7,318,066
273,520	Hewlett-Packard Co.	12,833,558
27,966	Lexmark International, Inc.*	1,005,937
179,918	NetApp, Inc.*(a)	4,584,311
13,790	QLogic Corp.*	257,597
274,795	Seagate Technology	4,097,193
51,915	Sun Microsystems, Inc.*	467,235
21,550	Teradata Corp.*	529,484
102,739	Western Digital Corp.*	2,800,665

		47,954,313

Construction & Engineering – 0.0%
1,167	Fluor Corp.	93,512

Consumer Finance – 0.5%
111,355	Capital One Financial Corp.(a)	4,915,210

Diversified Consumer Services – 0.5%
73,855	Apollo Group, Inc.*(a)	4,703,086

Diversified Financial Services – 4.7%
693,784	Bank of America Corp.(a)	21,604,434
57,819	Citigroup, Inc.	1,097,983
13,305	CME Group, Inc.(a)	4,462,231
419,576	JPMorgan Chase & Co.	16,149,480

		43,314,128

Diversified Telecommunication Services – 3.3%
445,867	AT&T, Inc.	14,263,285
456,975	Verizon Communications, Inc.(a)	16,048,962

		30,312,247

Electric Utilities – 1.8%
77,300	Duke Energy Corp.(a)	1,348,112
2,018	Entergy Corp.	208,641
76,628	Exelon Corp.	5,820,663
74,353	FirstEnergy Corp.	5,401,002
7,406	FPL Group, Inc.	444,804
85,852	PPL Corp.	3,757,742

		16,980,964

Electrical Equipment – 1.0%
201,017	Emerson Electric Co.	9,407,596

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components* – 0.2%
63,445	Ingram Micro, Inc.	$1,199,745
24,481	Tech Data Corp.	835,781

		2,035,526

Energy Equipment & Services – 3.3%
68,558	Baker Hughes, Inc.	5,485,325
4,800	Cameron International Corp.*	223,632
22,121	Exterran Holdings, Inc.*	1,011,151
102,535	FMC Technologies, Inc.*	5,491,775
393,990	Halliburton Co.	17,311,920
3,269	Hercules Offshore, Inc.*	72,147
937	Oceaneering International, Inc.*	58,478
103	Oil States International, Inc.*	5,730
14,504	Patterson-UTI Energy, Inc.	412,204
2,288	SEACOR Holdings, Inc.*	201,687
4,215	Superior Energy Services, Inc.*	198,274

		30,472,323

Food & Staples Retailing – 4.9%
181,021	BJ’s Wholesale Club, Inc.*(a)	6,884,229
193,645	Costco Wholesale Corp.(a)	12,985,834
41,480	CVS Caremark Corp.	1,518,168
433,734	The Kroger Co.	11,979,733
194,805	Wal-Mart Stores, Inc.	11,507,131

		44,875,095

Food Products – 1.8%
105,416	Archer-Daniels-Midland Co.	2,683,891
86,646	Bunge Ltd.(a)	7,742,687
14,303	Hormel Foods Corp.	510,045
401,718	Tyson Foods, Inc.(a)	5,832,945

		16,769,568

Health Care Equipment & Supplies – 1.7%
39,340	Alcon, Inc.	6,699,209
106,029	Boston Scientific Corp.*	1,331,724
787	C.R. Bard, Inc.	73,545
132,122	Covidien Ltd.	7,143,837
37	DENTSPLY International, Inc.	1,450
1,608	Hill-Rom Holdings, Inc.	48,144
9,039	Medtronic, Inc.	493,529
5,388	Varian Medical Systems, Inc.*	340,306

		16,131,744

Health Care Providers & Services – 1.6%
65,531	AmerisourceBergen Corp.(b)	2,687,426
257,126	Medco Health Solutions, Inc.*	12,046,353

		14,733,779

Hotels, Restaurants & Leisure – 1.6%
8,796	Carnival Corp.	325,980
225,919	McDonald’s Corp.	14,018,274
5,186	Yum! Brands, Inc.	185,036

		14,529,290

Household Products – 1.1%
143,559	Procter & Gamble Co.	10,016,111

Independent Power Producers & Energy Traders – 0.2%
23,556	NRG Energy, Inc.	886,648
37,062	Reliant Energy, Inc.	631,166

		1,517,814

Industrial Conglomerates – 1.8%
2,850	3M Co.	204,060
439,968	General Electric Co.	12,363,101
103,398	Tyco International Ltd.	4,433,706

		17,000,867

Insurance – 2.5%
1,497	Arch Capital Group Ltd.*	104,431
19,730	Endurance Specialty Holdings Ltd.(a)	643,593
7,269	First American Corp.	183,688
20,915	Loews Corp.	908,338
244,728	MetLife, Inc.	13,264,258
23,944	Prudential Financial, Inc.	1,764,912
49,399	The Chubb Corp.	2,371,646
82,677	The Travelers Cos., Inc.	3,651,016

		22,891,882

Internet & Catalog Retail – 0.2%
58,529	Netflix, Inc.*(a)	1,805,034

Internet Software & Services – 1.2%
114,958	eBay, Inc.*(a)	2,865,903
7,841	Google, Inc.*	3,632,657
14,413	Sohu.com, Inc.	1,085,299
73,382	VeriSign, Inc.(a)	2,346,023
62,672	Yahoo!, Inc.*	1,214,583

		11,144,465

IT Services – 1.0%
128,242	Accenture Ltd.	5,304,089
10,641	Acxiom Corp.	153,763
58,398	Broadridge Financial Solutions, Inc.	1,166,208
10,180	Fidelity National Information Services, Inc.	222,433
82,931	Western Union Co.	2,290,554

		9,137,047

Life Sciences Tools & Services – 0.1%
14,921	Thermo Fisher Scientific, Inc.*	903,616

Machinery – 2.4%
77,854	AGCO Corp.*(b)	4,798,142
53,361	Bucyrus International, Inc.	3,727,266

127,695	Caterpillar, Inc.(a)	9,031,867
14,876	Deere & Co.	1,049,799
4,975	Flowserve Corp.	657,297
21,193	John Bean Technologies Corp.*(a)	275,509
35,664	Joy Global, Inc.	2,533,571

		22,073,451

Marine – 0.0%
5,972	Kirby Corp.*	273,458

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Media – 3.9%
660,327	CBS Corp. Class B(a)	$10,684,091
3,601	Comcast Corp. Special Class A	76,125
158,984	The DIRECTV Group, Inc.*(a)	4,484,939
1,267,603	Time Warner, Inc.	20,750,661

		35,995,816

Metals & Mining – 0.4%
23,130	Commercial Metals Co.	602,074
7,311	Nucor Corp.	383,827
28,517	Reliance Steel & Aluminum Co.	1,625,754
13,668	Schnitzer Steel Industries, Inc.	935,028

		3,546,683

Multi-Utilities – 0.1%
22,400	Dominion Resources, Inc.	975,072
1,687	OGE Energy Corp.	56,852

		1,031,924

Multiline Retail – 0.3%
88,620	Big Lots, Inc.*(a)	2,620,493

Oil, Gas & Consumable Fuels – 10.3%
47,433	Alpha Natural Resources, Inc.*	4,700,610
72,652	Anadarko Petroleum Corp.	4,484,808
95,797	Apache Corp.(a)	10,957,261
12,470	Bill Barrett Corp.*	491,069
26,167	Cabot Oil & Gas Corp.	1,162,861
15,099	Chevron Corp.	1,303,346
10,362	Cimarex Energy Co.	575,505
60,532	ConocoPhillips	4,994,495
111,059	Devon Energy Corp.	11,333,571
22,576	EOG Resources, Inc.	2,357,386
404,060	Exxon Mobil Corp.	32,328,841
5,757	Mariner Energy, Inc.*	167,471
6,711	Murphy Oil Corp.	527,015
13,200	Noble Energy, Inc.	946,836
71,935	Occidental Petroleum Corp.	5,708,834
1	Overseas Shipholding Group, Inc.
13,796	Pioneer Natural Resources Co.	871,493
23,204	St. Mary Land & Exploration Co.(a)	979,673
4,801	Sunoco, Inc.	213,068
37,906	Ultra Petroleum Corp.*	2,583,294
172,743	Valero Energy Corp.	6,004,547
63,265	W&T Offshore, Inc.	2,224,397

		94,916,381

Paper & Forest Products – 0.2%
53,641	International Paper Co.	1,450,989

Personal Products – 0.4%
7,946	Avon Products, Inc.	340,327
80,180	Herbalife Ltd.	3,776,478

		4,116,805

Pharmaceuticals – 6.9%
5,535	Abbott Laboratories	317,875
40,343	Bristol-Myers Squibb Co.	860,919

151,760	Eli Lilly & Co.	7,079,604
54,707	Johnson & Johnson	3,853,014
440,528	Merck & Co., Inc.	15,713,634
1,673,317	Pfizer, Inc.	31,977,088
82,299	Wyeth	3,561,901

		63,364,035

Real Estate Investment Trusts – 1.7%
55,720	AMB Property Corp.	2,529,131
45,228	AvalonBay Communities, Inc.(a)	4,522,800
53,339	Equity Residential	2,250,906
3,447	Essex Property Trust, Inc.	404,505
3,974	Kilroy Realty Corp.	198,899
52,047	Nationwide Health Properties, Inc.(a)	1,791,458
43,461	ProLogis	1,871,430
20,925	Simon Property Group, Inc.	1,985,364

		15,554,493

Real Estate Management & Development(a) – 0.1%
26,527	Jones Lang LaSalle, Inc.	1,321,045

Road & Rail – 1.8%
15,899	Burlington Northern Santa Fe Corp.	1,707,553
240,030	J.B. Hunt Transportation Services, Inc.(a)	8,749,093
28,030	Landstar System, Inc.	1,374,031
15,914	Norfolk Southern Corp.	1,170,156
6,265	Union Pacific Corp.	525,634
109,432	Werner Enterprises, Inc.(a)	2,496,144
35,844	YRC Worldwide, Inc.*(a)	648,776

		16,671,387

Semiconductors & Semiconductor Equipment – 1.9%
302,164	Intel Corp.	6,910,490
131,978	LSI Corp.*	877,686
387,488	Texas Instruments, Inc.	9,497,331

		17,285,507

Software – 4.4%
10,695	Activision Blizzard, Inc.*	351,010
127,028	Adobe Systems, Inc.*	5,440,609
11,570	Advent Software, Inc.*(a)	535,113
8,880	Amdocs Ltd.*	268,087
17,264	Autodesk, Inc.*	613,390
19,131	Cadence Design Systems, Inc.*	152,857
11,492	Mentor Graphics Corp.*	140,203
843,083	Microsoft Corp.	23,007,735
4,845	Oracle Corp.*	106,251
23,569	Salesforce.com, Inc.*	1,320,335
1,069	Sybase, Inc.*	36,784
399,801	Symantec Corp.*	8,919,560

		40,891,934

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 2.3%
303,494	Aeropostale, Inc.*(a)	$10,579,801
155,075	GameStop Corp.*(a)	6,803,140
19,528	Ross Stores, Inc.	785,221
69,786	The TJX Cos., Inc.	2,529,045
2,736	Urban Outfitters, Inc.*	97,456

		20,794,663

Thrifts & Mortgage Finance – 0.3%
130,427	Hudson City Bancorp, Inc.	2,405,074

Tobacco – 3.6%
383,601	Altria Group, Inc.(b)	8,067,129
17,164	Lorillard, Inc.	1,239,927
238,721	Philip Morris International, Inc.	12,819,318
6,710	Universal Corp.	348,383
205,674	UST, Inc.(a)	11,022,070

		33,496,827

Wireless Telecommunication Services – 0.0%
10,000	Sprint Nextel Corp.	87,200

TOTAL COMMON STOCKS
(Cost $926,408,243)		$908,347,060

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 1.9%

Joint Repurchase Agreement Account II
$17,500,000	2.134%	09/02/08	$17,500,000
Maturity Value: $ 17,504,149 (Cost $17,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $943,908,243)			$925,847,060

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 18.7%

Boston Global Investment Trust – Enhanced Portfolio
173,156,300	2.393%	$173,156,300
(Cost $173,156,300)

TOTAL INVESTMENTS – 118.9%
(Cost $1,117,064,543)		$1,099,003,360

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.9)%		(174,855,722)

NET ASSETS – 100.0%		$924,147,638

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 85.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At August 31, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	212	September 2008	$13,595,560	$53,749

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Balanced	$2,900,000

Structured Large Cap Growth	40,300,000

Structured Large Cap Value	28,500,000

Structured Small Cap Equity	21,300,000

Structured U.S. Equity	17,500,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,500,000,000	2.14%	09/02/08	$1,500,356,667

Banc of America Securities LLC	5,000,000,000	2.14	09/02/08	5,001,188,889

Barclays Capital, Inc.	1,500,000,000	2.05	09/02/08	1,500,341,666

Barclays Capital, Inc.	2,000,000,000	2.15	09/02/08	2,000,477,778

Barclays Capital, Inc.	5,005,400,000	2.16	09/02/08	5,006,601,296

Citigroup Global Markets, Inc.	500,000,000	2.12	09/02/08	500,117,778

Credit Suisse Securities (USA) LLC	500,000,000	2.13	09/02/08	500,118,333

Deutsche Bank Securities, Inc.	4,944,600,000	2.14	09/02/08	4,945,775,716

Greenwich Capital Markets	750,000,000	2.14	09/02/08	750,178,333

JPMorgan Securities	150,000,000	2.11	09/02/08	150,035,167

JPMorgan Securities	1,800,000,000	2.14	09/02/08	1,800,428,000

Lehman Brothers Holdings, Inc.	500,000,000	2.14	09/02/08	500,118,889

Merrill Lynch & Co., Inc.	3,000,000,000	2.10	09/02/08	3,000,700,000

UBS Securities LLC	1,550,000,000	2.13	09/02/08	1,550,366,833

TOTAL				$28,706,805,345

At August 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Mortgage Corp., 3.150% to 16.250%, due 10/17/08 to 12/01/47; Federal National Mortgage Association, 3.000% to 15.000%, due 09/15/08 to 09/01/48; Government National Mortgage Association, 4.000% to 10.000%, due 11/15/08 to 08/20/38; U.S. Treasury Note, 8.750%, due 05/15/17 and U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/17. The aggregate market value of the collateral, including accrued interest, was $29,317,765,016.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2008

Balanced
Fund

Assets:

Investments in securities, at value (identified cost $172,881,194, $4,186,911,372, $1,791,165,387, $1,519,579,277, $772,109,254 and $943,908,243, respectively)(a)	$176,128,948
Securities lending collateral, at value which equals cost	4,950,800
Cash	81,038
Foreign currencies, at value (identified cost $53,735 and $31,952,642 for Balanced and Structured International Equity, respectively)	52,733
Receivables:
Investment securities sold, at value	3,456,594
Due from broker — swap collateral(b)	1,870,682
Due from broker — variation margin, at value	8,656
Dividend and interest, at value	930,597
Securities lending income	16,449
Fund shares sold	13,758
Foreign tax reclaims, at value	1,568
Reimbursement from adviser	—
Swap contracts, at value (includes upfront payments made of $257,788 for Balanced)	939,296
Due from Custodian	—
Forward foreign currency exchange contracts, at value	70,520
Other assets, at value	781

Total assets	188,522,420

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased, at value	6,009,062
Payable upon return of securities loaned	4,950,800
Forward sale contract, at value (proceeds receivable of $3,122,813 for Balanced)	3,137,814
Fund shares redeemed	414,190
Amounts owed to affiliates	179,194
Due to broker — variation margin	60,600
Swap contracts, at value (includes upfront payments received of $329,683 for Balanced)	1,196,995
Accrued expenses and other liabilities	217,758

Total liabilities	16,166,413

Net Assets:

Paid-in capital	175,226,071
Accumulated undistributed net investment income	708,906
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(6,735,367)
Net unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	3,156,397

NET ASSETS	$172,356,007

Net Assets:
Class A	$148,622,893
Class B	12,945,422
Class C	7,835,115
Institutional	2,951,174
Service	1,403
Class IR	—
Class R	—

Total Net Assets	$172,356,007

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	8,391,542
Class B	737,106
Class C	447,165
Institutional	164,152
Service	79
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(c)
Class A	$17.71
Class B	17.56
Class C	17.52
Institutional	17.98
Service	17.77
Class IR	—
Class R	—

(a)	Includes loaned securities having a market value of $4,746,852, $160,579,552, $312,644,946, $205,271,235, $194,567,178 and $167,303,681 for the Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds, respectively.
(b)	Represents restricted cash on deposit with counterparties as collateral for swaps for the Balanced Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds is $18.74, $12.48, $13.10, $11.89, $11.64 and $26.42 respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured	Structured	Structured	Structured	Structured
International	Large Cap	Large Cap	Small Cap	U.S. Equity
Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund

$3,733,079,887	$1,760,865,941	$1,455,201,355	$783,793,899	$925,847,060
167,481,462	323,906,650	211,608,475	201,329,835	173,156,300
13,461,738	373,956	445,553	1,573,494	—
31,080,905	—	—	—	—

1,904,685	40,024,495	60,096,454	18,803,741	464,750
—	—	—	—	—
931,665	—	—	—	—
6,661,706	3,051,483	3,909,118	475,960	2,207,721
239,137	244,901	169,351	387,521	119,525
4,750,231	414,820	478,603	292,489	265,595
513,224	537	5,814	—	20,280
280,025	61,125	32,148	69,188	82,748
—	—	—	—	—
91,861	—	—	—	—
—	—	—	—	—
336,625	43,361	13,043	2,966	148,609

3,960,813,151	2,128,987,269	1,731,959,914	1,006,729,093	1,102,312,588

—	—	—	—	408,166

4,438,873	37,323,648	54,803,957	16,645,261	2,047
167,481,462	323,906,650	211,608,475	201,329,835	173,156,300
—	—	—	—	—
4,891,169	2,911,285	2,648,167	3,700,896	3,479,298
3,033,170	1,030,134	844,763	658,609	753,222
—	354,175	339,450	107,610	164,300
—	—	—	—	—
632,630	200,187	199,045	266,628	201,617

180,477,304	365,726,079	270,443,857	222,708,839	178,164,950

4,347,857,982	2,163,906,787	1,711,940,200	910,203,882	1,000,089,836
97,105,865	10,711,237	3,923,352	4,265,852	8,635,990
(208,574,551)	(382,405,111)	(191,429,793)	(142,667,153)	(66,570,754)
(456,053,449)	(28,951,723)	(62,917,702)	12,217,673	(18,007,434)

$3,780,335,847	$1,763,261,190	$1,461,516,057	$784,020,254	$924,147,638

$1,031,251,597	$434,970,443	$398,880,572	$211,930,153	$530,589,954
13,280,362	25,718,427	7,305,988	5,807,086	77,406,422
9,875,253	23,960,330	18,614,042	16,250,192	58,872,915
2,676,501,670	1,278,321,670	1,027,704,526	547,109,467	253,353,193
49,410,923	273,126	8,993,993	2,904,208	3,908,101
8,035	8,611	8,482	9,589	8,541
8,007	8,583	8,454	9,559	8,512

$3,780,335,847	$1,763,261,190	$1,461,516,057	$784,020,254	$924,147,638

87,503,570	35,142,305	35,494,198	19,258,267	21,247,107
1,147,110	2,256,103	654,803	586,957	3,339,097
853,917	2,100,761	1,668,593	1,635,143	2,558,406
221,099,975	100,150,258	91,437,867	47,781,318	9,890,916
4,182,751	22,240	797,220	267,992	157,985
684	697	755	873	343
683	697	753	873	343

$11.79	$12.38	$11.24	$11.00	$24.97
11.58	11.40	11.16	9.89	23.18
11.56	11.41	11.16	9.94	23.01
12.11	12.76	11.24	11.45	25.61
11.81	12.28	11.28	10.84	24.74
11.75	12.35	11.23	10.98	24.88
11.72	12.31	11.23	10.95	24.81

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2008

Balanced
Fund

Investment income:

Dividends(a)	$3,932,765
Interest (including securities lending income of $138,003, $9,314,728, $1,534,017, $643,857, $2,514,796 and $635,095, respectively)	4,622,833

Total investment income	8,555,598

Expenses:

Management fees	1,262,262
Distribution and Service fees(c)	651,108
Transfer Agent fees(c)	364,009
Custody and accounting fee	113,119
Registration fees	66,707
Printing fees	74,701
Professional fees	93,394
Trustee fees	14,180
Service share fees — Shareholder Administration Plan	2
Service share fees — Service Plan	2
Other	34,464

Total expenses	2,673,948

Less — expense reductions	(505,279)

Net expenses	2,168,669

NET INVESTMENT INCOME	6,386,929

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	4,289,165
Futures transactions	(58,862)
Swap contracts	1,907,223
Foreign currency related transactions	9,426
Net change in unrealized gain (loss) on:
Investments	(24,497,973)
Futures	52,486
Swap contracts	(1,180,519)
Translation of assets and liabilities denominated in foreign currencies	5,762

Net realized and unrealized loss from investment, futures, swap and foreign currency related transactions	(19,473,292)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,086,363)

(a)	For the Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds, foreign taxes withheld on dividends were $0, $15,388,695, $68, $1,802, $1,469 and $23,990, respectively.
(b)	Commenced operations on November 30, 2007.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(b)	Class A	Class B	Class C	Institutional	Service	Class IR(b)	Class R(b)
Balanced	$419,257	$149,866	$81,985	N/A	$318,635	$28,475	$15,577	$1,322	$—	$—	$—
Structured International Equity	3,382,146	171,371	128,523	$33	2,570,430	32,561	24,419	1,288,553	24,025	13	13
Structured Large Cap Growth	1,332,970	363,771	301,148	34	1,013,057	69,117	57,218	561,122	107	13	13
Structured Large Cap Value	1,193,452	112,553	220,097	34	907,024	21,385	41,818	444,232	4,684	13	13
Structured Small Cap Equity	499,278	77,809	177,093	35	379,451	14,784	33,647	233,482	3,778	14	14
Structured U.S. Equity	1,693,895	1,118,624	771,443	34	1,287,360	212,539	146,574	158,380	4,083	13	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured
International	Structured Large	Structured Large	Structured Small	Structured U.S.
Equity Fund	Cap Growth Fund	Cap Value Fund	Cap Equity Fund	Equity Fund

$219,168,681	$24,435,834	$37,286,087	$8,288,595	$24,146,688

10,699,618	2,949,246	1,350,381	3,036,098	823,613

229,868,299	27,385,080	38,636,468	11,324,693	24,970,301

35,649,445	12,415,476	9,417,931	6,956,108	8,109,120
3,682,073	1,997,923	1,526,136	754,215	3,583,996
3,940,014	1,700,647	1,419,169	665,170	1,808,962
1,325,082	149,615	129,951	123,458	130,536
232,316	164,863	177,059	101,767	130,539
195,870	117,436	105,251	85,155	110,203
107,400	93,837	95,937	94,937	96,423
14,180	14,180	14,180	14,180	14,180
151,231	673	29,544	23,294	25,630
151,231	673	29,544	23,294	25,630
191,223	197,366	88,579	126,780	133,550

45,640,065	16,852,689	13,033,281	8,968,358	14,168,769

(2,029,132)	(2,923,133)	(1,757,362)	(887,627)	(2,279,152)

43,610,933	13,929,556	11,275,919	8,080,731	11,889,617

186,257,366	13,455,524	27,360,549	3,243,962	13,080,684

(9,894,604)	(149,503,867)	(189,019,362)	(137,270,629)	(28,235,059)
(15,684,984)	3,360,663	246,943	(2,959,336)	(538,483)
—	—	—	—	—
5,902,078	—	—	—	—

(932,991,021)	(116,698,787)	(161,873,231)	40,060,222	(183,983,207)
(4,319,174)	78,847	1,460,220	137,333	(507,276)
—	—	—	—	—
(1,016,388)	—	—	—	—

(958,004,093)	(262,763,144)	(349,185,430)	(100,032,410)	(213,264,025)

$(771,746,727)	$(249,307,620)	$(321,824,881)	$(96,788,448)	$(200,183,341)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund		Structured International Equity Fund
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008		August 31, 2007

From operations:

Net investment income	$6,386,929	$5,552,117	$186,257,366		$82,253,130
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	6,146,952	866,557	(19,677,510)		293,924,796
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(25,620,244)	14,391,940	(938,326,583)		174,589,294

Net increase (decrease) in net assets resulting from operations	(13,086,363)	20,810,614	(771,746,727)		550,767,220

Distributions to shareholders:

From net investment income
Class A Shares	(4,604,437)	(5,154,220)	(44,992,964)		(9,741,353)
Class B Shares	(290,906)	(377,252)	(466,559)		(44,917)
Class C Shares	(165,788)	(147,806)	(334,209)		(47,721)
Institutional Shares	(101,477)	(82,337)	(110,244,232)		(25,733,287)
Service Shares	(39)	(33)	(1,784,615)		(488,805)
Class IR Shares(a)	—	—	(330)		—
Class R Shares(a)	—	—	(326)		—
From net realized gains
Class A Shares	(10,383,013)	(12,750,446)	(128,178,330)		(47,158,552)
Class B Shares	(942,271)	(1,363,090)	(1,662,907)		(625,828)
Class C Shares	(484,803)	(479,528)	(1,208,317)		(488,575)
Institutional Shares	(203,943)	(135,962)	(279,705,713)		(99,173,301)
Service Shares	(88)	(88)	(5,249,964)		(2,611,177)
Class IR Shares(a)	—	—	(833)		—
Class R Shares(a)	—	—	(833)		—

Total distributions to shareholders	(17,176,765)	(20,490,762)	(573,830,132)		(186,113,516)

From share transactions:

Net proceeds from sales of shares	25,765,906	24,820,411	1,287,684,660		2,901,016,452
Proceeds received in connection with merger	—	—	—		53,478,730
Reinvestment of dividends and distributions	16,441,937	19,665,055	548,615,707		174,112,108
Cost of shares redeemed	(48,284,619)	(43,125,132)	(1,549,529,573	)(b)	(1,113,674,422	)(c)

Net increase (decrease) in net assets resulting from share transactions	(6,076,776)	1,360,334	286,770,794		2,014,932,868

TOTAL INCREASE (DECREASE)	(36,339,904)	1,680,186	(1,058,806,065)		2,379,586,572

Net assets:

Beginning of year	208,695,911	207,015,725	4,839,141,912		2,459,555,340

End of year	$172,356,007	$208,695,911	$3,780,335,847		$4,839,141,912

Accumulated undistributed (distribution in excess of) net investment income	$708,906	$(375,240)	$97,105,865		$71,256,698

(a)	Commenced operations on November 30, 2007.
(b)	Net of $71,116 in redemption fees remitted to the Structured International Equity Fund.
(c)	Net of $65,046 in redemption fees remitted to the Structured International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Large Cap Value Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007

$13,455,524	$8,673,202	$27,360,549	$25,492,466

(146,143,204)	75,091,038	(188,772,419)	87,352,034

(116,619,940)	2,350,458	(160,413,011)	(5,795,131)

(249,307,620)	86,114,698	(321,824,881)	107,049,369

(1,589,771)	(282,609)	(6,988,963)	(6,652,093)
—	—	(62,710)	(67,303)
(51)	—	(151,000)	(99,827)
(9,636,712)	(2,690,386)	(21,121,508)	(16,266,176)
(332)	—	(159,371)	(65,683)
(68)	—	(129)	—
(64)	—	(101)	—

(3,939,301)	—	(18,361,146)	(22,316,879)
(293,803)	—	(431,744)	(727,017)
(241,109)	—	(786,286)	(915,251)
(9,586,469)	—	(42,391,681)	(37,269,966)
(1,742)	—	(431,108)	(136,644)
(66)	—	(331)	—
(66)	—	(331)	—

(25,289,554)	(2,972,995)	(90,886,409)	(84,516,839)

513,747,191	1,684,000,402	550,765,883	1,466,099,698
—	131,123,420	—	61,664,997
24,851,440	2,959,727	88,103,670	78,187,907
(899,674,584)	(366,142,487)	(906,786,059)	(683,442,122)

(361,075,953)	1,451,941,062	(267,916,506)	922,510,480

(635,673,127)	1,535,082,765	(680,627,796)	945,043,010

2,398,934,317	863,851,552	2,142,143,853	1,197,100,843

$1,763,261,190	$2,398,934,317	$1,461,516,057	$2,142,143,853

$10,711,237	$8,455,568	$3,923,352	$4,663,539

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Small Cap Equity Fund		Structured U.S. Equity Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007

From operations:

Net investment income	$3,243,962	$5,057,223	$13,080,684	$15,861,423
Net realized gain (loss) from investment and futures transactions	(140,229,965)	67,361,559	(28,773,542)	173,443,094
Net change in unrealized gain (loss) on investment and futures transactions	40,197,555	(78,607,607)	(184,490,483)	(56,338,779)

Net increase (decrease) in net assets resulting from operations	(96,788,448)	(6,188,825)	(200,183,341)	132,965,738

Distributions to shareholders:

From net investment income
Class A Shares	(35,227)	(83,823)	(7,848,483)	(5,844,288)
Class B Shares	—	—	(446,836)	(503,299)
Class C Shares	—	—	(458,160)	(251,563)
Institutional Shares	(1,941,165)	(2,402,417)	(6,406,777)	(7,910,668)
Service Shares	—	—	(110,019)	(106,851)
Class IR Shares(a)	(40)	—	(149)	—
Class R Shares(a)	(40)	—	(145)	—
From net realized gains
Class A Shares	(11,153,859)	(13,298,046)	(79,028,986)	(23,874,216)
Class B Shares	(533,109)	(955,761)	(14,306,085)	(4,750,298)
Class C Shares	(1,134,581)	(1,588,284)	(9,896,644)	(2,191,344)
Institutional Shares	(29,333,630)	(36,269,152)	(45,940,297)	(22,832,224)
Service Shares	(570,419)	(1,680,540)	(1,350,300)	(487,603)
Class IR Shares(a)	(547)	—	(1,036)	—
Class R Shares(a)	(547)	—	(1,036)	—

Total distributions to shareholders	(44,703,164)	(56,278,023)	(165,794,953)	(68,752,354)

From share transactions:

Net proceeds from sales of shares	786,239,007	748,226,419	145,159,416	464,576,906
Proceeds received in connection with merger	—	—	—	452,313,962
Reinvestment of dividends and distributions	43,448,651	51,514,973	145,324,409	55,550,397
Cost of shares redeemed	(747,461,230)	(655,195,114)	(728,737,967)	(692,281,402)

Net increase (decrease) in net assets resulting from share transactions	82,226,428	144,546,278	(438,254,142)	280,159,863

TOTAL INCREASE (DECREASE)	(59,265,184)	82,079,430	(804,232,436)	344,373,247

Net assets:

Beginning of year	843,285,438	761,206,008	1,728,380,074	1,384,006,827

End of year	$784,020,254	$843,285,438	$924,147,638	$1,728,380,074

Accumulated undistributed net investment income	$4,265,852	$3,638,209	$8,635,990	$10,678,235

(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

	Share Classes	Diversified/
Fund	Offered	Non-diversified

Balanced	A, B, C, Institutional and Service Shares	Diversified

Structured International Equity, Structured Large Cap Growth,	A, B, C, Institutional, Service, IR and R Shares	Diversified
Structured Large Cap Value, Structured Small Cap Equity and
Structured U.S. Equity

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges. Class IR and Class R Shares of the Funds commenced operations on November 30, 2007.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Board of Trustees.
Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class. In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured International Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

Non-U.S. currency symbols utilized throughout the report are defined as follows:

BRL — Brazilian Real	HUF — Hungarian Forint
EUR — Euro	MXN — Mexican Pesos
GBP — British Pound

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward foreign currency exchange contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translation rates and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At August 31, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

H. Mortgage and Asset-Backed Securities — The Balanced Fund may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

PO’s, typically monthly, are treated as reductions to the cost basis of the securities held. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statement of Operations.

I. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Redemption Fees — All classes of the Structured International Equity Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.

K. Repurchase Agreements — The Funds may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

L. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

must set aside liquid assets or engage in other appropriate measures to cover its obligations under the swap contract. The Funds may invest in the following type of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.
A credit default swap agreement involves one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. If a credit event occurs, the seller of protection may be required to pay the Fund the notional value of the credit default swap on the specified reference obligation. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund enters into a sale contract and a credit event occurs, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the value of the reference obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount the Fund pays to the counterparty, resulting in a loss to the Fund. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly.
Swaps are marked-to-market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the Statements of Operations.

M. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the year ended August 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

							Effective Net
	Contractual Management Rate						Management
	Up to	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55	%*

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.76	0.76

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.62	0.51	*

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.58	0.51	*

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81	*

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.64	0.51	*

ˆ	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.
*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.55%, 0.51%, 0.51%, 0.81% and 0.51% as an annual percentage rate of average daily net assets of Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds, respectively, for the year ended August 31, 2008.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$32,000	$100	$—

Structured International Equity	194,600	300	—

Structured Large Cap Growth	12,500	800	—

Structured Large Cap Value	71,400	100	650

Structured Small Cap Equity	6,100	—	500

Structured U.S. Equity	27,000	300	3,200

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds as an annual percentage rate of average daily net assets were 0.064%, 0.004%, 0.004%, 0.004%, 0.004% and 0.004%, respectively.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

		Expense Credits		Other	Total
	Management	Custody	Transfer	Expense	Expense
Fund	Fee Waiver	Fee	Agent Fee	Reimbursement	Reductions

Balanced	$194	$27	$5	$279	$505

Structured International Equity	—	65	40	1,924	2,029

Structured Large Cap Growth	2,201	90	20	612	2,923

Structured Large Cap Value	1,090	72	16	579	1,757

Structured Small Cap Equity	327	35	7	519	888

Structured U.S. Equity	1,618	17	31	613	2,279

As of August 31, 2008 the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Balanced	$81	$49	$27	$22	$179

Structured International Equity	2,524	242	267	—	3,033

Structured Large Cap Growth	771	136	123	—	1,030

Structured Large Cap Value	634	107	104	—	845

Structured Small Cap Equity	539	64	56	—	659

Structured U.S. Equity	405	230	118	—	753

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2008, were as follows:

		Sales and
Fund	Purchases	Maturities

Balanced*	$358,066,255	$355,695,568

Structured International Equity	7,342,827,781	7,337,026,951

Structured Large Cap Growth	2,337,513,121	2,684,598,857

Structured Large Cap Value	2,096,932,648	2,460,650,694

Structured Small Cap Equity	1,321,692,594	1,285,993,283

Structured U.S. Equity	1,211,098,302	1,780,780,317

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $139,605,130 and $131,086,670, respectively.

For the year ended August 31, 2008, Goldman Sachs earned approximately $11,400, $140,300, $46,000, $50,400, $39,400 and $21,300 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity Funds, respectively.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10%, on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of September 15, 2008, the net asset value per share of the Enhanced Portfolio no longer approximates amortized cost and has been stated at market value.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2008, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

5. SECURITIES LENDING (continued)

The table below details securities lending activity as of, and for the year ended August 31, 2008:

	Earnings of GSAL	Earnings Received	Amount Payable to
	Relating to	by the Funds from	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the year ended	for the year ended	Securities Loaned
Fund	August 31, 2008	August 31, 2008	as of August 31, 2008

Balanced	$15,331	$31,466	$36,250

Structured International Equity	1,034,954	1,236,102	67,741,140

Structured Large Cap Growth	169,439	198,259	68,525,550

Structured Large Cap Value	70,690	113,413	72,812,250

Structured Small Cap Equity	279,371	434,241	29,948,150

Structured U.S. Equity	69,771	79,793	16,239,125

6. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2008, the Funds did not have any borrowings under the facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Structured	Structured	Structured	Structured
		International	Large Cap	Large Cap	Small Cap	Structured
	Balanced	Equity	Growth	Value	Equity	U.S. Equity

Distributions paid from:
Ordinary income	$5,749,290	$268,842,833	$11,231,639	$28,238,571	$2,520,387	$15,265,106
Net long-term capital gains	11,427,475	304,987,299	14,057,915	62,647,838	42,182,777	150,529,847

Total taxable distributions	$17,176,765	$573,830,132	$25,289,554	$90,886,409	$44,703,164	$165,794,953

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

		Structured	Structured	Structured	Structured
		International	Large Cap	Large Cap	Small Cap	Structured
	Balanced	Equity	Growth	Value	Equity	U.S. Equity

Distributions paid from:
Ordinary income	$6,828,157	$90,074,632	$2,972,995	$37,554,045	$4,085,262	$14,616,669
Net long-term capital gains	13,662,605	96,038,884	—	46,962,794	52,192,761	54,135,685

Total taxable distributions	$20,490,762	$186,113,516	$2,972,995	$84,516,839	$56,278,023	$68,752,354

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

		Structured	Structured	Structured	Structured
		International	Large Cap	Large Cap	Small Cap	Structured
	Balanced	Equity	Growth	Value	Equity	U.S. Equity

Undistributed ordinary income — net	$1,036,235	$100,843,372	$10,711,237	$3,923,352	$4,265,852	$8,635,990
Undistributed long-term capital gains	—	—	—	—	—	2,186,582

Total undistributed earnings	$1,036,235	$100,843,372	$10,711,237	$3,923,352	$4,265,852	$10,822,572
Capital loss carryforward:(1)
Expiring 2009	—	—	—	—	—	(12,270,433)
Expiring 2010	—	—	(61,712,621)	—	—	(22,117,498)
Expiring 2011	—	—	(158,481,000)	—	—	—
Expiring 2012	—	—	(5,803,222)	—	—	—
Expiring 2016	—	—	(15,811,506)	—	(12,278,226)	—

Total capital loss carryforward	—	—	(241,808,349)	—	(12,278,226)	(34,387,931)

Timing differences (deferred straddle losses, swap receivable and post October losses)	(6,410,111)	(153,701,795)	(127,815,362)	(170,129,550)	(126,202,938)	(25,995,938)
Unrealized gains (losses) — net	2,503,812	(514,663,712)	(41,733,123)	(84,217,945)	8,031,684	(26,380,901)

Total accumulated losses — net	$(2,870,064)	$(567,522,135)	$(400,645,597)	$(250,424,143)	$(126,183,628)	$(75,942,198)

(1)	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code. The Structured U.S. Equity Fund had expired capital losses of $467,425 in the current fiscal year.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

7. TAX INFORMATION (continued)

At August 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Structured	Structured	Structured	Structured
		International	Large Cap	Large Cap	Small Cap	Structured
	Balanced	Equity	Growth	Value	Equity	U.S. Equity

Tax Cost	$178,175,167	$4,413,003,097	$2,126,505,714	$1,751,027,775	$977,092,050	$1,125,384,261

Gross unrealized gain	12,070,901	46,909,870	87,871,260	39,607,073	62,743,197	42,340,706
Gross unrealized loss	(9,166,320)	(559,351,618)	(129,604,383)	(123,825,018)	(54,711,513)	(68,721,607)

Net unrealized security gain (loss)	$2,904,581	$(512,441,748)	$(41,733,123)	$(84,217,945)	$8,031,684	$(26,380,901)
Net unrealized loss on other investments	(400,769)	(2,221,964)	—	—	—	—

Net unrealized gain (loss)	$2,503,812	$(514,663,712)	$(41,733,123)	$(84,217,945)	$8,031,684	$(26,380,901)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of Passive Foreign Investment Company investments, return of capital distributions from underlying fund investments, and amortization of premium and net mark to market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment relating to foreign currency and swaps transactions, Passive Foreign Investment Company investments, redemptions utilized as distributions, dividend redesignations and expiring capital loss carryforwards.

		Accumulated
		Net Realized	Accumulated
		Gain (Loss)	Undistributed
	Paid-in-	on Investment	Net Investment
Fund	Capital	Transactions	Income

Balanced	$(39,080)	$179,216	$(140,136)

Structured International Equity	12,629,576	(10,044,612)	(2,584,964)

Structured Large Cap Growth	(35,382)	8,239	27,143

Structured Large Cap Value	—	(383,046)	383,046

Structured Small Cap Equity	1,554,362	(914,515)	(639,847)

Structured U.S. Equity	(610,538)	462,898	147,640

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

8. OTHER RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other equity with which the Funds have unsettled or open transactions will default. The assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. OTHER MATTERS

Change in Fiscal Year End — On December 13, 2007, the Board of Trustees approved a change of the Funds’ fiscal year end from August 31 to October 31, effective September 1, 2008.

Funds’ Shareholder Concentration — As of August 31, 2008, Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 10% of the outstanding shares of the Structured U.S. Equity Fund. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of certain Funds with amounts of 5% or greater as of August 31, 2008 (as a percentage of total outstanding shares):

		Goldman Sachs
	Goldman Sachs	Growth and	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Income Strategy	Growth Strategy	Equity Growth
Fund	Portfolio	Portfolio	Portfolio	Strategy Portfolio

Structured International Equity	—%	26%	29%	12%

Structured Large Cap Growth	6	35	40	15

Structured Large Cap Value	6	32	40	15

Structured Small Cap Equity	5	38	34	15

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Mergers and Reorganizations  — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

9. OTHER MATTERS (continued)

AXA Enterprise Multi-Manager International Equity Fund by the Structured International Equity Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager International Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured International Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured International Equity Class A/
AXA Enterprise Multi-Manager International Class A/	457,744	$7,479,573	492,295
AXA Enterprise Multi-Manager International Class P	242,735	3,966,289	262,137

Structured International Equity Class B/
AXA Enterprise Multi-Manager International Class B	276,925	4,464,040	297,453

Structured International Equity Class C/
AXA Enterprise Multi-Manager International Class C	105,607	1,699,216	113,137

Structured International Equity Institutional Class/
AXA Enterprise Multi-Manager International Class Y	2,145,308	35,869,612	2,367,331

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Structured International Equity/ AXA Multi-Manager International Equity	$4,888,472,812	$53,478,730	$4,941,951,542	$11,952,554

At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the Signal Large Cap Growth Fund by the Structured Large Cap Growth Fund. The acquisition was completed on April 30, 2007, as of the close of business April 27, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

9. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the Signal Large Cap Growth Fund (“Acquired Fund”) Class A and Institutional Class were transferred into the Structured Large Cap Growth Fund (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Structured Large Cap Growth Class A/ Signal Large Cap Growth Class A/	38,994	$577,508	51,597

Structured Large Cap Growth Institutional Class/ Signal Large Cap Growth Institutional Class/	2,489,995	37,947,707	3,354,033

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Large Cap Growth/ Signal Large Cap Growth	$1,804,061,327	$38,525,215	$1,842,586,542	$10,365,889

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Equity Fund and the AXA Enterprise Multi-Manager Growth Fund by the Structured Large Cap Growth Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Equity Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Growth Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured Large Cap Growth’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

9. OTHER MATTERS (continued)

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Growth Class A/
AXA Enterprise Equity Class A/	2,135,621	$31,756,820	4,603,485
AXA Enterprise Multi-Manager Growth Class A/	57,742	858,622	79,447
AXA Enterprise Multi-Manager Growth Class P	199,121	2,960,924	272,473

Structured Large Cap Growth Class B/
AXA Enterprise Equity Class B/	1,905,451	26,333,471	4,021,707
AXA Enterprise Multi-Manager Growth Class B	28,248	390,393	37,217

Structured Large Cap Growth Class C/
AXA Enterprise Equity Class C/	1,224,542	16,923,060	2,581,957
AXA Enterprise Multi-Manager Growth Class C	24,107	333,153	31,733

Structured Large Cap Growth Institutional Class/
AXA Enterprise Equity Class Y/	426,961	6,536,751	912,524
AXA Enterprise Multi-Manager Growth Class Y	424,888	6,505,011	593,569

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Acquired Fund’s
		Acquired Fund’s	(AXA Enterprise
		(AXA	Multi-Manager	Survivor Fund’s
	Survivor Fund’s	Enterprise Equity)	Growth)	Aggregate
	Aggregate Net	Aggregate Net	Aggregate Net	Net Assets
	Assets before	Assets before	Assets before	Immediately
Fund	reorganization	reorganization	reorganization	after reorganization

Structured Large Cap Growth/
AXA Enterprise Equity/
AXA Enterprise Multi-Manager Growth	$1,967,814,502	$81,550,102	$11,048,103	$2,060,412,707

		Acquired Fund’s		Acquired Fund’s
	Acquired Fund’s	(AXA Enterprise	Acquired Fund’s	(AXA Enterprise
	(AXA Enterprise	Multi-Manager	(AXA Enterprise	Multi-Manager
	Equity)	Growth)	Equity)	Growth)
	Unrealized	Unrealized	Capital Loss	Capital Loss
Fund	Appreciation	Appreciation	Carryforward	Carryforward

Structured Large Cap Growth/
AXA Enterprise Equity/
AXA Enterprise Multi-Manager Growth	$22,648,538	$2,502,945	$(38,851,761)	$(568,482)

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

9. OTHER MATTERS (continued)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager Value Fund by the Structured Large Cap Value Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Value Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Structured Large Cap Value Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Value Class A/
AXA Enterprise Multi-Manager Value Class A/	159,094	$2,435,713	182,167
AXA Enterprise Multi-Manager Value Class P	258,137	3,952,097	296,405

Structured Large Cap Value Class B/
AXA Enterprise Multi-Manager Value Class B	96,006	1,457,361	110,022

Structured Large Cap Value Class C/
AXA Enterprise Multi-Manager Value Class C	53,062	806,019	60,819

Structured Large Cap Value Institutional Class/
AXA Enterprise Multi-Manager Value Class Y	3,460,434	53,013,807	3,964,601

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Large Cap Value/
AXA Multi-Manager Value	$1,893,695,995	$61,664,997	$1,955,360,992	$7,942,242

At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Goldman Sachs Research Select Fund into the Structured U.S. Equity Fund. The reorganization was completed on September 22, 2006.
Pursuant to the Agreement, the assets and liabilities of the Goldman Sachs Research Select Fund (“Acquired Fund” or “Research Select Fund”) Class A, Class, Class B, Class C, and Institutional Class were transferred into the Structured U.S.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

9. OTHER MATTERS (continued)

Equity Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 22, 2006

Structured U.S. Equity Class A/
Research Select Class A	1,379,024	$44,170,186	5,709,612

Structured U.S. Equity Class B/
Research Select Class B	2,141,624	64,527,239	8,743,634

Structured U.S. Equity Class C/
Research Select Class C	841,873	25,247,845	3,418,791

Structured U.S. Equity Institutional Class/
Research Select Institutional Class	50,557	1,654,749	208,843

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Fund	reorganization	reorganization	after reorganization	Appreciation	Carryforward

Structured U.S. Equity/Research Select	$1,399,118,665	$135,600,019	$1,534,718,684	$4,980,654	$(395,775,952)

At a meeting held on November 9, 2006 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Capital Appreciation Fund and the AXA Enterprise Multi-Manager Core Equity Fund by the Structured U.S. Equity Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Capital Appreciation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Core Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

9. OTHER MATTERS (continued)

Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured U.S. Equity Class A/
AXA Enterprise Capital Appreciation Class A/	4,599,508	$158,729,274	4,159,261
AXA Enterprise Multi-Manager Core Equity Class A/	27,356	944,053	83,649
AXA Enterprise Multi-Manager Core Equity Class P	111,124	3,834,893	339,521

Structured U.S. Equity Class B/
AXA Enterprise Capital Appreciation Class B/	1,775,859	57,449,027	1,649,958
AXA Enterprise Multi-Manager Core Equity Class B	10,789	348,986	31,962

Structured U.S. Equity Class C/
AXA Enterprise Capital Appreciation Class C/	1,577,696	50,786,037	1,415,863
AXA Enterprise Multi-Manager Core Equity Class C	11,228	361,436	33,098

Structured U.S. Equity Institutional Class/
AXA Enterprise Capital Appreciation Class Y/	1,061,214	37,450,190	934,196
AXA Enterprise Multi-Manager Core Equity Class Y	192,974	6,810,047	601,918

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Acquired Fund’s
		Acquired Fund’s	(AXA Enterprise
		(AXA Enterprise	Multi-Manager
	Survivor Fund’s	Capital Appreciation)	Core Equity)	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Aggregate Net
	Assets before	Assets before	Assets before	Assets Immediately
Fund	reorganization	reorganization	reorganization	after reorganization

Structured U.S. Equity/
AXA Enterprise Capital Appreciation/
AXA Enterprise Multi-Manager Core Equity	$1,804,708,549	$304,414,528	$12,299,415	$2,121,422,492

Acquired Fund’s
	Acquired Fund’s	(AXA Enterprise	Acquired Fund’s
	(AXA Enterprise	Multi-Manager	(AXA Enterprise
	Capital Appreciation)	Core Equity)	Capital Appreciation)
	Unrealized	Unrealized	Capital Loss
Fund	Appreciation	Appreciation	Carryforward

Structured U.S. Equity/
AXA Enterprise Capital Appreciation/
AXA Enterprise Multi-Manager Core Equity	$78,761,604	$2,168,024	$(1,402,275)

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

9. OTHER MATTERS (continued)

New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about assets and liabilities measured at fair value and the potential effect to these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair valuation in any circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosure will be required.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,055,035	$20,299,858	920,349	$19,024,567
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	750,142	14,546,929	862,118	17,430,451
Shares converted from Class B(a)	36,531	706,128	54,543	1,128,050
Shares redeemed	(2,204,870)	(41,724,886)	(1,701,762)	(35,211,474)

	(363,162)	(6,171,971)	135,248	2,371,594

Class B Shares
Shares sold	113,767	2,181,577	84,626	1,736,959
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	57,595	1,112,115	77,099	1,547,349
Shares converted to Class A(a)	(36,847)	(706,128)	(54,972)	(1,128,050)
Shares redeemed	(222,209)	(4,204,334)	(278,992)	(5,719,040)

	(87,694)	(1,616,770)	(172,239)	(3,562,782)

Class C Shares
Shares sold	142,730	2,716,622	119,009	2,440,007
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	25,240	484,929	23,732	475,446
Shares redeemed	(96,963)	(1,785,501)	(71,275)	(1,454,802)

	71,007	1,416,050	71,466	1,460,651

Institutional Shares
Shares sold	27,227	567,849	77,957	1,618,703
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	15,181	297,837	10,319	211,688
Shares redeemed	(30,377)	(569,898)	(35,886)	(739,816)

	12,031	295,788	52,390	1,090,575

Service Shares
Shares sold	—	—	8	175
Reinvestment of dividends and distributions	7	127	6	121
Shares redeemed	—	—	—	—

	7	127	14	296

Class IR Shares(b)
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—

	—	—	—	—

Class R Shares(b)
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	(367,811)	$(6,076,776)	86,879	$1,360,334

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured International Equity Fund			Structured Large Cap Growth Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2008		August 31, 2007		August 31, 2008		August 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

34,569,241	$490,195,738	59,375,650	$917,676,540	11,196,986	$150,204,131	32,788,543	$470,168,403
—	—	700,479	11,445,862	—	—	2,431,478	36,153,875
11,333,262	165,238,965	3,570,390	51,663,540	369,448	5,379,159	19,570	276,911
107,980	1,522,891	29,309	436,643	513,196	7,025,033	420,452	5,989,779
(52,526,785)	(722,272,017)	(21,440,992)	(335,384,624)	(24,156,009)	(331,132,435)	(11,962,645)	(172,068,356)

(6,516,302)	(65,314,423)	42,234,836	645,837,961	(12,076,379)	(168,524,112)	23,697,398	340,520,612

302,473	4,365,666	413,923	6,356,973	145,793	1,844,645	85,508	1,138,480
—	—	276,925	4,464,040	—	—	1,933,699	26,723,863
138,928	2,000,562	42,525	609,386	19,599	264,195	—	—
(109,677)	(1,522,891)	(29,702)	(436,643)	(555,342)	(7,025,033)	(451,275)	(5,989,779)
(405,194)	(5,504,204)	(214,787)	(3,253,796)	(1,052,086)	(13,231,865)	(1,270,968)	(16,836,391)

(73,470)	(660,867)	488,884	7,739,960	(1,442,036)	(18,148,058)	296,964	5,036,173

236,427	3,420,729	421,838	6,453,952	175,838	2,226,533	278,329	3,683,254
—	—	105,607	1,699,216	—	—	1,248,649	17,256,213
87,251	1,254,667	31,045	444,253	14,904	201,053	—	—
(362,185)	(5,004,137)	(170,856)	(2,593,778)	(786,655)	(9,814,374)	(679,513)	(9,090,074)

(38,507)	(328,741)	387,634	6,003,643	(595,913)	(7,386,788)	847,465	11,849,393

52,089,676	761,444,949	123,995,760	1,951,397,039	26,017,707	359,384,015	82,283,409	1,207,924,256
—	—	2,145,308	35,869,612	—	—	3,341,845	50,989,469
25,258,673	377,111,993	8,133,155	120,208,030	1,269,583	19,005,664	184,513	2,682,816
(56,199,255)	(797,322,672)	(48,206,950)	(761,690,890)	(37,571,586)	(545,479,426)	(11,349,493)	(166,972,200)

21,149,094	341,234,270	86,067,273	1,345,783,791	(10,284,296)	(167,089,747)	74,460,274	1,094,624,341

1,965,600	28,237,576	1,250,871	19,131,948	5,279	67,867	82,963	1,086,009
205,691	3,007,198	81,799	1,186,899	76	1,106	—	—
(1,461,443)	(19,426,543)	(680,166)	(10,751,334)	(1,269)	(16,484)	(84,677)	(1,175,466)

709,848	11,818,231	652,504	9,567,513	4,086	52,489	(1,714)	(89,457)

604	10,001	—	—	688	10,000	—	—
80	1,163	—	—	9	134	—	—

684	11,164	—	—	697	10,134	—	—

604	10,001	—	—	688	10,000	—	—
79	1,159	—	—	9	129	—	—

683	11,160	—	—	697	10,129	—	—

15,232,030	$286,770,794	129,831,131	$2,014,932,868	(24,393,144)	$(361,075,953)	99,300,387	$1,451,941,062

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,963,552	$170,233,927	33,399,925	$495,229,639
Shares issued in connection with merger	—	—	417,231	6,387,810
Reinvestment of dividends and distributions	1,895,332	25,035,000	1,927,490	27,962,859
Shares converted from Class B(a)	152,140	1,953,439	77,189	1,173,437
Shares redeemed	(24,669,065)	(318,455,989)	(22,985,673)	(341,265,426)

	(8,658,041)	(121,233,623)	12,836,162	189,488,319

Class B Shares
Shares sold	68,069	899,439	120,697	1,766,427
Shares issued in connection with merger	—	—	96,006	1,457,361
Reinvestment of dividends and distributions	33,242	438,125	47,313	680,265
Shares converted to Class A(a)	(153,320)	(1,953,439)	(77,837)	(1,173,437)
Shares redeemed	(445,487)	(5,673,972)	(417,034)	(6,144,649)

	(497,496)	(6,289,847)	(230,855)	(3,414,033)

Class C Shares
Shares sold	534,055	6,706,350	613,789	9,017,317
Shares issued in connection with merger	—	—	53,062	806,019
Reinvestment of dividends and distributions	64,385	845,554	63,704	917,115
Shares redeemed	(731,446)	(9,286,773)	(567,371)	(8,301,652)

	(133,006)	(1,734,869)	163,184	2,438,799

Institutional Shares
Shares sold	30,078,360	369,120,048	63,796,614	945,611,103
Shares issued in connection with merger	—	—	3,460,434	53,013,807
Reinvestment of dividends and distributions	4,659,539	61,350,437	3,341,302	48,544,792
Shares redeemed	(42,867,044)	(566,971,121)	(22,132,803)	(325,948,790)

	(8,129,145)	(136,500,636)	48,465,547	721,220,912

Service Shares
Shares sold	289,681	3,786,119	970,163	14,475,212
Reinvestment of dividends and distributions	32,800	433,662	5,629	82,876
Shares redeemed	(502,979)	(6,398,204)	(118,827)	(1,781,605)

	(180,498)	(2,178,423)	856,965	12,776,483

Class IR Shares(b)
Shares sold	720	10,000	—	—
Reinvestment of dividends and distributions	35	460	—	—

	755	10,460	—	—

Class R Shares(b)
Shares sold	720	10,000	—	—
Reinvestment of dividends and distributions	33	432	—	—

	753	10,432	—	—

NET INCREASE (DECREASE)	(17,596,678)	$(267,916,506)	62,091,003	$922,510,480

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Small Cap Equity Fund			Structured U.S. Equity Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2008		August 31, 2007		August 31, 2008		August 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

16,457,006	$180,558,550	14,688,897	$211,670,118	2,421,537	$69,141,329	7,123,287	$238,527,109
—	—	—	—	—	—	6,117,012	207,678,406
941,660	10,932,674	878,638	12,511,794	2,784,888	82,182,032	841,239	27,668,343
61,210	700,039	75,939	1,087,080	598,342	17,174,887	324,966	10,858,078
(14,406,345)	(157,297,093)	(12,920,932)	(186,995,214)	(10,485,076)	(304,328,753)	(7,729,674)	(260,057,140)

3,053,531	34,894,170	2,722,542	38,273,778	(4,680,309)	(135,830,505)	6,676,830	224,674,796

25,174	257,440	47,272	630,550	159,273	4,274,838	112,624	3,538,000
—	—	—	—	—	—	3,928,272	122,325,252
44,660	468,477	62,999	821,515	481,703	13,270,900	150,242	4,651,476
(67,639)	(700,039)	(82,819)	(1,087,080)	(641,927)	(17,174,887)	(345,898)	(10,858,078)
(341,337)	(3,460,510)	(377,924)	(4,950,274)	(1,614,094)	(43,634,251)	(1,501,658)	(47,292,172)

(339,142)	(3,434,632)	(350,472)	(4,585,289)	(1,615,045)	(43,263,400)	2,343,582	72,364,478

467,898	4,726,461	526,092	6,956,679	299,610	7,824,943	496,276	15,550,437
—	—	—	—	—	—	2,430,797	76,395,318
96,746	1,019,705	106,662	1,397,275	325,717	8,905,109	68,945	2,123,497
(764,287)	(7,853,989)	(831,601)	(10,997,061)	(1,318,091)	(35,288,130)	(974,881)	(30,648,190)

(199,643)	(2,107,823)	(198,847)	(2,643,107)	(692,764)	(18,558,078)	2,021,137	63,421,062

50,388,966	598,599,544	34,805,435	517,684,550	1,989,341	62,391,136	5,850,305	200,718,852
—	—	—	—	—	—	1,304,745	45,914,986
2,543,793	30,627,266	2,431,520	35,816,288	1,316,314	39,739,505	613,243	20,580,448
(48,193,694)	(555,104,717)	(29,611,374)	(438,722,409)	(10,850,830)	(333,729,698)	(10,167,427)	(349,658,013)

4,739,065	74,122,093	7,625,581	114,778,429	(7,545,175)	(231,599,057)	(2,399,134)	(82,443,727)

176,262	2,077,012	807,304	11,284,522	52,869	1,507,168	189,650	6,242,508
34,909	399,355	68,855	968,101	41,877	1,224,496	16,154	526,633
(2,019,752)	(23,744,921)	(970,042)	(13,530,156)	(418,454)	(11,757,135)	(137,374)	(4,625,887)

(1,808,581)	(21,268,554)	(93,883)	(1,277,533)	(323,708)	(9,025,471)	68,430	2,143,254

822	10,000	—	—	303	10,001	—	—
51	587	—	—	40	1,186	—	—

873	10,587	—	—	343	11,187	—	—

822	10,000	—	—	303	10,001	—	—
51	587	—	—	40	1,181	—	—

873	10,587	—	—	343	11,182	—	—

5,446,976	$82,226,428	9,704,921	$144,546,278	(14,856,315)	$(438,254,142)	8,710,845	$280,159,863

GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$20.66	$0.64		$(1.86)	$(1.22)	$(0.53)	$(1.20)	$(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70	1.14	(0.37)	—	(0.37)

2005 - A	18.63	0.36	(d)	1.26	1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44	1.91	(0.45)	—	(0.45)
2005 - Service	18.67	0.33	(d)	1.27	1.60	(0.38)	—	(0.38)

2004 - A	17.21	0.31		1.48	1.79	(0.37)	—	(0.37)
2004 - B	17.08	0.17		1.47	1.64	(0.23)	—	(0.23)
2004 - C	17.07	0.17		1.47	1.64	(0.24)	—	(0.24)
2004 - Institutional	17.24	0.38		1.48	1.86	(0.44)	—	(0.44)
2004 - Service	17.25	0.28		1.49	1.77	(0.35)	—	(0.35)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 178% for the year ended August 31, 2008, 54% for the year ended August 31, 2007 and 220% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.

(e)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions
					Ratio of			Ratio of
		Net assets,	Ratio of		net investment		Ratio of	net investment
Net asset		end of	net expenses		income		total expenses	income		Portfolio
value, end	Total	year	to average		to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets	net assets		rate(c)

$17.71	(6.48)%	$148,623	1.03%		3.37%		1.29%	3.11%		184%
17.56	(7.21)	12,946	1.78		2.62		2.04	2.36		184
17.52	(7.19)	7,835	1.78		2.63		2.04	2.37		184
17.98	(6.10)	2,951	0.63		3.78		0.89	3.52		184
17.77	(6.41)	1	1.13		3.33		1.39	3.07		184

20.66	10.53	180,905	1.06		2.72		1.31	2.47		63
20.50	9.71	16,906	1.81		1.97		2.06	1.72		63
20.46	9.72	7,696	1.81		1.97		2.06	1.72		63
20.95	10.99	3,187	0.66		3.14		0.91	2.89		63
20.70	10.53	2	1.16		2.60		1.41	2.35		63

20.68	6.08	178,220	1.11		2.29		1.27	2.13		256
20.52	5.32	20,462	1.86		1.51		2.02	1.35		256
20.49	5.30	6,244	1.86		1.55		2.02	1.39		256
20.94	6.51	2,088	0.71		2.71		0.87	2.55		256
20.66	5.80	1	1.21		2.09		1.37	1.93		256

19.88	8.80	195,531	1.14		1.84	(d)	1.31	1.67	(d)	228
19.73	8.00	29,093	1.89		1.10	(d)	2.06	0.93	(d)	228
19.71	8.00	6,080	1.89		1.09	(d)	2.06	0.92	(d)	228
20.12	10.36 (e)	2,052	0.80	(e)	2.14	(d)	0.93	2.01	(d)	228
19.89	8.66	1	1.24		1.68	(d)	1.41	1.51	(d)	228

18.63	10.47	169,436	1.15		1.68		1.30	1.53		208
18.49	9.67	31,067	1.90		0.93		2.05	0.78		208
18.47	9.63	5,803	1.90		0.93		2.05	0.78		208
18.66	10.88	2,127	0.75		2.08		0.90	1.93		208
18.67	10.34	1	1.25		1.63		1.40	1.48		208

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$15.90	$0.52	$(2.77)	$(2.25)	$(0.48)	$(1.38)	$(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.79	(16.33)%	$1,031,252	1.20%		3.70%		1.25%		3.65%		161%
11.58	(16.99)	13,280	1.95		2.93		2.00		2.88		161
11.56	(16.99)	9,875	1.95		2.97		2.00		2.92		161
12.11	(15.99)	2,676,502	0.80		4.13		0.85		4.08		161
11.81	(16.50)	49,411	1.30		3.54		1.35		3.49		161
11.75	(19.67)	8	0.95	(c)	3.02	(c)	1.00	(c)	2.97	(c)	161
11.72	(19.92)	8	1.45	(c)	2.55	(c)	1.50	(c)	2.50	(c)	161

15.90	19.12	1,495,073	1.22		1.96		1.26		1.92		56
15.67	18.28	19,124	1.97		0.98		2.01		0.94		56
15.64	18.21	13,961	1.97		0.98		2.01		0.94		56
16.28	19.63	3,255,644	0.82		2.38		0.86		2.34		56
15.93	19.11	55,340	1.32		1.67		1.36		1.63		56

14.29	24.02	739,861	1.26		1.63		1.35		1.54		59
14.09	23.18	10,306	2.02		0.64		2.11		0.55		59
14.09	23.10	7,110	2.02		0.67		2.11		0.58		59
14.59	24.52	1,661,909	0.86		2.01		0.95		1.92		59
14.31	23.87	40,369	1.37		1.38		1.46		1.29		59

11.70	24.12	293,591	1.39		1.64		1.40		1.63		73
11.53	23.05	8,075	2.14		0.75		2.15		0.74		73
11.54	23.16	4,824	2.14		0.75		2.15		0.74		73
11.93	24.51	697,144	0.99		1.96		1.00		1.95		73
11.73	23.93	22,429	1.49		2.33		1.50		2.32		73

9.49	24.85	130,291	1.59		1.08		1.68		0.99		99
9.37	24.31	6,408	2.16		0.45		2.25		0.36		99
9.37	24.28	3,747	2.16		0.43		2.25		0.34		99
9.68	25.71	261,118	1.01		1.65		1.10		1.56		99
9.54	25.08	144	1.51		1.55		1.60		1.46		99

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$14.36	$0.06		$(1.91)	$(1.85)	$(0.03)	$(0.10)	$(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (c)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (c)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced on November 30, 2007)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced on November 30, 2007)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

2006 - A	12.55	0.04		0.61	0.65	— (c)	—	—
2006 - B	11.81	(0.06)		0.58	0.52	—	—	—
2006 - C	11.81	(0.06)		0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09		0.64	0.73	(0.04)	—	—
2006 - Service	12.43	0.02		0.65	0.67	—	—	—

2005 - A	11.13	0.04	(d)	1.38 (e)	1.42	—	—	—
2005 - B	10.55	(0.04	)(d)	1.30 (e)	1.26	—	—	—
2005 - C	10.55	(0.04	)(d)	1.30 (e)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(d)	1.43 (e)	1.51	—	—	—
2005 - Service	11.04	0.04	(d)	1.35 (e)	1.39	—	—	—

2004 - A	10.33	(0.01)		0.81	0.80	—	—	—
2004 - B	9.87	(0.09)		0.77	0.68	—	—	—
2004 - C	9.87	(0.09)		0.77	0.68	—	—	—
2004 - Institutional	10.52	0.03		0.83	0.86	—	—	—
2004 - Service	10.26	(0.02)		0.80	0.78	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.

(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Annualized.

(g)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 12.67%, 11.85%, 11.85%, 13.18%, and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.38	(12.96)%	$434,970	0.95%		0.40%		1.10%		0.25%		118%
11.40	(13.71)	25,718	1.70		(0.34)		1.85		(0.49)		118
11.41	(13.63)	23,960	1.70		(0.34)		1.85		(0.49)		118
12.76	(12.71)	1,278,322	0.55		0.82		0.70		0.67		118
12.28	(13.11)	273	1.05		0.32		1.20		0.17		118
12.35	(13.86)	9	0.70	(f)	0.63	(f)	0.85	(f)	0.48	(f)	118
12.31	(14.18)	9	1.20	(f)	0.21	(f)	1.35	(f)	0.06	(f)	118

14.36	8.85	678,286	0.95		0.30		1.09		0.16		140
13.31	7.95	49,211	1.70		(0.48)		1.84		(0.62)		140
13.31	7.86	35,896	1.70		(0.48)		1.84		(0.62)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		0.55		140
14.25	8.78	258	1.05		0.12		1.19		(0.02)		140

13.20	5.21	310,386	1.00		0.28		1.16		0.12		111
12.33	4.40	41,947	1.76		(0.52)		1.91		(0.67)		111
12.34	4.49	22,811	1.76		(0.52)		1.91		(0.67)		111
13.58	5.66	488,448	0.60		0.69		0.76		0.53		111
13.10	5.39	260	1.10		0.15		1.26		(0.01)		111

12.55	12.76 (g)	166,792	1.11		0.37	(d)	1.24		0.24	(d)	146
11.81	11.94 (g)	65,545	1.86		(0.32	)(d)	1.99		(0.45	)(d)	146
11.81	11.94 (g)	29,672	1.86		(0.32	)(d)	1.99		(0.45	)(d)	146
12.89	13.27 (g)	263,906	0.71		0.65	(d)	0.84		0.52	(d)	146
12.43	12.59 (g)	227	1.21		0.38	(d)	1.34		0.25	(d)	146

11.13	7.74	120,872	1.15		(0.10)		1.29		(0.24)		149
10.55	6.89	78,810	1.90		(0.85)		2.04		(0.99)		149
10.55	6.89	32,901	1.90		(0.85)		2.04		(0.99)		149
11.38	8.17	109,353	0.75		0.31		0.89		0.17		149
11.04	7.60	361	1.25		(0.20)		1.39		(0.34)		149

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$14.51	$0.18	$(2.80)	$(2.62)	$(0.19)	$(0.46)	$(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.24	(18.65)%	$398,881	0.95%		1.41%		1.05%		1.31%		130%
11.16	(19.22)	7,306	1.70		0.67		1.80		0.57		130
11.16	(19.21)	18,614	1.70		0.67		1.80		0.57		130
11.24	(18.30)	1,027,705	0.55		1.82		0.65		1.72		130
11.28	(18.73)	8,994	1.05		1.31		1.15		1.21		130
11.23	(15.18)	8	0.70	(c)	1.70	(c)	0.80	(c)	1.60	(c)	130
11.23	(15.44)	8	1.20	(c)	1.26	(c)	1.30	(c)	1.16	(c)	130

14.51	8.90	640,535	0.95		1.23		1.04		1.14		119
14.39	8.03	16,587	1.70		0.46		1.79		0.37		119
14.40	7.99	25,946	1.70		0.47		1.79		0.38		119
14.51	9.24	1,444,839	0.55		1.64		0.64		1.55		119
14.56	8.70	14,237	1.05		1.14		1.14		1.05		119

13.99	13.43	438,245	0.99		1.31		1.10		1.20		127
13.88	12.56	19,200	1.75		0.49		1.84		0.40		127
13.90	12.66	22,768	1.75		0.51		1.84		0.41		127
14.00	13.92	715,191	0.59		1.69		0.69		1.59		127
14.06	13.35	1,697	1.11		1.28		1.20		1.19		127

12.69	17.13	186,441	1.10		0.99		1.14		0.95		132
12.59	16.32	20,479	1.85		0.22		1.89		0.18		132
12.60	16.32	20,666	1.85		0.22		1.89		0.18		132
12.69	17.69	384,875	0.70		1.39		0.74		1.35		132
12.73	17.06	799	1.20		0.87		1.24		0.83		132

11.15	18.93	100,374	1.10		0.95		1.15		0.90		154
11.06	18.09	19,819	1.85		0.19		1.90		0.14		154
11.07	17.97	17,027	1.85		0.19		1.90		0.14		154
11.14	19.41	194,541	0.70		1.36		0.75		1.31		154
11.18	18.89	487	1.20		0.84		1.25		0.79		154

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$12.89	$0.01	$(1.23)	$(1.22)	$(0.01)	$(0.66)	$(0.67)
2008 - B	11.74	(0.06)	(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)	(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06	(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01	(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03	(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)	(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04	(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10	(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02	(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	— (d)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)	0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)	0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06	0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)	0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

(e)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets(c)		rate

$11.00	(9.73)%	$211,930	1.25%		0.12%		1.36%		0.01%		160%
9.89	(10.39)	5,807	2.00		(0.57)		2.11		(0.68)		160
9.94	(10.35)	16,250	2.00		(0.60)		2.11		(0.71)		160
11.45	(9.29)	547,109	0.85		0.54		0.96		0.43		160
10.84	(9.80)	2,904	1.35		0.12		1.46		0.01		160
10.98	(4.14)	10	1.00	(c)	0.36	(c)	1.11	(c)	0.25	(c)	160
10.95	(4.40)	10	1.50	(c)	(0.07	)(c)	1.61	(c)	(0.18	)(c)	160

12.89	(0.76)	208,875	1.26		0.24		1.34		0.16		154
11.74	(1.52)	10,875	2.01		(0.51)		2.09		(0.59)		154
11.79	(1.44)	21,631	2.01		(0.51)		2.09		(0.59)		154
13.37	(0.32)	575,499	0.86		0.64		0.94		0.56		154
12.72	(0.80)	26,406	1.36		0.14		1.44		0.06		154

13.76	2.42	185,508	1.27		—	(e)	1.37		(0.09)		151
12.69	1.66	16,197	2.02		(0.75)		2.11		(0.84)		151
12.74	1.65	25,899	2.02		(0.75)		2.11		(0.84)		151
14.23	2.77	504,101	0.87		0.40		0.97		0.30		151
13.59	2.30	29,501	1.37		(0.09)		1.46		(0.18)		151

14.55	24.97	154,877	1.33		(0.15)		1.41		(0.23)		149
13.60	24.07	19,555	2.08		(0.89)		2.16		(0.97)		149
13.64	24.09	24,901	2.08		(0.90)		2.16		(0.98)		149
14.95	25.57	328,912	0.93		0.25		1.01		0.17		149
14.40	24.86	38,412	1.43		(0.26)		1.51		(0.34)		149

12.24	11.87	114,684	1.33		(0.30)		1.43		(0.40)		153
11.56	11.08	19,642	2.08		(1.04)		2.18		(1.14)		153
11.60	11.05	20,915	2.08		(1.05)		2.18		(1.15)		153
12.52	12.31	145,003	0.93		0.10		1.03		—	(e)	153
12.13	11.79	42,618	1.43		(0.40)		1.53		(0.50)		153

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$33.30	$0.29		$(4.86)	$(4.57)	$(0.34)	$(3.42)	$(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(c)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

2005 - A	25.81	0.26	(d)	3.28	3.54	(0.22)	—	(0.22)
2005 - B	24.39	0.05	(d)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05	(d)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36	(d)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23	(d)	3.25	3.48	(0.20)	—	(0.20)

2004 - A	22.57	0.11		3.20	3.31	(0.07)	—	(0.07)
2004 - B	21.42	(0.08)		3.05	2.97	—	—	—
2004 - C	21.34	(0.08)		3.04	2.96	—	—	—
2004 - Institutional	23.00	0.21		3.27	3.48	(0.16)	—	(0.16)
2004 - Service	22.40	0.08		3.19	3.27	(0.07)	—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$24.97	(15.39)%	$530,590	0.95%		1.03%		1.13%		0.85%		96%
23.18	(16.04)	77,406	1.70		0.28		1.88		0.10		96
23.01	(16.01)	58,873	1.70		0.28		1.88		0.10		96
25.61	(15.09)	253,353	0.55		1.40		0.73		1.22		96
24.74	(15.43)	3,908	1.05		0.91		1.23		0.73		96
24.88	(14.61)	9	0.70	(e)	1.30	(e)	0.88	(e)	1.12	(e)	96
24.81	(14.89)	9	1.20	(e)	0.85	(e)	1.38	(e)	0.67	(e)	96

33.30	9.11	863,259	0.95		0.82		1.10		0.67		119
31.17	8.27	154,414	1.70		0.09		1.85		(0.06)		119
31.01	8.27	100,803	1.70		0.07		1.85		(0.08)		119
34.07	9.56	594,020	0.55		1.22		0.70		1.07		119
32.98	9.01	15,884	1.05		0.72		1.20		0.57		119

31.79	9.51	611,999	0.99		0.79		1.15		0.64		129
29.92	8.72	78,110	1.75		0.01		1.90		(0.13)		129
29.78	8.73	36,628	1.75		0.03		1.90		(0.12)		129
32.48	9.97	644,250	0.59		1.22		0.75		1.06		129
31.50	9.39	13,019	1.09		0.70		1.25		0.55		129

29.13	13.75	477,204	1.09		0.93	(d)	1.19		0.83	(d)	142
27.52	12.87	108,595	1.84		0.19	(d)	1.94		0.09	(d)	142
27.39	12.86	38,380	1.84		0.20	(d)	1.94		0.10	(d)	142
29.72	14.16	269,545	0.69		1.23	(d)	0.79		1.13	(d)	142
28.88	13.61	10,328	1.15		0.84	(d)	1.25		0.74	(d)	142

25.81	14.71	398,346	1.13		0.43		1.25		0.31		112
24.39	13.87	115,492	1.88		(0.32)		2.00		(0.44)		112
24.30	13.87	38,656	1.88		(0.32)		2.00		(0.44)		112
26.32	15.18	140,587	0.73		0.83		0.85		0.71		112
25.60	14.60	9,215	1.23		0.33		1.35		0.21		112

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund and Goldman Sachs Structured U.S. Equity Fund (collectively the “Structured Equity Funds”), portfolios of Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2008

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Fund Expenses — Six Month Period Ended August 31, 2008 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured International Equity Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund				Structured U.S. Equity Fund
				Expenses Paid for				Expenses Paid for				Expenses Paid for				Expenses Paid for				Expenses Paid for				Expenses Paid for
	Beginning	Ending		the	Beginning Account	Ending		the	Beginning Account	Ending Account		the	Beginning	Ending		the	Beginning Account	Ending		the	Beginning Account	Ending Account		the
	Account Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Value		6 months ended	Account Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Value		6 months ended
Share Class	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$983.90		$5.15	$1,000	$903.40		$5.78	$1,000	$979.40		$4.74	$1,000	$945.10		$4.61	$1,000	$1,077.40		$6.51	$1,000	$961.10		$4.65
Hypothetical 5% return	1,000	1,019.95	+	5.24	1,000	1,019.07	+	6.13	1,000	1,020.35	+	4.84	1,000	1,020.40	+	4.79	1,000	1,018.87	+	6.33	1,000	1,020.39	+	4.79

Class B
Actual	1,000	980.40		8.87	1,000	899.80		9.35	1,000	975.20		8.45	1,000	941.60		8.25	1,000	1,073.80		10.41	1,000	957.50		8.33
Hypothetical 5% return	1,000	1,016.18	+	9.03	1,000	1,015.30	+	9.92	1,000	1,016.58	+	8.63	1,000	1,016.64	+	8.57	1,000	1,015.10	+	10.11	1,000	1,016.62	+	8.58

Class C
Actual	1,000	980.50		8.87	1,000	899.60		9.35	1,000	976.00		8.46	1,000	941.90		8.26	1,000	1,074.60		10.42	1,000	957.60		8.34
Hypothetical 5% return	1,000	1,016.18	+	9.03	1,000	1,015.30	+	9.92	1,000	1,016.58	+	8.63	1,000	1,016.63	+	8.58	1,000	1,015.09	+	10.12	1,000	1,016.62	+	8.59

Institutional
Actual	1,000	986.10		3.15	1,000	905.80		3.87	1,000	980.80		2.75	1,000	947.20		2.66	1,000	1,080.20		4.43	1,000	962.80		2.67
Hypothetical 5% return	1,000	1,021.96	+	3.21	1,000	1,021.08	+	4.10	1,000	1,022.36	+	2.81	1,000	1,022.41	+	2.76	1,000	1,020.88	+	4.31	1,000	1,022.41	+	2.76

Service
Actual	1,000	984.10		5.68	1,000	902.90		6.25	1,000	978.50		5.25	1,000	944.80		5.09	1,000	1,077.50		7.02	1,000	960.80		5.13
Hypothetical 5% return	1,000	1,019.41	+	5.78	1,000	1,018.57	+	6.63	1,000	1,019.83	+	5.36	1,000	1,019.90	+	5.29	1,000	1,018.38	+	6.82	1,000	1,019.91	+	5.28

Class IR
Actual	N/A	N/A		N/A	1,000	903.80		4.65	1,000	980.90		3.60	1,000	946.40		3.51	1,000	1,079.60		5.42	1,000	962.10		3.59
Hypothetical 5% return					1,000	1,025.14	+	4.95	1,000	1,025.14	+	3.68	1,000	1,025.14	+	3.66	1,000	1,025.14	+	5.27	1,000	1,025.14	+	3.71

Class R
Actual	N/A	N/A		N/A	1,000	902.20		6.91	1,000	977.80		5.82	1,000	944.70		5.70	1,000	1,077.80		7.65	1,000	959.80		5.79
Hypothetical 5% return					1,000	1,017.87	+	7.33	1,000	1,019.25	+	5.94	1,000	1,019.28	+	5.92	1,000	1,017.77	+	7.43	1,000	1,019.23	+	5.97

*	Expenses for each share class are calculated using the Funds’ annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced	1.03%	1.78%	1.78%	0.63%	1.13%	N/A	N/A
Structured International Equity	1.20	1.95	1.95	0.80	1.30	0.95%	1.45%
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05	0.70	1.20
Structured Large Cap Value	0.95	1.70	1.70	0.55	1.05	0.70	1.20
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Balanced Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues in relation to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel;

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each of the Funds.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. In connection with performance of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured U.S. Equity and Structured International Equity Funds, the Trustees noted the unusual market conditions prevailing in the past year. They also noted that the Investment Adviser had taken steps intended to improve Fund performance, including making changes to the organization and operation of the Quantitative Investment Strategies Team and making adjustments to the model and trading strategies used to manage the Funds. The Trustees believed that the Investment Adviser’s continued management would benefit each of these Funds and its shareholders. With respect to the Balanced Fund, the Trustees believed that the Fund had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit this Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fees payable by each of the Funds (except for the Structured International Equity Fund). They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

		Structured	Structured	Structured	Structured	Structured
		International	Large Cap	Large Cap	Small Cap	U.S.
	Balanced	Equity	Growth	Value	Equity	Equity

First $1 billion	0.65%	0.85%	0.65%	0.60%	0.85%	0.65%
Next $1 billion	0.59	0.77	0.59	0.54	0.85	0.59
Next $3 billion	0.56	0.73	0.56	0.51	0.77	0.56
Next $3 billion	0.55	0.72	0.55	0.50	0.73	0.55
Over $8 billion	0.54	0.71	0.54	0.49	0.72	0.54

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Structured Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2008, 52.31%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended August 31, 2008, the total amount of income received by the Structured International Equity Fund from sources within foreign countries and possessions of the United States was $0.4923 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0229 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S Equity Funds designate $11,427,475, $306,437,663, $14,057,915, $62,647,838, $42,182,777, and $150,529,847, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2008. Of the amounts designated by the Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S Equity Funds, $11,427,475, $306,437,663, $14,057,915, $62,610,771, $42,182,777, and $150,529,847, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

For the year ended August 31, 2008, 56.92%, 47.73%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured International Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2008, the Structured International Equity, and Structured Large Cap Value Funds, designate $111,019,598, and $155,517, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 13908.MF.TMPL STRUCTAR / 136K / 09-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008